As filed with the Securities and Exchange Commission on July 17, 2019

Securities Act File No. 333-231648

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

BLACKROCK CAPITAL APPRECIATION FUND, INC.

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 441-7762

John M. Perlowski

BLACKROCK CAPITAL APPRECIATION FUND, INC.

55 East 52nd Street

New York, New York 10055

United States of America

(Name and Address of Agent for Service)

Copies to:

John A. MacKinnon, Esq. Jesse C. Kean, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of Common Stock, par value $0.10 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of each of FDP BlackRock International Fund, FDP BlackRock Capital Appreciation Fund and FDP BlackRock Equity Dividend Fund, each a series of FDP Series, Inc.

2.	Questions and Answers for Shareholders of each of FDP BlackRock International Fund, FDP BlackRock Capital Appreciation Fund and FDP BlackRock Equity Dividend Fund, each a series of FDP Series, Inc.

3.

Combined Prospectus/Information Statement regarding the reorganizations of (i) FDP BlackRock International Fund, a series of FDP Series, Inc., into BlackRock International Fund, a series of BlackRock Series, Inc., (ii) FDP BlackRock Capital Appreciation Fund, a series of FDP Series, Inc., into BlackRock Capital Appreciation Fund, Inc. and (iii) FDP BlackRock Equity Dividend Fund, a series of FDP Series, Inc., into BlackRock Equity Dividend Fund.

4.

Statement of Additional Information regarding the reorganizations of (i) FDP BlackRock International Fund, a series of FDP Series, Inc., into BlackRock International Fund, a series of BlackRock Series, Inc., (ii) FDP BlackRock Capital Appreciation Fund, a series of FDP Series, Inc., into BlackRock Capital Appreciation Fund, Inc. and (iii) FDP BlackRock Equity Dividend Fund, a series of FDP Series, Inc., into BlackRock Equity Dividend Fund.

5.	Part C Information

6.	Exhibits

FDP SERIES, INC.

FDP BlackRock International Fund

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

[                ], 2019

Dear Shareholder:

I am writing to inform you about reorganizations that will affect your investment in FDP BlackRock International Fund (the “International Target Fund”), FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Target Fund”) and/or FDP BlackRock Equity Dividend Fund (the “Equity Dividend Target Fund” and collectively with the International Target Fund and the Capital Appreciation Target Fund, the “Target Funds” and each, a “Target Fund”), each a series of FDP Series, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization with respect to each Target Fund, your Target Fund will be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to each Target Fund, as set out in the table below under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
International Target Fund	BlackRock International Fund (the “International Acquiring Fund”), a series of BlackRock Series, Inc., a Maryland corporation (the “International Acquiring Corporation”)

Capital Appreciation Target Fund	BlackRock Capital Appreciation Fund, Inc. (the “Capital Appreciation Acquiring Fund”), a Maryland corporation

Equity Dividend Target Fund	BlackRock Equity Dividend Fund (the “Equity Dividend Acquiring Fund”), a Massachusetts business trust

Each Target Fund and each Acquiring Fund is referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Corporation (the “Target Board”) and the Boards of Directors/Trustees of the International Acquiring Corporation, the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund (collectively the “Acquiring Boards” and together with the Target Board, the “Boards” and each, a “Board”) have each determined that the applicable Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of such Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about each Reorganization. As a result of each Reorganization, you will receive shares (including fractional shares, if any) of the same class in the applicable Acquiring Fund with the same aggregate net asset value as the shares of the applicable Target Fund you own immediately prior to the Reorganization.

Each Reorganization is taking place because combining the Target Fund’s and its corresponding Acquiring Fund’s assets in such Reorganization will eliminate what are substantially duplicate products. The Target Board has determined that shareholders of each Target Fund may benefit from the following:

(i) shareholders of each Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) the Reorganization will allow shareholders of (a) the International Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies and (b) each of the Capital Appreciation Target Fund and the Equity Dividend Target Fund to invest in a fund with an identical investment objective and substantially similar principal investment strategies, although in each case there may be certain differences;

(iii) the larger net asset size of each combined fund (each, a “Combined Fund” and collectively, the “Combined Funds”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of such Combined Fund);

(iv) the larger net asset size of each Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to such Combined Fund;

(v) Assuming the applicable Reorganization had occurred on (a) April 30, 2019 with respect to the International Combined Fund, (b) March 31, 2019 with respect to the Capital Appreciation Combined Fund and (c) January 31, 2019 with respect to the Equity Dividend Combined Fund, each Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization, as set forth in the table below, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through the dates indicated in the table below, in each case as of April 30, 2019, March 31, 2019 and January 31, 2019, as applicable; and

Combined Fund Name	Combined Fund Net Annual Fund Operating Expenses Estimated to be the Same/Lower than the Target Fund	Expiration Date of Contractual Fee and Expense Waivers/Reimbursements
International Combined Fund	Lower	February 28, 2021[1,2]
Capital Appreciation Combined Fund	Lower	January 31, 20211/January 31, 2029[2]
Equity Dividend Combined Fund	Lower	November 30, 2020[1]
[1]

For waiver of the management fee with respect to any portion of the Combined Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee.

[2]

For waiver and/or reimbursement of fees and expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements as a percentage of average daily net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for certain share classes.

(vi) each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with each Target Fund’s, the International Acquiring Corporation’s, the Capital Appreciation Acquiring Fund’s and the Equity Dividend Acquiring Fund’s operative documents, and applicable Maryland and Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), each Reorganization may be effected without the approval of shareholders of any Fund.

I encourage you to carefully review the enclosed materials, which explain these Reorganizations in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

FDP BlackRock International Fund

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

FDP SERIES, INC.

100 Bellevue Parkway,

Wilmington, Delaware 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganizations (as defined below).

Q:	Why are the Reorganizations taking place?

A:

The Boards (as defined below) have each determined that the applicable Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of such Reorganization.

Q:	What do the Reorganizations provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Corporation, on behalf of the applicable Target Fund, and the corresponding Acquiring Fund or the International Acquiring Corporation, on behalf of the International Acquiring Fund, as applicable, such Target Fund will be reorganized into the corresponding Acquiring Fund as set out in the table below:

Target Fund		Acquiring Fund

FDP BlackRock International Fund (the “International Target Fund”)	a series of FDP Series, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland	BlackRock International Fund (the “International Acquiring Fund”)	a series of BlackRock Series, Inc. (the “International Acquiring Corporation”), a corporation organized under the laws of the State of Maryland

FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Target Fund”)	a series of the Target Corporation	BlackRock Capital Appreciation Fund, Inc. (the “Capital Appreciation Acquiring Fund”), a corporation organized under the laws of the State of Maryland

FDP BlackRock Equity Dividend Fund (the “Equity Dividend Target Fund” and together with the International Target Fund and the Capital Appreciation Target Fund, the “Target Funds” and each, a “Target Fund”)	a series of the Target Corporation	BlackRock Equity Dividend Fund (the “Equity Dividend Acquiring Fund” and together with the International Acquiring Fund and the Capital Appreciation Acquiring Fund, the “Acquiring Funds” and each, an “Acquiring Fund”), a Massachusetts business trust

Each Target Fund and each Acquiring Fund is referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the applicable Reorganization, each Acquiring Fund may be referred to as a “Combined Fund.”

The Reorganizations will result in each shareholder of each Target Fund becoming a shareholder of the corresponding Acquiring Fund, another mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser as each Target Fund.

Each Target Fund and its corresponding Acquiring Fund pursue identical or substantially similar investment objectives and employ substantially similar investment strategies to achieve their respective investment objective, although in each case there may be certain differences.

The Reorganization Agreement for each Reorganization provides for:

Step 1: The transfer and delivery of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”).

Step 2: The distribution of the Acquiring Fund Shares pro rata by the corresponding Target Fund to its shareholders.

Step 3: The redemption by the applicable Target Fund of all of its outstanding shares for no consideration.

Step 4: The termination, dissolution and liquidation of the applicable Target Fund as a series of the Target Corporation.

Q:	Do I need to vote for the Reorganizations?

A:

No. No vote of shareholders will be taken with respect to the Reorganizations. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

Q:	In each Reorganization, what class of shares of the applicable Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following International Target Fund Shares	You will receive the following International Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The International Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Capital Appreciation Target Fund Shares	You will receive the following Capital Appreciation Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Equity Dividend Target Fund Shares	You will receive the following Equity Dividend Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Equity Dividend Acquiring Fund also offers Investor C1 Shares, Class R Shares, Service Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

ii

Q:	Will I own the same number of shares of a Combined Fund as I currently own of my Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the applicable Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the corresponding Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of such Target Fund and its corresponding Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the applicable Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions. Thus, if as of the Valuation Time the NAV of a share of the applicable Acquiring Fund is lower than the NAV of the corresponding share class of the applicable Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganizations than you held in the Target Fund immediately prior to the applicable Reorganization. On the other hand, if the NAV of a share of the applicable Acquiring Fund is higher than the NAV of the corresponding share class of the applicable Target Fund, you will receive fewer Acquiring Fund Shares in the applicable Reorganization than you held in the Target Fund immediately prior to such Reorganization. The aggregate NAV of your Combined Fund shares immediately after the applicable Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to such Reorganization.

Q:	Who will advise each Combined Fund once a Reorganization is completed?

A:

Each Fund is advised by BlackRock and BlackRock will continue to advise each Combined Fund once the Reorganizations are completed. The International Target Fund and the International Acquiring Fund are each sub-advised by BlackRock International Limited (“BIL”). BIL will continue to sub-advise the International Combined Fund once the Reorganization is completed. Each of BlackRock and BIL is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganizations affect Fund fees and expenses?

A:

Assuming the applicable Reorganization had occurred on (a) April 30, 2019 with respect to the International Combined Fund, (b) March 31, 2019 with respect to the Capital Appreciation Combined Fund and (c) January 31, 2019 with respect to the Equity Dividend Combined Fund, each Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization, as set forth in the table below, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through the dates indicated in the table below, in each case as of April 30, 2019, March 31, 2019 and January 31, 2019, as applicable.

Combined Fund Name	Combined Fund Net Annual Fund Operating Expenses Estimated to be the Same/Lower than the Target Fund	Expiration Date of Contractual Fee and Expense Waivers/Reimbursements
International Combined Fund	Lower	February 28, 2021[1,2]
Capital Appreciation Combined Fund	Lower	January 31, 20211/January 31, 2029[2]
Equity Dividend Combined Fund	Lower	November 30, 2020[1]
[1]

For waiver of the management fee with respect to any portion of the Combined Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee.

[2]

For waiver and/or reimbursement of fees and expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements as a percentage of average daily net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for certain share classes.

iii

Q:	Are there any differences in front-end sales charges or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of each Acquiring Fund to be issued in the Reorganizations (Investor A, Investor C and Institutional) to the holders of shares of the applicable Target Fund will be identical to the corresponding charges on the shares of such Target Fund held by such shareholders immediately prior to the Reorganizations.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the applicable Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the applicable Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any CDSC that applies to shares of the applicable Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the applicable Target Fund.

Q:	Do I need to take any action in connection with the Reorganizations?

A:

No. Your shares will automatically be converted into shares of the applicable Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. The aggregate NAV of the applicable Acquiring Fund shares you receive in the applicable Reorganization will be equal to the aggregate NAV of the shares you own in the applicable Target Fund immediately prior to such Reorganization.

Q:	Will the Reorganizations create a taxable event for me?

A:

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganizations so qualify, the Target Funds and the Acquiring Funds will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganizations (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of certain assets).

At any time before the Reorganizations take place, a shareholder may redeem shares of the Target Funds. Generally, such redemptions would be taxable transactions.

The portfolio managers of each Acquiring Fund have reviewed the portfolio holdings of its corresponding Target Fund and, as of (i) April 30, 2019 with respect to the International Target Fund, (ii) March 31, 2019 with respect to the Capital Appreciation Target Fund and (iii) January 31, 2019 with respect to the Equity Dividend Target Fund, all the securities held by each Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that any of the Acquiring Funds will sell any securities of the corresponding Target Fund acquired in the Reorganizations in preparation for, or as a result of, the Reorganizations, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of each Target Fund in connection with the applicable Reorganization. If any of the portfolio assets of the applicable Target Fund are sold, or deemed sold, as a result of the termination of the Target Fund’s taxable year due to the Reorganizations or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the applicable Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be

iv

taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganizations, each Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

You may wish to consult with your tax adviser concerning the tax consequences of each Reorganization.

Q:	What if I redeem my shares before the applicable Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganizations take place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganizations?

A:

BlackRock or its affiliates will pay, directly or through waivers, each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees), which are estimated to be approximately $20,000 for the International Acquiring Fund, $20,000 for the Capital Appreciation Acquiring Fund and $20,000 for the Equity Dividend Acquiring Fund. Each Target Fund’s portion of the costs associated with the applicable Reorganization is estimated to be approximately $150,000 for the International Target Fund, $150,000 for the Capital Appreciation Target Fund and $150,000 for the Equity Dividend Target Fund (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with each Target Fund will be borne directly by the applicable Target Fund because it will benefit from the applicable Reorganization. The total estimated expenses of the Reorganizations are approximately $170,000 for the reorganization of the International Target Fund into the International Acquiring Fund, $170,000 for the reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund, and $170,000 for the reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock, either directly or through waivers (with respect to the Acquiring Funds), or by the Target Funds directly, as applicable, regardless of whether the Reorganizations are consummated.

Q:	When will the Reorganizations occur?

A:	The Reorganizations are expected to occur during the third quarter of 2019.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact each Target Fund at (800) 441-7762.

Important additional information about the Reorganizations is set forth in the accompanying Combined Prospectus/Information Statement.

Please read it carefully.

v

The information in this Combined Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Information Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 17, 2019

COMBINED PROSPECTUS/INFORMATION STATEMENT

FDP SERIES, INC.

FDP BlackRock International Fund

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

BLACKROCK SERIES, INC.

BlackRock International Fund

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK EQUITY DIVIDEND FUND

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of FDP BlackRock International Fund (the “International Target Fund”), FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Target Fund”) and/or FDP BlackRock Equity Dividend Fund (the “Equity Dividend Target Fund” and collectively with the International Target Fund and the Capital Appreciation Target Fund, the “Target Funds” and each, a “Target Fund”), each a series of FDP Series, Inc. (the “Target Corporation”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization with respect to each Target Fund, your Target Fund will be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to each Target Fund, as set out in the table below under the heading “Acquiring Funds” (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
International Target Fund	BlackRock International Fund (the “International Acquiring Fund”), a series of BlackRock Series, Inc., a Maryland corporation (the “International Acquiring Corporation”)

Capital Appreciation Target Fund	BlackRock Capital Appreciation Fund, Inc. (the “Capital Appreciation Acquiring Fund”), a Maryland corporation

Equity Dividend Target Fund	BlackRock Equity Dividend Fund (the “Equity Dividend Acquiring Fund”), a Massachusetts business trust

Each Target Fund and each Acquiring Fund is referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Target Corporation (the “Target Board”) and the Boards of Directors/Trustees of the International Acquiring Corporation, the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund (collectively the “Acquiring Boards” and together with the Target Board, the “Boards” and each, a “Board”) have each determined that the applicable Reorganization is in the best interests of the applicable Fund, and that the interests of such Fund’s shareholders will not be diluted as a result of such Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of each Reorganization, each Target Fund will be reorganized into its corresponding Acquiring Fund and you will become a shareholder of the applicable Acquiring Fund. Each Target Fund and its corresponding Acquiring Fund pursue identical or substantially similar investment objectives and employ substantially similar investment strategies to achieve their respective investment objective, although in each case there may be certain differences. The chart below sets forth the investment objective of each Fund.

Target Fund	Target Fund Investment Objective	Acquiring Fund	Acquiring Fund Investment Objective
International Target Fund	To seek long-term capital growth.	International Acquiring Fund	To seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States.

Capital Appreciation Target Fund	To seek long-term growth of capital.	Capital Appreciation Acquiring Fund	To seek long-term growth of capital.

Equity Dividend Target Fund	To seek long-term total return and current income.	Equity Dividend Acquiring Fund	To seek long-term total return and current income.

For more information on each Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

Each Target Fund will transfer substantially all of its assets to its corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, such Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, such Target Fund will redeem all of its outstanding shares for no consideration and such Target Fund will be terminated, dissolved and liquidated as a series of the Target Corporation. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund. When such Reorganization is complete, shareholders of such Target Fund will receive shares of the Acquiring Fund as follows: holders of Investor A Shares will receive Investor A Shares; holders of Investor C Shares will receive Investor C Shares; and holders of Institutional Shares will receive Institutional Shares. Each Acquiring Fund, following the completion of the applicable Reorganization, may be referred to as a “Combined Fund.”

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in a Reorganization by its corresponding Target Fund will equal the aggregate NAV of the shares of such Target Fund held by shareholders of such Target Fund immediately prior to the Reorganization. As a result of such Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the applicable Combined Fund than such shareholder’s percentage of ownership in such Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of each Target Fund should know before the Reorganization and constitutes an offering of shares of the corresponding Acquiring Fund being issued in its Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated [ ], 2019 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to each Target Fund, dated September 28, 2018, as supplemented (the “Target Fund Prospectus”);

•	the Statement of Additional Information relating to each Target Fund, dated September 28, 2018, as supplemented (the “Target Funds SAI”);

•

the Annual Report to shareholders of each Target Fund for the fiscal year ended May 31, 2018 and the Semi-Annual Report to shareholders of each Target Fund for the six-month period ended November 30, 2018;

•

the Prospectus relating to Investor A Shares, Investor C Shares and Institutional Shares of the International Acquiring Fund, dated February 28, 2019, as supplemented (the “International Acquiring Fund Prospectus”);

•

the Prospectus relating to Investor A Shares, Investor C Shares and Institutional Shares of the Capital Appreciation Acquiring Fund, dated January 28, 2019, as supplemented (the “Capital Appreciation Acquiring Fund Prospectus”);

•

the Prospectus relating to Investor A Shares, Investor C Shares and Institutional Shares of the Equity Dividend Acquiring Fund, dated November 30, 2018, as supplemented (the “Equity Dividend Acquiring Fund Prospectus” and together with the International Acquiring Fund Prospectus and the Capital Appreciation Acquiring Fund Prospectus, the “Acquiring Fund Prospectus”);

•

the Statement of Additional Information relating to Investor A Shares, Investor C Shares and Institutional Shares of International Acquiring Fund, dated February 28, 2019, as supplemented (the “International Acquiring Fund SAI”);

•

the Statement of Additional Information relating to Investor A Shares, Investor C Shares and Institutional Shares of Capital Appreciation Acquiring Fund, dated January 28, 2019, as supplemented (the “Capital Appreciation Acquiring Fund SAI”);

•

the Statement of Additional Information relating to Investor A Shares, Investor C Shares and Institutional Shares of Equity Dividend Acquiring Fund, dated November 30, 2018, as supplemented (the “Equity Dividend Acquiring Fund SAI” and together with the International Acquiring Fund SAI and the Capital Appreciation Acquiring Fund SAI, the “Acquiring Fund SAI”);

•

the Annual Report to shareholders of the International Acquiring Fund for the fiscal year ended October 31, 2018 and the Semi-Annual Report to shareholders of the International Acquiring Fund for the six-month period ended April 30, 2019;

•

the Annual Report to shareholders of the Capital Appreciation Acquiring Fund for the fiscal year ended September 30, 2018 and the Semi-Annual Report to shareholders of the Capital Appreciation Acquiring Fund for the six-month period ended March 31, 2019; and

•

the Annual Report to shareholders of the Equity Dividend Acquiring Fund for the fiscal year ended July 31, 2018 and the Semi-Annual Report to shareholders of the Equity Dividend Acquiring Fund for the six-month period ended January 31, 2019.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the applicable Acquiring Fund in connection with the corresponding Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7762 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment of a duplicating fee at the prescribed rates, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is [    ], 2019.

v

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each Fund is a diversified, open-end management investment company, or a series of a diversified, open-end management investment company, registered with the Securities and Exchange Commission (“SEC”) as specified below:

FDP BlackRock International Fund (the “International Target Fund”);

FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Target Fund”); and

FDP BlackRock Equity Dividend Fund (the “Equity Dividend Target Fund” and together with the International Target Fund and the Capital Appreciation Target Fund, the “Target Funds” and each, a “Target Fund”)

each a series of FDP Series, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland

BlackRock International Fund (the “International Acquiring Fund”)	a series of BlackRock Series, Inc. (the “International Acquiring Corporation”), a corporation organized under the laws of the State of Maryland

BlackRock Capital Appreciation Fund, Inc. (the “Capital Appreciation Acquiring Fund”)	a corporation organized under the laws of the State of Maryland

BlackRock Equity Dividend Fund (the “Equity Dividend Acquiring Fund”) and together with the International Acquiring Fund and the Capital Appreciation Acquiring Fund, the “Acquiring Funds” and each, an “Acquiring Fund”)	a Massachusetts business trust

Each Target Fund and each Acquiring Fund is referred to as a “Fund” and collectively referred to as the “Funds.”

Each Acquiring Fund, following completion of the applicable Reorganization (as defined below), may be referred to as a “Combined Fund” in this Combined Prospectus/Information Statement.

BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) serves as the investment adviser of each Fund. BlackRock International Limited (“BIL”) serves as sub-adviser of each of the International Target Fund and the International Acquiring Fund. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL,” or the “Distributor”), and certain intermediaries.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning each Target Fund and corresponding Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganizations. The Board of Directors of the International Acquiring Corporation (the “International Acquiring Corporation Board”), the Board of Directors of the Capital Appreciation Acquiring Fund (the “Capital Appreciation Acquiring Fund Board”), the Board of Trustees of the

Equity Dividend Acquiring Fund (the “Equity Dividend Acquiring Fund Board” and, together with the International Acquiring Corporation Board and the Capital Appreciation Acquiring Fund Board, the “Acquiring Boards” and each, an “Acquiring Board”) and the Board of Directors of the Target Corporation (the “Target Board” and together with the Acquiring Boards, the “Boards” and each, a “Board”), including all of the Directors/Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have each approved the applicable Reorganization.

Each Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the corresponding Target Fund to its shareholders;

•	the redemption by the applicable Target Fund of all of its outstanding shares for no consideration; and

•	the termination, dissolution and liquidation of the applicable Target Fund as a series of the Target Corporation.

In connection with the step described in the second bullet, no assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

Each Target Fund’s shares will have no value following the transfer of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in the Reorganizations, and the redemption by the applicable Target Fund of all of its outstanding shares in the Reorganizations will be as a result of the account balance of each of the shareholders of the applicable Target Fund being below the minimum of $500 (“Fund Minimum”). See “Account Information—Fund’s Rights” in the Target Fund Prospectus. Each Target Fund’s shareholder account balances cannot be increased above the Fund Minimum because each Target Fund’s shares will have no value following the transfer of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund.

Once a Reorganization is completed, shareholders of the applicable Target Fund will receive shares, including fractional shares, if any, of its corresponding Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of such Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization as follows:

If you own the following International Target Fund Shares	You will receive the following International Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The International Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Capital Appreciation Target Fund Shares	You will receive the following Capital Appreciation Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Equity Dividend Target Fund Shares	You will receive the following Equity Dividend Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Equity Dividend Acquiring Fund also offers Investor C1 Shares, Class R Shares, Service Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

Background and Reasons for the Reorganizations

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganizations, than by continuing to operate each Fund separately. BlackRock believes that each Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a Reorganization with its corresponding Target Fund. As a result of (i) the substantially similar investment objectives and substantially similar investment strategies of the International Target Fund and the International Acquiring Fund, there is overlap of approximately 97% in the securities currently owned by the International Target Fund and the International Acquiring Fund, (ii) the identical investment objectives and substantially similar investment strategies of the Capital Appreciation Target Fund and the Capital Appreciation Acquiring Fund, there is overlap of approximately 98.9% in the securities currently owned by the Capital Appreciation Target Fund and the Capital Appreciation Acquiring Fund, and (iii) the identical investment objectives and substantially similar investment strategies of the Equity Dividend Target Fund and the Equity Dividend Acquiring Fun, there is overlap of approximately 99.9% in the securities currently owned by the Equity Dividend Target Fund and the Equity Dividend Acquiring Fund.

The portfolio managers of each Acquiring Fund have reviewed the portfolio holdings of its corresponding Target Fund and, as of (i) April 30, 2019 with respect to International Target Fund, (ii) March 31, 2019 with respect to Capital Appreciation Target Fund, and (iii) January 31, 2019 with respect to Equity Dividend Target Fund, all the securities held by such Target Fund comply with the compliance guidelines and/or investment restrictions of its corresponding Acquiring Fund. It is not anticipated that any of the Acquiring Funds will sell any securities of its corresponding Target Fund acquired in a Reorganization in preparation for, or as a result of, such Reorganization, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of each Target Fund in connection with the applicable Reorganization.

At a meeting held on May 15, 2019 (the “Approval Meeting”), each Board, including all of the Independent Board Members, approved the applicable Agreement and Plan of Reorganization (each, a “Reorganization Agreement”). Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the applicable Reorganization are not materially different from those presented to the Board at the Approval Meeting, the applicable Reorganization is in the best interests of such Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the applicable Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the applicable Reorganizations, each Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of each Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objectives, principal investment strategies and risks of each Target Fund and its corresponding Acquiring Fund are the same, substantially similar or similar, although there may be some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and its corresponding Acquiring Fund. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies;”

•

assuming the applicable Reorganization had occurred on (a) April 30, 2019 with respect to the International Combined Fund, (b) March 31, 2019 with respect to the Capital Appreciation Combined Fund and (c) January 31, 2019 with respect to the Equity Dividend Combined Fund, each Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization, as set forth in the table below, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through the dates indicated in the table below, in each case as of April 30, 2019, March 31, 2019 and January 31, 2019, as applicable;

Combined Fund Name	Combined Fund Net Annual Fund Operating Expenses Estimated to be the Same/Lower than the Target Fund	Expiration Date of Contractual Fee and Expense Waivers/Reimbursements
International Combined Fund	Lower	February 28, 2021[1,2]
Capital Appreciation Combined Fund	Lower	January 31, 20211/January 31, 2029[2]
Equity Dividend Combined Fund	Lower	November 30, 2020[1]
[1]

For waiver of the management fee with respect to any portion of the Combined Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee.

[2]

For waiver and/or reimbursement of fees and expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements as a percentage of average daily net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for certain share classes.

•

that, based on a pro-forma peer expense group for each Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the second quartile;

•

each Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base;

•	the contractual and effective management fee rates for each Combined Fund are expected to be lower than the contractual and effective management fee rates for its corresponding Target Fund;

•

the net annual fund operating expenses for the share classes of each Combined Fund to be issued in each Reorganization are expected to be equal to or lower than those of the corresponding share classes of the applicable Acquiring Fund and lower than those of the corresponding share classes of the applicable Target Fund prior to each Reorganization;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage each Target Fund are expected to manage the corresponding Combined Fund following the closing of each Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of each Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of each Target Fund will receive shares of its corresponding Acquiring Fund, as indicated below in “Information about the Reorganizations—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganizations, because each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganizations, each Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the aggregate NAV of the shares of each Acquiring Fund that shareholders of its corresponding Target Fund will receive in the Reorganizations is expected to equal the aggregate NAV of the shares that shareholders of such Target Fund own immediately prior to the Reorganizations, and that the interests of the shareholders of such Target Fund will not be diluted as a result of the Reorganizations; and

•

BlackRock or its affiliates will pay, directly or through waivers, each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees), which are estimated to be approximately $20,000 for the International Acquiring Fund, $20,000 for the Capital Appreciation Acquiring Fund and $20,000 for the Equity Dividend Acquiring Fund. Each Target Fund’s portion of the costs associated with the applicable Reorganization is estimated to be approximately $150,000 for the International Target Fund, $150,000 for the Capital Appreciation Target Fund and $150,000 for the Equity Dividend Target Fund (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with each Target Fund will be borne directly by the applicable Target Fund because it will benefit from the applicable Reorganization. The total estimated expenses of the Reorganizations are approximately $170,000 for the reorganization of the International Target Fund into the International Acquiring Fund, $170,000 for the reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund, and $170,000 for the reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock, either directly or through waivers (with respect to the Acquiring Funds), or by the Target Funds directly, as applicable, regardless of whether the Reorganizations are consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the International Target Fund and the International Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long-term capital growth. The investment objective of the Target Fund is a non-fundamental policy of the Target Fund, which means that it may be changed without the approval of the Target Fund’s shareholders. The Acquiring Fund has an investment objective to seek long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located outside the United States. In other words, the Acquiring Fund tries to choose investments located outside the United States that will increase in value. The investment objective of the Acquiring Fund is a fundamental policy of the Acquiring Fund, which means that it cannot be changed without approval of a majority of the Acquiring Fund’s outstanding shares, as defined in the 1940 Act. Following completion of the Reorganization, the International Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are substantially identical. Each Fund chooses investments predominantly using a “bottom up” investment style using a global sector-based investment process. In selecting securities, each Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by factors such as:

∎	financial resources;

∎	value of assets;

∎	sales and earnings growth;

∎	product development;

∎	quality of management; and

∎	overall business prospects.

A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. Each Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings potential. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Fund management analyzes individual stocks within specific sectors and compares them to investment opportunities in other areas of the market. Fund management then allocates each Fund’s investments to those areas of each market that it believes provide the best combination of risk versus reward.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   The Target Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Target Fund primarily seeks to buy common stock but may also invest in preferred stock, depositary receipts, convertible securities and other instruments.

•   The Acquiring Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Acquiring Fund primarily seeks to buy common stock but may also invest in preferred stock, convertible securities and other instruments.

• The Target Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).	• The Acquiring Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

Target Fund	Acquiring Fund

•   Under normal circumstances, the Target Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Target Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States, or (iv) of issuers doing a substantial amount of business outside the United States, which the Target Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. For temporary defensive purposes the Target Fund may deviate very substantially from the allocation described above. Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

•   Under normal circumstances, the Acquiring Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Acquiring Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States, or (iv) of issuers doing a substantial amount of business outside the United States, which the Acquiring Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. For temporary defensive purposes the Acquiring Fund may deviate very substantially from the allocation described above. Investment in fixed income securities will be made on an opportunistic basis. Securities will be identified based on factors such as relative value and earnings estimate revisions.

•   The Target Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (commonly called high yield or “junk” bonds) or debt securities that are determined by Target Fund management to be of a similar quality. Split rated bonds will be considered to have the higher credit rating as determined by Target Fund management. The Target Fund may invest in debt securities of any maturity.

•   The Acquiring Fund may invest up to 25% of total assets in global fixed income securities, including corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and debt securities of any credit quality, as determined by Acquiring Fund management. Split rated bonds will be considered to have the higher credit rating as determined by Acquiring Fund management.

•   The Target Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Target Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

•   The Acquiring Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Acquiring Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

Target Fund	Acquiring Fund

•   The Target Fund may, when consistent with the Target Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Target Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to seek to reduce exposure to other risks, such as currency risk. The Target Fund may also use derivatives to seek to enhance returns, in which case their use would involve leveraging risk. The Target Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Target Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

•   The Acquiring Fund may, when consistent with the Acquiring Fund’s investment objective, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell a security or an index of securities at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party’s obligation to pay or its right to receive another type of currency in the future or for a period of time. The Acquiring Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Acquiring Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Acquiring Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The Acquiring Fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future).

• BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.	—

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar although there are some differences. Each Fund invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. Both Funds primarily seek to buy common stock, but may also invest in preferred stock, convertible securities and other instruments. Each Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). Under normal circumstances, each Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by

BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the United States, (iii) of issuers which primarily trade in a market located outside the United States, or (iv) of issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States.

Differing principal investment strategies are set forth in the chart above, and include the following:

•	The principal investment strategies of the Target Fund specify that the Target Fund may invest in depositary receipts, while the Acquiring Fund’s principal investment strategies do not.

•

Each Fund may invest up to 25% of total assets in global fixed income securities, which includes corporate bonds, U.S. Government debt securities, non-U.S. Government and supranational debt securities, asset-backed securities, mortgage-backed securities and emerging market debt securities. With respect to the Target Fund, global fixed-income securities may also include non-investment grade debt securities (commonly called high yield or “junk” bonds) or debt securities that are determined by Target Fund management to be of a similar quality, as well as debt securities of any maturity. With respect to the Acquiring Fund, global fixed-income securities may include debt securities of any credit quality, as determined by Acquiring Fund management.

•

BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to use the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the other strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Convertible Securities — The Target Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

•   Convertible Securities — The Acquiring Fund may invest in convertible securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible security’s value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Target Fund	Acquiring Fund
—

•   Depositary Receipts — The Acquiring Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Acquiring Fund may invest in unsponsored depositary receipts.

•   Foreign Exchange Transactions — The Target Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Target Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

•   Foreign Exchange Transactions — The Acquiring Fund may engage in foreign exchange transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Acquiring Fund management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

•   Illiquid/Restricted Securities — The Target Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

•   Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•   Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Target Fund	Acquiring Fund

•   Indexed and Inverse Securities — The Target Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

•   Indexed and Inverse Securities — The Acquiring Fund may invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Acquiring Fund may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Acquiring Fund to access certain markets or hedge risks of other assets held by the Acquiring Fund, these securities are subject to the risks related to the underlying index or other assets.

•   Investment Companies — The Target Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

•   Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

• “New Issues” — From time to time, the Target Fund may invest in shares of companies through initial public offerings (“IPOs”).	• “New Issues” — From time to time, the Acquiring Fund may invest in shares of companies through IPOs.

• Real Estate Related Securities — The Target Fund may also invest in securities of companies that derive a significant proportion of their revenues and profits from, or have a significant proportion of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.	—

Target Fund	Acquiring Fund

•   REIT Investments — The Target Fund may invest in real estate investment trusts (“REITs”). REITs are companies that own interests in real estate or in real estate-related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

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•   Repurchase Agreements and Purchase and Sale Contracts — The Target Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•   Repurchase Agreements and Purchase and Sale Contracts — The Acquiring Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

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•   Reverse Repurchase Agreements — The Acquiring Fund may enter into reverse repurchase agreements. The Acquiring Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

•   Securities Lending — The Target Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Securities Lending — The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

Target Fund	Acquiring Fund

•   Standby Commitment Agreements — Standby commitment agreements commit the Target Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Target Fund at the option of the issuer.

•   Standby Commitment Agreements — Standby commitment agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Acquiring Fund at the option of the issuer.

•   Temporary Defensive Strategies — The Target Fund may invest a portion of its assets in high-quality short-term investments for temporary purposes pending investment in other securities, or to provide liquidity for redemptions. As a temporary measure for defensive purposes, the Target Fund may also invest without limitation in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These short term investments may limit the potential for the Target Fund to achieve its investment objective.

•   Temporary Defensive Strategies — The Acquiring Fund may invest in short-term instruments, such as money market securities denominated in U.S. dollars or foreign currencies and repurchase agreements, for temporary emergency purposes, including to meet redemptions. The Acquiring Fund may also invest, without limit, in short-term investments, including money market funds, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity markets when the Acquiring Fund believes it is advisable to do so on a temporary defensive basis. Normally a portion of the Acquiring Fund’s assets would be held in these short-term instruments in anticipation of making investments in accordance with its investment objectives and strategies or to meet redemptions or when Acquiring Fund management is unable to find attractive investments. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and may, therefore, limit the Acquiring Fund’s ability to achieve its investment objective.

•   Warrants — A warrant gives the Target Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Target Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Target Fund is able to exercise it or sell it before it expires.

•   Warrants — A warrant gives the Acquiring Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Acquiring Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Acquiring Fund is able to exercise it or sell it before it expires.

Target Fund	Acquiring Fund

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The Target Fund enters into these transactions to obtain what is considered an advantageous price to the Target Fund at the time of entering into the transaction.

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The Acquiring Fund enters into these transactions to obtain what is considered an advantageous price to the Acquiring Fund at the time of entering into the transaction.

Comparison of the Capital Appreciation Target Fund and the Capital Appreciation Acquiring Fund

Investment Objectives. The Acquiring Fund and the Target Fund pursue the same investment objective. The investment objective of the Funds is to seek long-term growth of capital. The investment objective of the Target Fund is a non-fundamental policy of the Target Fund, which means that it may be changed without the approval of the Target Fund’s shareholders. The investment objective of the Acquiring Fund is a fundamental policy of the Acquiring Fund, which means that it cannot be changed without approval of a majority of the Acquiring Fund’s outstanding voting securities, as defined in the 1940 Act. Following completion of the Reorganization, the Capital Appreciation Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are identical. Each Fund seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive relative valuations. The disciplined investment process uses bottom-up stock selection as the primary driver of returns. Each Fund emphasizes large companies that exhibit stable growth and accelerated earnings.

While each Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

Each Fund generally will sell a stock when, in the Fund management team’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   The Target Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Target Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Target Fund management tries to choose investments that will increase in value over the long term.

•   The Acquiring Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Acquiring Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Acquiring Fund management tries to choose investments that will increase in value over the long term.

•   The Target Fund will generally invest at least 65% of its total assets in the following equity securities:

(i) Common stock;

(ii)  Convertible preferred stock;

(iii)  Depositary receipts;

(iv) Securities convertible into common stock; and

(v)   Right to subscribe to common stock.

Of these securities the Target Fund generally seeks to invest primarily in common stock.

•   The Acquiring Fund will generally invest at least 65% of its total assets in the following equity securities:

(i) Common stock;

(ii)  Convertible preferred stock;

(iii)  Securities convertible into common stock; and

(iv) Right to subscribe to common stock.

Of these securities the Acquiring Fund generally seeks to invest primarily in common stock.

• BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.	—

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar although there are some differences. Each Fund will generally invest at least 65% of its total assets in common stock, convertible preferred stock, securities convertible into common stock and rights to subscribe to common stock. Each Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. In other words, Fund management tries to choose investments that will increase in value over the long term.

Differing principal investment strategies are set forth in the chart above, and include the following:

•	The principal investment strategies of the Target Fund specify that the Target Fund may invest in depositary receipts, while the Acquiring Fund’s principal investment strategies do not.

•

BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to use the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the other strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Derivative Transactions — The Target Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index®. The derivatives that the Target Fund may use include, but are not limited to, futures, forwards, options, indexed securities and inverse securities.

•   Derivative Transactions — The Acquiring Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500 Index®. The derivatives that the Acquiring Fund may use include, but are not limited to, futures, forwards, options, indexed securities and inverse securities.

• Emerging Markets Issuers — The Target Fund may also invest a portion of its assets in securities of issuers located in emerging markets.	• Emerging Market Issuers — The Acquiring Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

•   Foreign Securities — The Target Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Target Fund may invest in unsponsored depositary receipts.

•   Foreign Securities — The Acquiring Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of EDRs or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of ADRs. ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Acquiring Fund may invest in unsponsored depositary receipts.

Target Fund	Acquiring Fund

•   Illiquid/Restricted Securities — The Target Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

•   Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•   Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

•   Indexed and Inverse Securities — The Target Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

•   Indexed and Inverse Securities — The Acquiring Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Acquiring Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

• Initial Public Offerings — The Target Fund has the ability to invest in IPOs.	• Initial Public Offerings — The Acquiring Fund has the ability to invest in IPOs.

•   Investment Companies — The Target Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

•   Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

Target Fund	Acquiring Fund
• Real Estate Related Securities — The Target Fund may also invest in securities of companies that derive a significant proportion of their revenues and profits from, or have a significant proportion of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.	—

•   REIT Investments — The Target Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Code.

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•   Repurchase Agreements and Purchase and Sale Contracts — The Acquiring Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

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•   Reverse Repurchase Agreements — The Acquiring Fund may enter into reverse repurchase agreements. The Acquiring Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

Target Fund	Acquiring Fund

•   Securities Lending — The Target Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Securities Lending — The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Short-term Debt Securities — The Target Fund may invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Target Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Target Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Target Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Target Fund to achieve its objective of long-term growth of capital.

•   Short-term Debt Securities — The Acquiring Fund may invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Acquiring Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Acquiring Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Acquiring Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Acquiring Fund to achieve its objective of long-term growth of capital.

•   Temporary Defensive Strategies — The Target Fund may invest a portion of its assets in high-quality short-term investments for temporary purposes pending investment in other securities, or to provide liquidity for redemptions. As a temporary measure for defensive purposes, the Target Fund may also invest without limitation in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These short term investments may limit the potential for the Target Fund to achieve its investment objective.

•   Temporary Defensive Strategies — Although the Acquiring Fund will make temporary defensive investments only to the extent that Acquiring Fund management believes they present less risk than the Acquiring Fund’s usual investments, temporary defensive investments may limit the Acquiring Fund’s ability to achieve long-term growth of capital.

•   Warrants — A warrant gives the Target Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Target Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Target Fund is able to exercise it or sell it before it expires.

•   Warrants — A warrant gives the Acquiring Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Acquiring Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Acquiring Fund is able to exercise it or sell it before it expires.

Target Fund	Acquiring Fund

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The Target Fund enters into these transactions to obtain what is considered an advantageous price to the Target Fund at the time of entering into the transaction.

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The Acquiring Fund enters into these transactions to obtain what is considered an advantageous price to the Acquiring Fund at the time of entering into the transaction.

Comparison of the Equity Dividend Target Fund and the Equity Dividend Acquiring Fund

Investment Objectives. The Acquiring Fund and the Target Fund pursue the same investment objective. The investment objective of the Funds is to seek long-term total return and current income. The investment objective of the Target Fund is a non-fundamental policy of the Target, which means that it may be changed without the approval of the Target Fund’s shareholders. The investment objective of the Acquiring Fund is a fundamental policy of the Acquiring Fund, which means that it cannot be changed without approval of a majority of the Acquiring Fund’s outstanding voting securities, as defined in the 1940 Act. Following completion of the Reorganization, the Capital Appreciation Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are identical. BlackRock chooses investments for each Fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. Total return consists of increases in value from both capital appreciation and income. Each Fund will focus on issuers that have good prospects for capital appreciation. In selecting portfolio securities, each Fund will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or Fund management believes such securities have particularly good prospects for capital appreciation.

Fund management believes that stocks that have yields often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In certain market cycles, such as periods of high growth or high interest rates on bonds, dividend paying stocks could go out of favor. During such periods, each Fund may underperform other equity funds that do not emphasize investments in dividend paying stocks.

Each Fund has no stated minimum holding period for investments and will buy or sell securities whenever Fund management sees an appropriate opportunity. For example, each Fund may sell shares of a company when the company’s prospects for capital appreciation deteriorate or when its dividend rates become unattractive or when the Fund identifies another company with more attractive prospects.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   The Target Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Target Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. Equity securities include common stock, preferred stock, depositary receipts, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Target Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Target Fund invests primarily in dividend paying securities, portions of the distributions paid by the Target Fund may not be subject to the lower income tax rates applicable to dividends. The 80% policies noted above are non-fundamental policies of the Target Fund and may not be changed without 60 days’ prior notice to shareholders.

•   The Acquiring Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. The Acquiring Fund will focus on issuers that have good prospects for capital appreciation and current income. Although the Acquiring Fund invests primarily in dividend paying securities, portions of the distributions paid by the Acquiring Fund may not be subject to the lower income tax rates applicable to dividends. The 80% policies noted above are non-fundamental policies of the Acquiring Fund and may not be changed without 60 days’ prior notice to shareholders.

•   The Target Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Target Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

•   The Acquiring Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Acquiring Fund’s portfolio, in the aggregate, will be structured in a manner designed to seek long-term capital appreciation as well as net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

•   The Target Fund may also invest in securities convertible into common stock and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

•   The Acquiring Fund may also invest in securities convertible into common stock and non-convertible preferred stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

Target Fund	Acquiring Fund

•   The Target Fund may invest up to 25% of its total assets in securities of foreign issuers, including issuers located in emerging markets. The Target Fund may invest in securities from any country. The Target Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

•   The Acquiring Fund may invest up to 25% of its total assets in securities of foreign issuers. The Acquiring Fund may invest in securities from any country. The Acquiring Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

• BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with sub-advisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.	—

Comparison. The principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar although there are some differences. Each Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, each Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. This is a non-fundamental policy of each Fund. This policy may not be changed by a Fund without 60 days’ prior notice to such Fund’s shareholders. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Each Fund will focus on issuers that have good prospects for capital appreciation and current income. Although each Fund invests primarily in dividend paying securities, portions of the distributions paid by the Fund may not be subject to the lower income tax rates applicable to dividends. Each Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities.

Differing principal investment strategies are set forth in the chart above, and include the following:

•	The principal investment strategies of the Target Fund specify that the Target Fund may invest in depositary receipts, while the Acquiring Fund’s principal investment strategies do not.

•	Each Fund may invest up to 25% of its total assets in securities of foreign issuers, which, with respect to the Target Fund, specifically includes issuers located in emerging markets.

•

BlackRock and the Target Fund have obtained an exemptive order from the SEC that permits BlackRock, with respect to the Target Fund, to use the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Target Fund is subject to certain conditions set forth in the SEC exemptive order.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the other strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•   Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Debt Securities — This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Target Fund management considers various factors including the credit quality of issuers and yield analysis. The Target Fund may invest in debt securities that are rated investment grade of any maturity.

•   Debt Securities — This includes fixed income securities issued by companies, as well as U.S. and foreign sovereign debt obligations. When choosing debt securities, Acquiring Fund management considers various factors including the credit quality of issuers and yield analysis. The Acquiring Fund may invest in debt securities that are rated investment grade of any maturity or determined by Acquiring Fund management to be of similar quality.

•   Derivative Transactions — The Target Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Target Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

•   Derivative Transactions — The Acquiring Fund may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Acquiring Fund may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

•   Illiquid/Restricted Securities — The Target Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

•   Illiquid/Restricted Securities — The Acquiring Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market and therefore may be considered to be illiquid. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Target Fund	Acquiring Fund

•   Indexed and Inverse Securities — The Target Fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

•   Indexed and Inverse Securities — The Acquiring Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Acquiring Fund may also invest in securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

•   Investment Companies — The Target Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

•   Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts, and open-end and closed-end funds. The Acquiring Fund may invest in affiliated investment companies including affiliated money market funds and affiliated ETFs.

• Real Estate Related Securities — The Target Fund may also invest in securities of companies that derive a significant proportion of their revenues and profits from, or have a significant proportion of their assets invested in, (i) the development, construction, management, or sale of real estate; (ii) real estate holdings; or (iii) products or services related to the real estate industry.	—

•   REIT Investments — The Target Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate-related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Code.

—

Target Fund	Acquiring Fund

•   Repurchase Agreements and Purchase and Sale Contracts — The Target Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

•   Repurchase Agreements and Purchase and Sale Contracts — The Acquiring Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.

—

•   Reverse Repurchase Agreements — The Acquiring Fund may enter into reverse repurchase agreements. The Acquiring Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

•   Rights — The Target Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

•   Rights — The Acquiring Fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares.

•   Securities Lending — The Target Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Securities Lending — The Acquiring Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Short-term Securities — The Target Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Target Fund invests in such securities or cash when Target Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Target Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Target Fund’s assets.

•   Short-term Securities — The Acquiring Fund will normally invest a portion of its assets in short-term debt securities, money market securities, including repurchase agreements, or cash. The Acquiring Fund invests in such securities or cash when Acquiring Fund management is unable to find enough attractive long-term investments to reduce exposure to stocks when Acquiring Fund management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Acquiring Fund’s assets.

Target Fund	Acquiring Fund

•   Standby Commitment Agreements — Standby commitment agreements commit the Target Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Target Fund at the option of the issuer.

•   Standby Commitment Agreements — Standby commitment agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Acquiring Fund at the option of the issuer.

•   Temporary Defensive Strategies — The Target Fund may invest a portion of its assets in high-quality short-term investments for temporary purposes pending investment in other securities, or to provide liquidity for redemptions. As a temporary measure for defensive purposes, the Target Fund may also invest without limitation in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These short term investments may limit the potential for the Target Fund to achieve its investment objective.

•   Temporary Defensive Purposes — The Acquiring Fund reserves the right to hold, as a temporary defensive measure or as a reserve for redemptions, short-term U.S. Government securities, money market securities, including repurchase agreements, or cash in such proportions as, in the opinion of BlackRock, prevailing market or economic conditions warrant. Except during temporary defensive periods, such securities or cash will not exceed 20% of its total assets. Although the Acquiring Fund will make temporary defensive investments only to the extent that Acquiring Fund management believes they present less risk than the Acquiring Fund’s usual investments, temporary defensive investments may limit the Acquiring Fund’s ability to achieve its investment objective.

•   Warrants — A warrant gives the Target Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Target Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Target Fund is able to exercise it or sell it before it expires.

•   Warrants — A warrant gives the Acquiring Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Acquiring Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Acquiring Fund is able to exercise it or sell it before it expires.

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The Target Fund enters into these transactions to obtain what is considered an advantageous price to the Target Fund at the time of entering into the transaction.

•   When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The Acquiring Fund enters into these transactions to obtain what is considered an advantageous price to the Acquiring Fund at the time of entering into the transaction.

Fees and Expenses

The following tables show which share class of each Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of each Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganizations.

If you own the following International Target Fund Shares	You will receive the following International Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The International Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Capital Appreciation Target Fund Shares	You will receive the following Capital Appreciation Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Equity Dividend Target Fund Shares	You will receive the following Equity Dividend Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Equity Dividend Acquiring Fund also offers Investor C1 Shares, Class R Shares, Service Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

Fee Tables as of November 30, 2018, January 31, 2019, March 31, 2019 or April 30, 2019, as applicable (unaudited)

The fee tables below provide information about the fees and expenses attributable to each Target Fund and each Acquiring Fund, assuming the Reorganizations had taken place on January 31, 2019, March 31, 2019 or April 30, 2019, as applicable, and the estimated pro forma fees and expenses attributable to each pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended January 31, 2019, March 31, 2019 or April 30, 2019, as applicable, for each Fund and each Combined Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of January 31, 2019, March 31, 2019 or April 30, 2019, see “Other Information—Capitalization.”

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock and its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each a “Financial Intermediary”) and in the “Sales Loads” section of this Combined Prospectus/Information Statement, the

“Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III, and in the “Purchase of Shares” section of the applicable Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the International Target Fund (as of November 30, 2018), the International Acquiring Fund (as of April 30, 2019) and the Pro Forma International Combined Fund (as of April 30, 2019) (unaudited)

International Target Fund Investor A Shares into International Acquiring Fund Investor A Shares

	International Target Fund Investor A Shares	International Acquiring Fund Investor A Shares	Pro Forma International Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%[2]	0.74%[3]	0.74%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.49%	0.30%	0.27%[4]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	1.64%	1.30%	1.27%
Fee Waivers and/or Expense Reimbursements	(0.15)%[2,5]	(0.15)%[3,6]	(0.12)%[3,6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.49%[2,5]	1.15%[3,6]	1.15%[3,6]

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the International Target Fund is 0.75% of the average daily net assets of the International Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the International Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the International Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This management fee waiver will remain in place with the International Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.
[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.20% of average daily net assets for Investor A Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[6]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.14% of average daily net assets for Investor A Shares through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the International Combined Fund following the closing of the Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the International Target Fund, the International Acquiring Fund and the International Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the International Target Fund and April 30, 2019 for the International Acquiring Fund and the International Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Target Fund Investor A Shares	$669	$1,001	$1,357	$2,355
International Acquiring Fund Investor A Shares	$636	$901	$1,187	$1,998
Pro Forma International Combined Fund Investor A Shares	$636	$884	$1,163	$1,958

International Target Fund Investor C Shares into International Acquiring Fund Investor C Shares

	International Target Fund Investor C Shares	International Acquiring Fund Investor C Shares	Pro Forma International Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]	1.00%[1]	1.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%[2]	0.74%[3]	0.74%[3]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.48%	0.44%	0.35%[4]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	2.38%	2.19%	2.10%
Fee Waivers and/or Expense Reimbursements	(0.15)%[2,5]	(0.29)%[3,6]	(0.20)%[3,6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.23%[2,5]	1.90%[3,6]	1.90%[3,6]

[1]	There is no CDSC on Investor C Shares after one year.
[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the International Target Fund is 0.75% of the average daily net assets of the International Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the International Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the International Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This management fee waiver will remain in place with the International Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.
[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.95% of average daily net assets for Investor C Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[6]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.89% of average daily net assets to for Investor C Shares through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the International Combined Fund following the closing of the Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the International Target Fund, the International Acquiring Fund and the International Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the International Target Fund and April 30, 2019 for the International Acquiring Fund and the International Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Target Fund Investor C Shares	$326	$728	$1,257	$2,705
International Acquiring Fund Investor C Shares	$293	$657	$1,148	$2,501
Pro Forma International Combined Fund Investor C Shares	$293	$618	$1,091	$2,398

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
International Target Fund Investor C Shares	$226	$728	$1,257	$2,705
International Acquiring Fund Investor C Shares	$193	$657	$1,148	$2,501
Pro Forma International Combined Fund Investor C Shares	$193	$618	$1,091	$2,398

International Target Fund Institutional Shares into International Acquiring Fund Institutional Shares

	International Target Fund Institutional Shares	International Acquiring Fund Institutional Shares	Pro Forma International Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%[1]	0.74%[2]	0.74%[2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.49%	0.22%	0.21%[3]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	1.39%	0.97%	0.96%
Fee Waivers and/or Expense Reimbursements	(0.15)%[1,4]	(0.07)%[2,5]	(0.06)%[2,5]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%[1,4]	0.90%[2,5]	0.90%[2,5]

[1]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the International Target Fund is 0.75% of the average daily net assets of the International Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the International Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[2]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the International Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This management fee waiver will remain in place with the International Combined Fund following the closing of the Reorganization.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.
[4]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.95% of average daily net assets for Institutional Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the International Target Fund.

[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.89% of average daily net assets for Institutional Shares through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the International Combined Fund following the closing of the Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the International Target Fund, the International Acquiring Fund and the International Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the International Target Fund and April 30, 2019 for the International Acquiring Fund and the International Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Target Fund Institutional Shares	$126	$425	$746	$1,656
International Acquiring Fund Institutional Shares	$92	$302	$529	$1,183
Pro Forma International Combined Fund Institutional Shares	$92	$294	$519	$1,167

Fee Tables of the Capital Appreciation Target Fund (as of November 30, 2018), the Capital Appreciation Acquiring Fund (as of March 31, 2019) and the Pro Forma Capital Appreciation Combined Fund (as of March 31, 2019) (unaudited)

Capital Appreciation Target Fund Investor A Shares into Capital Appreciation Acquiring Fund Investor A Shares

	Capital Appreciation Target Fund Investor A Shares	Capital Appreciation Acquiring Fund Investor A Shares	Pro Forma Capital Appreciation Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%[2]	0.62%[3]	0.62%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.41%	0.15%	0.15%[4]
Total Annual Fund Operating Expenses	1.46%	1.02%	1.02%
Fee Waivers and/or Expense Reimbursements	(0.15)%[2,5]	—[3]	—[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.31%[2,5]	1.02%[3]	1.02%[3]

[1]

A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Capital Appreciation Target Fund is 0.65% of the average daily net assets of the Capital Appreciation Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. This management fee waiver will remain in place with the Capital Appreciation Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.
[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.20% of average daily net assets for Investor A Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Capital Appreciation Target Fund, the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Capital Appreciation Target Fund and March 31, 2019 for the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Target Fund Investor A Shares	$651	$949	$1,267	$2,167
Capital Appreciation Acquiring Fund Investor A Shares	$624	$833	$1,059	$1,707
Pro Forma Capital Appreciation Combined Fund Investor A Shares	$624	$833	$1,059	$1,707

Capital Appreciation Target Fund Investor C Shares into Capital Appreciation Acquiring Fund Investor C Shares

	Capital Appreciation Target Fund Investor C Shares	Capital Appreciation Acquiring Fund Investor C Shares	Pro Forma Capital Appreciation Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]	1.00%[1]	1.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%[2]	0.62%[3]	0.62%[3]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.40%	0.20%	0.19%[4]
Total Annual Fund Operating Expenses	2.20%	1.82%	1.81%
Fee Waivers and/or Expense Reimbursements	(0.15)%[2,5]	—[3,6]	—[3,6]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.05%[2,5]	1.82%[3,6]	1.81%[3,6]

[1]	There is no CDSC on Investor C Shares after one year.
[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Capital Appreciation Target Fund is 0.65% of the average daily net assets of the Capital Appreciation Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. This management fee waiver will remain in place with the Capital Appreciation Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.
[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.95% of average daily net assets for Investor C Shares of the Capital Appreciation Target Fund through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

[6]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.94% of average daily net assets for Investor C Shares of the Capital Appreciation Acquiring Fund through January 31, 2029. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. This fee waiver and/or expense limitation agreement will remain in place with the Capital Appreciation Combined Fund following the closing of the Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Capital Appreciation Target Fund, the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Capital Appreciation Target Fund and March 31, 2019 for the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Target Fund Investor C Shares	$308	$674	$1,166	$2,522
Capital Appreciation Acquiring Fund Investor C Shares	$285	$573	$985	$2,137
Pro Forma Capital Appreciation Combined Fund Investor C Shares	$284	$569	$980	$2,127

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Target Fund Investor C Shares	$208	$674	$1,166	$2,522
Capital Appreciation Acquiring Fund Investor C Shares	$185	$573	$985	$2,137
Pro Forma Capital Appreciation Combined Fund Investor C Shares	$184	$569	$980	$2,127

Capital Appreciation Target Fund Institutional Shares into Capital Appreciation Acquiring Fund Institutional Shares

	Capital Appreciation Target Fund Institutional Shares	Capital Appreciation Acquiring Fund Institutional Shares	Pro Forma Capital Appreciation Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%[1]	0.62%[2]	0.62%[2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.41%	0.13%	0.13%[3]
Total Annual Fund Operating Expenses	1.21%	0.75%	0.75%
Fee Waivers and/or Expense Reimbursements	(0.15)%[1,4]	—[2]	—[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%[1,4]	0.75%[2]	0.75%[2]

[1]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Capital Appreciation Target Fund is 0.65% of the average daily net assets of the Capital Appreciation Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

[2]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. This management fee waiver will remain in place with the Capital Appreciation Combined Fund following the closing of the Reorganization.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.
[4]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.95% of average daily net assets for Institutional Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Capital Appreciation Target Fund, the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Capital Appreciation Target Fund and March 31, 2019 for the Capital Appreciation Acquiring Fund and the Capital Appreciation Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5%

return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Appreciation Target Fund Institutional Shares	$108	$369	$651	$1,453
Capital Appreciation Acquiring Fund Institutional Shares	$77	$240	$417	$930
Pro Forma Capital Appreciation Combined Fund Institutional Shares	$77	$240	$417	$930

Fee Tables of the Equity Dividend Target Fund (as of November 30, 2018), the Equity Dividend Acquiring Fund (as of January 31, 2019) and the Pro Forma Equity Dividend Combined Fund (as of January 31, 2019) (unaudited)

Equity Dividend Target Fund Investor A Shares into Equity Dividend Acquiring Fund Investor A Shares

	Equity Dividend Target Fund Investor A Shares	Equity Dividend Acquiring Fund Investor A Shares	Pro Forma Equity Dividend Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[2]	0.56%[3]	0.56%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.42%	0.15%	0.15%[4]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	1.37%	0.97%	0.97%
Fee Waivers and/or Expense Reimbursements	(0.10)%[2,5]	—[3]	—[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.27%[2,5]	0.97%[3]	0.97%[3]

[1]

A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Equity Dividend Target Fund is 0.60% of the average daily net assets of the Equity Dividend Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.

[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Equity Dividend Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Equity Dividend Acquiring Fund. This management fee waiver will remain in place with the Equity Dividend Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.

[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.20% of average daily net assets for Investor A Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Equity Dividend Target Fund, the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Equity Dividend Target Fund and January 31, 2019 for the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Dividend Target Fund Investor A Shares	$648	$927	$1,227	$2,077
Equity Dividend Acquiring Fund Investor A Shares	$619	$818	$1,033	$1,652
Pro Forma Equity Dividend Combined Fund Investor A Shares	$619	$818	$1,033	$1,652

Equity Dividend Target Fund Investor C Shares into Equity Dividend Acquiring Fund Investor C Shares

	Equity Dividend Target Fund Investor C Shares	Equity Dividend Acquiring Fund Investor C Shares	Pro Forma Equity Dividend Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	1.00%[1]	1.00%[1]	1.00%[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[2]	0.56%[3]	0.56%[3]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.39%	0.11%	0.11%[4]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	2.09%	1.68%	1.68%
Fee Waivers and/or Expense Reimbursements	(0.10)%[2,5]	—[3]	—[3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.99%[2,5]	1.68%[3]	1.68%[3]

[1]	There is no CDSC on Investor C Shares after one year.
[2]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Equity Dividend Target Fund is 0.60% of the average daily net assets of the Equity Dividend Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.
[3]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Equity Dividend Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Equity Dividend Acquiring Fund. This management fee waiver will remain in place with the Equity Dividend Combined Fund following the closing of the Reorganization.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.
[5]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 2.95% of average daily net assets for Investor C Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Equity Dividend Target Fund, the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Equity Dividend Target Fund and January 31, 2019 for the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Dividend Target Fund Investor C Shares	$302	$645	$1,115	$2,413
Equity Dividend Acquiring Fund Investor C Shares	$271	$530	$913	$1,987
Pro Forma Equity Dividend Combined Fund Investor C Shares	$271	$530	$913	$1,987

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Equity Dividend Target Fund Investor C Shares	$202	$645	$1,115	$2,413
Equity Dividend Acquiring Fund Investor C Shares	$171	$530	$913	$1,987
Pro Forma Equity Dividend Combined Fund Investor C Shares	$171	$530	$913	$1,987

Equity Dividend Target Fund Institutional Shares into Equity Dividend Acquiring Fund Institutional Shares

	Equity Dividend Target Fund Institutional Shares	Equity Dividend Acquiring Fund Institutional Shares	Pro Forma Equity Dividend Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[1]	0.56%[2]	0.56%[2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.41%	0.15%	0.15%[3]
Acquired Fund Fees and Expenses	—	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	0.72%	0.72%
Fee Waivers and/or Expense Reimbursements	(0.10)%[1,4]	—[2]	—[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%[1,4]	0.72%[2]	0.72%[2]

[1]

BlackRock has contractually agreed to waive a portion of the management fee so that the annual management fee rate for the Equity Dividend Target Fund is 0.60% of the average daily net assets of the Equity Dividend Target Fund through September 30, 2019. BlackRock has also contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.

[2]

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Equity Dividend Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Equity Dividend Acquiring Fund. This management fee waiver will remain in place with the Equity Dividend Combined Fund following the closing of the Reorganization.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.
[4]

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.95% (for Institutional Shares) of average daily net assets for Institutional Shares through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Equity Dividend Target Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Equity Dividend Target Fund, the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the periods ended November 30, 2018 for the Equity Dividend Target Fund and January 31, 2019 for the Equity Dividend Acquiring Fund and the Equity Dividend Combined Fund) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Dividend Target Fund Institutional Shares	$103	$343	$602	$1,343
Equity Dividend Acquiring Fund Institutional Shares	$74	$230	$401	$894
Pro Forma Equity Dividend Combined Fund Institutional Shares	$74	$230	$401	$894

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
International Target Fund	5/31/18	144%
International Acquiring Fund	10/31/18	102%
Capital Appreciation Target Fund	5/31/18	106%
Capital Appreciation Acquiring Fund	9/30/18	42%
Equity Dividend Target Fund	5/31/18	81%
Equity Dividend Acquiring Fund	7/31/18	36%

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. In general, if the Reorganizations so qualify, the Target Funds and the Acquiring Funds will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganizations (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Funds’ taxable year due to the Reorganizations or as a result of the transfer of certain assets). As a condition to the closing of the Reorganizations, each of: (i) the International Acquiring Corporation, on behalf of the International Acquiring Fund; (ii) the Capital Appreciation Acquiring Fund; (iii) the Equity Dividend Acquiring Fund; and (iv) the Target Corporation, on behalf of each Target Fund, will receive an opinion from Sidley Austin LLP to the effect that the corresponding Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganizations” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the applicable Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganizations or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains or ordinary income) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganizations, each Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganizations take place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

Purchase, Redemption, Exchange and Valuation of Shares

Procedures for the purchase, redemption, exchange and valuation of shares of the Target Fund and the Acquiring Fund are substantially similar, although there are certain differences. Purchases, redemptions and exchanges of shares of a Target Fund may only be made through the Funds Diversified Portfolios (“FDP”) Service, a non-discretionary brokerage service that offers investors a diversified portfolio of mutual funds. Purchases, redemptions and exchanges of shares of an Acquiring Fund may either be made through a Financial Intermediary or directly through BlackRock. None of the Acquiring Funds require that shareholders participate in the FDP Service.

To sell shares held directly with BlackRock, shareholders of each Acquiring Fund may redeem their shares via telephone, VRU or Internet. Payments for such redemptions may be made by check, through ACH or via wire transfer. Under normal circumstances, each Acquiring Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, each Acquiring Fund may be more likely to limit cash redemptions and may pay redemption proceeds by (i) borrowing under a line of credit (ii) borrowing from another BlackRock fund and/or (iii) transferring portfolio securities in-kind to you.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Funds’ and the Acquiring Funds’ Principal Investment Risks

Because of their substantially similar investment objectives and substantially similar investment strategies, International Target Fund and International Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

International Target Fund and International Acquiring Fund

Risk	Target Fund	Acquiring Fund

Debt Securities Risk	Principal Risk	Principal Risk

Depositary Receipts Risk	Principal Risk	Non-Principal Risk

Derivatives Risk	Principal Risk	Principal Risk

Emerging Markets Risk	Principal Risk	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Focus Risk	—	Principal Risk

Foreign Securities Risk	Principal Risk	Principal Risk

Geographic Concentration Risk	Principal Risk	Principal Risk

Junk Bonds Risk	Principal Risk	Non-Principal Risk

Leverage Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Mid Cap Securities Risk	Principal Risk	Principal Risk

Small Cap and Emerging Growth Securities Risk	Principal Risk	Non-Principal Risk

Because of their identical investment objectives and substantially similar investment strategies, Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund are subject to substantially similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund

Risk	Target Fund	Acquiring Fund

Convertible Securities Risk	Principal Risk	Principal Risk

Depositary Receipts Risk	Principal Risk	Non-Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

Investment Style Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Mid Cap Securities Risk	Principal Risk	Principal Risk

Because of their identical investment objectives and substantially similar investment strategies, Equity Dividend Target Fund and Equity Dividend Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Equity Dividend Target Fund and Equity Dividend Acquiring Fund

Risk	Target Fund	Acquiring Fund

Convertible Securities Risk	Principal Risk	Principal Risk

Depositary Receipts Risk	Principal Risk	—

Emerging Markets Risk	Principal Risk	—

Equity Securities Risk	Principal Risk	Principal Risk

Foreign Securities Risk	Principal Risk	Principal Risk

Income Producing Stock Availability Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

Preferred Securities Risk	Principal Risk	Principal Risk

Descriptions of each Combined Fund’s Investment Risks

Risk is inherent in all investing. The value of your investment in a Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Combined Fund or your investment may not perform as well as other similar investments. An investment in a Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in a Combined Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Combined Fund(s)	Risk Factors
Capital Appreciation Combined Fund and Equity Dividend Combined Fund Principal Risk; International Combined Fund Other Risk	Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
International Combined Fund Principal Risk

Debt Securities Risk—Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk—The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

Combined Fund(s)	Risk Factors

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Credit Risk—Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an

Combined Fund(s)	Risk Factors

issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk—When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk—When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

International Combined Fund Principal Risk; Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk

Derivatives Risk—The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk—The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk—Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk—When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially

Combined Fund(s)	Risk Factors

offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk—The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS

Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Combined Fund(s)	Risk Factors

Risks Specific to Certain Derivatives Used by the Fund

Swaps—Swap agreements, including total return swaps that may be referred to as contracts for difference, are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements may also involve the risk that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty and the return on the referenced asset. In addition, swap agreements are subject to market and illiquidity risk, leverage risk and hedging risk.

Credit Default Swaps (Capital Appreciation Combined Fund only)—Credit default swaps may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to illiquid investments risk and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Forward Foreign Currency Exchange Contracts—Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures—Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an

Combined Fund(s)	Risk Factors

amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

International Combined Fund Principal Risk

Emerging Markets Risk—The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Combined Fund(s)	Risk Factors

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Principal Risk	Equity Securities Risk—Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
International Combined Fund Principal Risk	Focus Risk—Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.
International Combined Fund and Equity Dividend Combined Fund Principal Risk

Foreign Securities Risk—Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States—The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently

Combined Fund(s)	Risk Factors

organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk—Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk—The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards—Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They

Combined Fund(s)	Risk Factors

also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Settlement Risk—Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

European Economic Risk (International Combined Fund Only)—The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

International Combined Fund Principal Risk	Geographic ration Risk—From time to time the Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of count the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Combined Fund(s)	Risk Factors
Equity Dividend Combined Fund Principal Risk	Income Producing Stock Availability Risk—Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.
International Combined Fund Principal Risk; Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Indexed and Inverse Securities Risk—Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Capital Appreciation Combined Fund Principal Risk	Investment Style Risk—Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.
International Combined Fund Principal Risk; Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Principal Risk	Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
International Combined Fund and Capital Appreciation Combined Fund Principal Risk; Equity Dividend Combined Fund Other Risk	Mid Cap Securities Risk—The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Combined Fund(s)	Risk Factors
Equity Dividend Combined Fund Principal Risk, Capital Appreciation Combined Fund Other Risk	Preferred Securities Risk—Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

In addition to the risks listed above, a Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Combined Fund(s)	Risk Factors
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Borrowing Risk—Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Cyber Security Risk—Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.
Equity Dividend Combined Fund Other Risk	Debt Securities Risk—Debt securities, such as bonds, involve credit risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Combined Fund(s)	Risk Factors
International Combined Fund and Capital Appreciation Combined Fund Other Risk	Depositary Receipts Risk—Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Capital Appreciation Combined Fund Other Risk

Emerging Markets Risk—The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Expense Risk—Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Combined Fund(s)	Risk Factors
Capital Appreciation Combined Fund Other Risk

Foreign Securities Risk—Because the Fund may invest in companies located in countries other than the United States, the Fund may be exposed to risks associated with foreign investments.

•  The value of holdings traded outside the United States (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

•  The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

•  Foreign holdings may be adversely affected by foreign government action.

•  International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings.

•  The economies of certain countries may compare unfavorably with the U.S. economy.

•  Foreign securities markets may be smaller than the U.S. markets, which may make trading more difficult.

International Combined Fund and Capital Appreciation Combined Fund Other Risk	High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
International Combined Fund and Capital Appreciation Combined Fund Other Risk	Illiquid Investments Risk—The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Combined Fund(s)	Risk Factors
Equity Dividend Combined Fund Other Risk	Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
International Combined Fund Other Risk

Junk Bonds Risk—Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund. The major risks of junk bond investments include:

•  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

•  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

•  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•  Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing junk bonds than is the case with securities trading in a more liquid market.

•  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Combined Fund(s)	Risk Factors
International Combined Fund and Capital Appreciation Combined Fund Other Risk	“New Issues” Risk—“New issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
International Combined Fund and Capital Appreciation Combined Fund Other Risk	Restricted Securities Risk—Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund.
Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Rights Risk—The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Combined Fund(s)	Risk Factors
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Securities Lending Risk—Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.
International Combined Fund Other Risk

Small Cap and Emerging Growth Securities Risk—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap and emerging growth securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Equity Dividend Combined Fund Other Risk

Small Cap Securities Risk—Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

International Combined Fund Other Risk	Sovereign Debt Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Combined Fund(s)	Risk Factors
International Combined Fund and Equity Dividend Combined Fund Other Risk	Standby Commitment Agreements Risk—Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Valuation Risk—The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	Warrants Risk—If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
International Combined Fund, Capital Appreciation Combined Fund and Equity Dividend Combined Fund Other Risk	When-Issued and Delayed Delivery Securities and Forward Commitments Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental Investment Restrictions

Target Funds and Acquiring Funds

The Funds have substantially similar fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) make investments inconsistent with a Fund’s classification as a diversified company under the 1940 Act; (ii) invest more than 25% or more its assets in any particular industry; (iii) make investments for the purpose of exercising control; (iv) purchase or sell real estate; (v) make loans; (vi) issue senior securities; (vii) borrow money; (viii) underwrite securities; and (ix) purchase or sell commodities.

Although the fundamental investment restrictions are substantially similar, there are some non-material differences. A discussion of the relevant differences follows.

Each Fund may not make investments for the purpose of exercising control or management. For purposes of this limitation, the fundamental investment restrictions of each Target Fund and the International Acquiring Fund specify that investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. The fundamental investment restrictions of the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund do not have this exception.

Each Target Fund may make loans to other persons as may otherwise be permitted by an exemptive order issued to the Target Corporation by the SEC. The fundamental investment restrictions of the Acquiring Funds do not contain this exception. As a result, the Acquiring Funds, unlike the Target Funds, are not permitted to lend under an interfund lending program. None of the Target Funds have lent under the interfund lending program and are not expected to lend under the interfund lending program in the normal course of operations. The fundamental investment restrictions of each Target Fund also specify that for purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market. The fundamental investment restrictions of the Acquiring Funds have no such specification.

While the Target Funds and Acquiring Funds do not restrict certain types of borrowings to banks (for example, borrowings of up to 5% of a Fund’s total assets for temporary purposes may be from non-banks), the fundamental investment restrictions of the Acquiring Funds provide that with respect to the ability of the Acquiring Fund to borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), such borrowings must be from banks (as defined in the 1940 Act). Each Target Fund’s fundamental investment restriction related to borrowing does not include this restriction. As a result, the Target Funds have the ability to borrow to a greater extent under the interfund lending program than the Acquiring Funds. Notwithstanding this difference, none of the Target Funds nor the Acquiring Funds have borrowed under the interfund lending program and are not expected to borrow under the interfund lending program in the normal course of operations. In particular, each Acquiring Fund (i) has a stated investment policy to focus on large-cap companies (the Equity Dividend Acquiring Fund) or large- and mid-cap companies (the Capital Appreciation Acquiring Fund and the International Acquiring Fund), (ii) generally has a large percentage of liquid, publicly-traded equity securities in its portfolio, and (iii) would continue to have access to the credit facility available to certain funds advised by BlackRock, which BlackRock would expect the Acquiring Fund to draw on prior to relying on any interfund lending.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganizations by the applicable Board without shareholder approval. Following completion of the Reorganizations, each Combined Fund will have the same fundamental and non-fundamental investment restrictions as the applicable Acquiring Fund.

Performance Information

Target Funds

International Target Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to November 28, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “FDP BlackRock MFS Research International Fund.” The table compares the Fund’s performance to that of the MSCI All Country World Index ex USA, which is relevant to the International Target Fund because it has characteristics similar to the International Target Fund’s investment strategies. To the extent that dividends and distributions have been paid by the International Target Fund, the performance information for the International Target Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the International Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the International Target Fund’s returns would have been lower. Updated information on the International Target Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

International Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.75% (quarter ended June 30, 2009) and the lowest return for a quarter was -19.55% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2019 was 18.25%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
International Target Fund—Investor A Shares
Return Before Taxes	(26.30)%	(3.42)%	3.99%
Return After Taxes on Distributions	(26.54)%	(3.57)%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares	(14.84)%	(2.30)%	3.24%
International Target Fund—Investor C Shares Return Before Taxes	(23.55)%	(3.12)%	3.76%
International Target Fund—Institutional Shares Return Before Taxes	(22.00)%	(2.14)%	4.81%
MSCI All Country World Index ex USA (Reflects no deduction for fees, expenses or taxes)	(14.20)%	0.68%	6.57%

Capital Appreciation Target Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns from January 30, 2016 to November 27, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “FDP BlackRock Janus Growth Fund.” The Fund’s returns prior to January 30, 2016 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “Marsico Growth FDP Fund.” Effective November 28, 2017, the S&P 500® Index was added as a benchmark for the Fund. The table compares the Fund’s performance to that of the Russell 1000® Growth Index and the S&P 500® Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Capital Appreciation Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.98% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.36% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2019 was 23.71%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Capital Appreciation Target Fund—Investor A Shares
Return Before Taxes	(3.63)%	5.49%	11.46%
Return After Taxes on Distributions	(8.88)%	2.43%	9.69%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	4.14%	9.36%
Capital Appreciation Target Fund—Investor C Shares Return Before Taxes	0.18%	5.82%	11.22%
Capital Appreciation Target Fund—Institutional Shares Return Before Taxes	1.94%	6.89%	12.34%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(1.51)%	10.40%	15.29%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Equity Dividend Target Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s returns prior to November 28, 2017 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “FDP BlackRock Invesco Value Fund.” The table compares the Fund’s performance to that of the Russell 1000® Value Index. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Equity Dividend Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 18.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -17.02% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2019 was 15.21%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Equity Dividend Target Fund—Investor A Shares
Return Before Taxes	(12.53)%	3.73%	10.73%
Return After Taxes on Distributions	(18.63)%	1.09%	9.15%
Return After Taxes on Distributions and Sale of Fund Shares	(2.27)%	3.10%	8.88%
Equity Dividend Target Fund—Investor C Shares Return Before Taxes	(9.01)%	4.06%	10.48%
Equity Dividend Target Fund—Institutional Shares Return Before Taxes	(7.41)%	5.12%	11.59%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	(8.27)%	5.95%	11.18%

Acquiring Funds

International Acquiring Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the MSCI All Country World Index ex-USA. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current NAV, can be obtained by visiting www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS1

International Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 27.62% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.22% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2019 was 18.18%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
International Acquiring Fund—Investor A Shares
Return Before Taxes	(25.76)%	(2.28)%	5.42%
Return After Taxes on Distributions	(25.91)%	(2.37)%	5.32%
Return After Taxes on Distributions and Sale of Fund Shares	(14.93)%	(1.52)%	4.48%
International Acquiring Fund—Investor C Shares Return Before Taxes	(23.03)%	(2.15)%	5.05%
International Acquiring Fund—Institutional Shares Return Before Taxes	(21.44)%	(0.86)%	6.38%
MSCI All Country World Index ex-USA (Reflects no deduction for fees, expenses or taxes)	(14.20)%	0.68%	6.57%

[1]	For the fiscal year ended October 31, 2013, a portion of the Fund’s return for each share class consisted of a payment from an affiliate to compensate for foregone securities lending revenue.

Capital Appreciation Acquiring Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective June 28, 2010, the Fund reorganized with the BlackRock Capital Appreciation Portfolio (the “Predecessor Fund”), a series of BlackRock FundsSM (the “2010 Reorganization”), and the Predecessor Fund’s performance and financial history has been adopted by the Fund from the date of the 2010 Reorganization. The performance of Investor A and Investor C Shares of the Fund is

based off of the performance of those same share classes of the Predecessor Fund, with no adjustments. Prior to June 28, 2010, the performance of Institutional Shares of the Fund is based off of the performance of Institutional Shares of the Predecessor Fund, as adjusted to reflect the distribution and service (12b-1 fees) and other fees, if any, that are applicable to Institutional Shares. The table compares the Fund’s performance to that of the Russell 1000® Growth Index and the Standard & Poor’s (“S&P”) 500® Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategy. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Capital Appreciation Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.61% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.94% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2019 was 23.68%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Capital Appreciation Acquiring Fund—Investor A Shares
Return Before Taxes	(3.61)%	8.07%	12.73%
Return After Taxes on Distributions	(6.30)%	4.89%	10.66%
Return After Taxes on Distributions and Sale of Fund Shares	0.06%	5.73%	10.18%
Capital Appreciation Acquiring Fund—Investor C Shares Return Before Taxes	0.04%	8.36%	12.43%
Capital Appreciation Acquiring Fund—Institutional Shares Return Before Taxes	2.03%	9.55%	13.66%
Russell 1000® Growth Index (Reflects no deduction for fees, expenses or taxes)	(1.51)%	10.40%	15.29%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Equity Dividend Acquiring Fund

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Russell 1000® Value Index and the Standard & Poor’s (S&P) 500® Index, which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current NAV, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Equity Dividend Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.37% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.31% (quarter ended December 31, 2018). The year-to-date return as of June 30, 2019 was 15.34%.

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Equity Dividend Acquiring Fund—Investor A Shares
Return Before Taxes	(12.29)%	5.17%	10.04%
Return After Taxes on Distributions	(14.71)%	2.45%	8.26%
Return After Taxes on Distributions and Sale of Fund Shares	(5.36)%	3.88%	8.01%
Equity Dividend Acquiring Fund—Investor C Shares Return Before Taxes	(8.88)%	5.56%	9.84%
Equity Dividend Acquiring Fund—Institutional Shares Return Before Taxes	(7.17)%	6.59%	10.93%
Russell 1000® Value Index (Reflects no deduction for fees, expenses or taxes)	(8.27)%	5.95%	11.18%
Standard & Poor’s (S&P) 500® Index (Reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Target Funds and Acquiring Funds

After-tax returns for each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only for each Fund, and the after-tax returns for Investor C Shares and Institutional Shares for those Funds, if applicable, will vary.

Additional Information

Combined Funds. Each Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization. As a result, each Combined Fund will continue the performance history of the applicable Acquiring Fund after the closing of the applicable Reorganization.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and its business operations subject to the oversight of the applicable Board. The same directors/trustees comprise each Board. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock International Limited (“BIL”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, serves as the sub-adviser to each of the International Target Fund and the International Acquiring Fund.

Each of BlackRock and BIL is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $6.515 trillion in investment company and other portfolio assets under management as of March 31, 2019.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Managers

Information about the portfolio management teams of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in each Fund’s Statement of Additional Information.

International Target Fund and International Acquiring Fund

James Bristow, CFA, and Gareth Williams, CFA are the portfolio managers of both the International Target Fund and the International Acquiring Fund and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund. James Bristow, CFA, and Gareth Williams, CFA will be the portfolio managers of the International Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
James Bristow, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (Target Fund); 2007 (Acquiring Fund)	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009.

Gareth Williams, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (Target Fund); 2011 (Acquiring Fund)	Managing Director of BlackRock, Inc. since 2013; Vice-President from 2010 to 2012; Associate of BlackRock, Inc. from 2008 to 2009.

Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund

Lawrence Kemp is the portfolio manager of both the Capital Appreciation Target Fund and the Capital Appreciation Acquiring Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund. Lawrence Kemp will be the portfolio manager of the Capital Appreciation Combined Fund and will be primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Lawrence Kemp	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (Target Fund); 2013 (Acquiring Fund)	Managing Director of BlackRock, Inc. since 2012; Prior to joining BlackRock, Inc., Mr. Kemp was a Managing Director at UBS Global Asset Management.

Equity Dividend Target Fund and Equity Dividend Acquiring Fund

Tony DeSpirito, David Zhao and Franco Tapia are the portfolio managers of both the Equity Dividend Target Fund and the Equity Dividend Acquiring Fund and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of each Fund. Tony DeSpirito, David Zhao and Franco Tapia will be the portfolio managers of the Equity Dividend Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017 (Target Fund); 2014 (Acquiring Fund)	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.

Franco Tapia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Each Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in such Acquiring Fund and other funds managed by BlackRock.

Legal Proceedings

On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the 1940 Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the lawsuit are without merit. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, the plaintiffs provided notice that they are appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment.

Investment Advisory and Management Agreements

Target Funds

The Target Corporation, on behalf of each Target Fund, has entered into a management agreement (the “Target Fund Management Agreement”) with BlackRock. Under the Target Fund Management Agreement,

BlackRock receives for its services to each Target Fund a fee at an annual rate of each Target Fund’s average daily net assets. The annual management fees payable to BlackRock (as a percentage of average daily net assets) for each Target Fund are calculated as follows:

Average Daily Net Assets	International Target Fund	Capital Appreciation Target Fund	Equity Dividend Target Fund
Not exceeding $1 billion	0.90%	0.80%	0.70%
In excess of $1 billion but not more than $3 billion	0.85%	0.75%	0.66%
In excess of $3 billion but not more than $5 billion	0.81%	0.72%	0.63%
In excess of $5 billion but not more than $10 billion	0.78%	0.70%	0.61%
In excess of $10 billion	0.77%	0.68%	0.60%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees each Target Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Target Funds affiliated money market fund waiver”).

Effective November 28, 2017, BlackRock has agreed to contractually waive its management fee to cap the annual management fee of each Target Fund at the amount noted in the table below through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

Target Fund	Contractual Cap on Rate of Management Fee
International Target Fund	0.75%
Capital Appreciation Target Fund	0.65%
Equity Dividend Target Fund	0.60%

Prior to November 28, 2017, for the International Target Fund, the Capital Appreciation Target Fund and the Equity Dividend Target Fund, BlackRock had agreed to voluntarily waive 0.10%, 0.05%, and 0.05%, respectively, of its management fee payable by each Target Fund.

Prior to November 28, 2017, for the Capital Appreciation Target Fund, BlackRock had agreed to contractually waive its management fee payable by the Capital Appreciation Target Fund in an amount equal to 0.05% of the Capital Appreciation Target Fund’s average daily net assets over $200 million.

BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Target Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Target Fund’s business, if any) of each share class of certain Target Funds at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Funds, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	2.20%
Investor C Shares	2.95%
Institutional Shares	1.95%

[1]

The contractual caps are in effect through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

[2]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the Target Funds affiliated money market fund waiver.

For the fiscal year ended May 31, 2018, the aggregate management fees, net of any applicable waivers, paid by each Fund to BlackRock as a percentage of each Fund’s average daily net assets were:

Average Daily Net Assets	Management Fee Rate
International Target Fund	0.78%
Capital Appreciation Target Fund	0.70%
Equity Dividend Target Fund	0.62%

Effective November 28, 2017, BlackRock entered into a sub-advisory agreement (the “International Target Fund Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), an affiliate of BlackRock, with respect to the International Target Fund. Under the International Target Fund Sub-Advisory Agreement, BlackRock pays BIL for services it provides for that portion of the International Target Fund for which BIL acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Target Fund Management Agreement with respect to the International Target Fund.

Prior to November 28, 2017, Massachusetts Financial Services Company served as the sub-adviser to the International Target Fund; Janus Capital Management LLC served as the sub-adviser to the Capital Appreciation Target Fund; and Invesco Advisers, Inc. served as the sub-adviser to the Equity Dividend Target Fund and each received for its services a monthly fee from BlackRock at an annual rate equal to a percentage of the management fee paid to BlackRock under the Target Fund Management Agreement.

A discussion of the basis for the Target Board’s approval of the Target Fund Management Agreement with BlackRock and the International Target Fund Sub-Advisory Agreement between BlackRock and BIL with respect to the International Target Fund is included in the Target Corporation’s annual shareholder report for the fiscal year ended May 31, 2018.

International Acquiring Fund

The International Acquiring Corporation, on behalf of the International Acquiring Fund, has entered into a management agreement (the “International Acquiring Fund Management Agreement”) with BlackRock. Pursuant to the International Acquiring Fund Management Agreement, BlackRock is entitled to annual management fees.

With respect to the International Acquiring Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the International Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the International Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “International Acquiring Fund affiliated money market fund waiver”).

With respect to the International Acquiring Fund, BlackRock has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the International Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the International Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the International Acquiring Fund’s business, if any) of each share class of the International Acquiring Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Effective March 15, 2018, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.14%
Investor C Shares	1.89%
Institutional Shares	0.89%
Class R Shares[3]	1.39%
Class K Shares[3]	0.84%

[1]

The contractual caps are in effect through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund.

[2]	As a percentage of average daily net assets.
[3]	The International Acquiring Fund also offers Class R Shares and Class K Shares. No Class R Shares or Class K Shares will be issued in the Reorganization.

Prior to March 15, 2018, BlackRock had contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps on Total Annual Fund Operating Expenses[1] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.38%
Investor C Shares	2.42%
Institutional Shares	1.00%
Class R Shares[2]	1.70%
Class K Shares[2]	0.95%

[1]	As a percentage of average daily net assets.
[2]	The International Acquiring Fund also offers Class R Shares and Class K Shares. No Class R Shares or Class K Shares will be issued in the Reorganization.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the International Acquiring Fund affiliated money market fund waiver.

For the fiscal year ended October 31, 2018, BlackRock received management fees, net of any applicable waivers, at the annual rate of 0.73% of the International Acquiring Fund’s average daily net assets.

BlackRock entered into a sub-advisory agreement with BIL (the “International Acquiring Fund Sub-Advisory Agreement” and, together with the International Target Fund Sub-Advisory Agreement, the “Sub-Advisory Agreements”), an affiliate of BlackRock, with respect to the International Acquiring Fund. Under the International Acquiring Fund Sub-Advisory Agreement, BlackRock pays BIL for services it provides for that portion of the International Acquiring Fund for which BIL acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the International Acquiring Fund Management Agreement.

A discussion of the basis for the International Acquiring Corporation Board’s approval of the International Acquiring Fund Management Agreement with BlackRock and the International Acquiring Fund Sub-Advisory Agreement between BlackRock and BIL with respect to the International Acquiring Fund is included in the International Acquiring Fund’s annual shareholder report for the fiscal year ended October 31, 2018.

Capital Appreciation Acquiring Fund

The Capital Appreciation Acquiring Fund has entered into a management agreement (the “Capital Appreciation Acquiring Fund Management Agreement”) with BlackRock. Under the Capital Appreciation Acquiring Fund Management Agreement, BlackRock receives for its services to the Capital Appreciation Acquiring Fund a fee at an annual rate of the Capital Appreciation Acquiring Fund’s average daily net assets. The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $1.5 billion	0.625%
In excess of $1.5 billion but not more than $5 billion	0.60%
In excess of $5 billion but not more than $7.5 billion	0.575%
In excess of $7.5 billion	0.55%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Capital Appreciation Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Capital Appreciation Acquiring Fund affiliated money market fund waiver”).

BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Capital Appreciation Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Capital Appreciation Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Capital Appreciation Acquiring Fund’s business, if any) of certain share classes of the Capital Appreciation Acquiring Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares[3]	N/A
Investor C Shares	1.94%
Institutional Shares[3]	N/A
Class R Shares[3,4]	N/A
Class K Shares[4]	0.72%

[1]

The contractual cap is in effect through January 31, 2029. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

[2]	As a percentage of average daily net assets.
[3]	There are no contractual caps on Total Annual Fund Operating Expenses in effect for Investor A Shares, Institutional Shares or Class R Shares of the Capital Appreciation Acquiring Fund.
[4]	The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No Class R Shares or Class K Shares will be issued in the Reorganization.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the Capital Appreciation Acquiring Fund affiliated money market fund waiver.

For the fiscal year ended September 30, 2018, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.62% of the Capital Appreciation Acquiring Fund’s average daily net assets.

A discussion of the basis for the Capital Appreciation Acquiring Fund Board’s approval of the Capital Appreciation Acquiring Fund Management Agreement with BlackRock is included in the Capital Appreciation Acquiring Fund’s annual shareholder report for the fiscal year ended September 30, 2018.

Equity Dividend Acquiring Fund

The Equity Dividend Acquiring Fund has entered into a management agreement (the “Equity Dividend Acquiring Fund Management Agreement” and, together with the International Acquiring Fund Management Agreement and the Capital Appreciation Acquiring Fund Management Agreement, the “Acquiring Fund Management Agreements”) with BlackRock. Under the Equity Dividend Acquiring Fund Management Agreement, BlackRock receives for its services to the Equity Dividend Acquiring Fund a fee computed daily as a percentage of the Equity Dividend Acquiring Fund’s average daily net assets and payable monthly.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $8 billion	0.60%
In excess of $8 billion but not more than $10 billion	0.56%
In excess of $10 billion but not more than $12 billion	0.54%
In excess of $12 billion but not more than $17 billion	0.52%
In excess of $17 billion but not more than $25 billion	0.51%
In excess of $25 billion but not more than $30 billion	0.50%
In excess of $30 billion but not more than $40 billion	0.47%
In excess of $40 billion	0.45%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Equity Dividend Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Equity Dividend Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Equity Dividend Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

For the fiscal year ended July 31, 2018, BlackRock received a management fee, net of any applicable waivers, at the annual rate of 0.55% of the Equity Dividend Acquiring Fund’s average daily net assets.

A discussion of the basis for the Equity Dividend Acquiring Fund Board’s approval of the Equity Dividend Acquiring Fund Management Agreement with BlackRock is included in the Equity Dividend Acquiring Fund’s annual shareholder report for the fiscal year ended July 31, 2018.

Combined Funds

Each of the Acquiring Fund Management Agreements will remain in place following the Reorganizations and the management fee rate applicable to a Combined Fund under its applicable Acquiring Fund Management Agreement will be identical to the current management fee rates applicable to the respective Acquiring Fund. In addition, the contractual expense caps and management fee waivers applicable to an Acquiring Fund will be retained with respect to the respective Combined Fund.

BlackRock will manage each Combined Fund as investment manager, pursuant to the respective Acquiring Fund Management Agreement. BIL will act as sub-adviser to the International Combined Fund pursuant to the International Acquiring Fund Sub-Advisory Agreement. The principal terms of the Target Corporation

Management Agreement, each Acquiring Fund Management Agreement, the International Target Fund Sub-Advisory Agreement and the International Acquiring Fund Sub-Advisory Agreement are described below.

Terms of the Management Agreements and Sub-Advisory Agreements.

The Target Fund Management Agreement and each Acquiring Fund Management Agreement (each, a “Management Agreement” and together, the “Management Agreements”) are substantially similar and generally provide that, subject to the oversight of their respective Boards, BlackRock will act as investment adviser for and supervise and manage the investment and reinvestment of each Fund’s assets. Each Management Agreement provides that BlackRock will in connection therewith have complete discretion in purchasing and selling securities and other assets for such Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of such Fund, will supervise continuously the investment program of such Fund and the composition of its investment portfolio, will arrange for the purchase and sale of securities and other assets held in the investment portfolio of such Fund; and will provide investment research to such Fund. BlackRock will provide these services in accordance with each Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Fund’s Board.

Under the Management Agreements, BlackRock will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of each Fund’s organizational documents as such are amended from time to time. In addition, in each Management Agreement, BlackRock agrees to comply with any policies and determinations of the applicable Board.

Pursuant to the Management Agreements, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. BlackRock will also maintain a policy and practice of conducting its investment advisory services pursuant to each Fund’s Management Agreement independently of the commercial banking operations of its affiliates. In addition, BlackRock will treat confidentially and as proprietary information of each Fund all records and other information relative to each Fund and each Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by such Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by each Fund.

Under each Fund’s Management Agreement, BlackRock will oversee the maintenance by the custodian and transfer agent and dividend disbursing agent of certain books and records of such Fund and maintain (or oversee maintenance by such other persons as approved by the applicable Board) such other books and records required by law or for the proper operation of such Fund, and will also prepare certain periodic reports for review by the officers of such Fund.

Each Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to each Fund.

Under the Management Agreements, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or by BlackRock in connection with the performance of the Management Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements. The term “BlackRock” includes any affiliates of BlackRock performing services for a Fund contemplated under the applicable Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates.

The Management Agreements may be terminated by the Target Corporation, on behalf of each Target Fund, by the International Acquiring Corporation, with respect to the International Acquiring Fund, or by an Acquiring Fund, as applicable, at any time, without the payment of any penalty, upon giving BlackRock 60 days’ notice, provided that such termination will be directed or approved by the vote of a majority of the Directors or Trustees of the Boards in office at the time or by the vote of the holders of a majority of the voting securities of the applicable Fund at the time outstanding and entitled to vote, or by BlackRock on 60 days’ written notice. Each Management Agreement will also immediately terminate in the event of its assignment. Such notice period may be waived by either party to the respective agreement.

Each Management Agreement provides that a Fund may, in the discretion of the applicable Board, indemnify BlackRock, and each of BlackRock’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at BlackRock’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in a Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Target Corporation, the International Acquiring Corporation or the Acquiring Funds, and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Target Corporation, any Target Fund, the International Acquiring Corporation, any Acquiring Fund or the respective shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of all members of the applicable Board. The Fund may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

The Sub-Advisory Agreements generally provide that BAL has engaged BIL as an investment sub-adviser to perform certain day-to-day operations of the International Target Fund and the International Acquiring Fund, as applicable, which may include: (1) acting as investment advisor for each of the International Target Fund and the International Acquiring Fund; (2) arranging for the purchase and sale of securities and other assets of the International Target Fund and the International Acquiring Fund; (3) placing orders directly with issuers or with any broker or dealer; and (4) maintaining the books and records of the International Acquiring Fund to support investment operations. In placing orders for securities transactions, BIL follows its policy of seeking to obtain the best price and most favorable execution available.

Unless earlier terminated, each Management Agreement and the International Acquiring Fund Sub-Advisory Agreement will remain in effect from year to year if approved at least annually by (1) a vote of a majority of the applicable Board who are not parties to the respective agreement or interested persons of any party to such respective agreement, cast in person at a meeting called for the purpose of voting on such approval and (2) by a vote of a majority of the Directors or Trustees, as applicable, of the applicable Board or by a vote of a majority of the outstanding voting securities of the applicable Fund at the time outstanding and entitled to vote.

Each Management Agreement and Sub-Advisory Agreement automatically terminates on assignment and may be terminated without penalty upon 60 days’ written notice by any of the parties to such agreement (provided that termination of a Management Agreement or Sub-Advisory Agreement by the Target Corporation, an Acquiring Fund or the International Acquiring Corporation, as applicable, or by BlackRock with respect to a Sub-Advisory Agreement, is directed or approved by the vote of a majority of the Directors or Trustees of the Target Corporation, the Acquiring Fund or the International Acquiring Corporation, as applicable, in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the applicable Fund). Each Sub-Advisory Agreement will also terminate automatically upon the termination of its respective Management Agreeement.

Other Service Providers

	Target Funds	Acquiring Funds
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109

For the International Acquiring Fund:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

For the Capital Appreciation Acquiring Fund:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

For the Equity Dividend Acquiring Fund:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

For the International Acquiring Fund:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

For the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund:

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

	Target Funds	Acquiring Funds
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

For the International Acquiring Fund and the Capital Appreciation Acquiring Fund:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

For the Equity Dividend Acquiring Fund:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve the applicable Combined Fund.

Sales Loads

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares of an Acquiring Fund. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Acquiring Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Sales Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, the right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below).

Reductions or eliminations through a Letter of Intent or the right of accumulation will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, or (b) the investor’s spouse and any children and a trust, custodial account or fiduciary account for the benefit of any such individuals. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Qualifying Holdings — Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares (in most BlackRock Funds), investments in certain unlisted closed-end management investment companies sponsored and advised by BlackRock or its affiliates (“Eligible Unlisted BlackRock Closed-End Funds”) and investments in the BlackRock CollegeAdvantage 529 Program.

Qualifying Holdings may include shares held in accounts held at a Financial Intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the Letter of Intent and right of accumulation, the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employer-sponsored retirement plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of an Acquiring Fund, the investor should inform the Financial Intermediary and/or BlackRock Funds of any other shares of the Acquiring Fund or any other BlackRock Fund or Eligible Unlisted BlackRock Closed-End Fund that qualify for a reduced sales charge. Failure by the investor to notify the Financial Intermediary or BlackRock Funds may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The Financial Intermediary or BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — an Acquiring Fund and/or the Financial Intermediary, BlackRock Funds or Eligible Unlisted BlackRock Closed-End Funds may not be able to maintain this information.

For more information, see the Acquiring Fund SAI or contact your Financial Intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to make one or more of the following investments within the next 13 months which would, if bought all at once, qualify the investor for a reduced sales charge:

i.	Buy a specified amount of Investor A, Investor C, Investor P, Institutional and/or Class K Shares,

ii.	Make an investment in one or more Eligible Unlisted BlackRock Closed-End Funds and/or

iii.	Make an investment through the BlackRock CollegeAdvantage 529 Program in one or more BlackRock Funds.

The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by an Acquiring Fund.

The market value of current holdings in the BlackRock Funds (including Investor A, Investor C, Investor P, Institutional and Class K Shares, Eligible Unlisted BlackRock Closed-End Funds and the BlackRock CollegeAdvantage 529 Program Class A and Class C Units) as of the date of commencement that are eligible under the Right of Accumulation may be counted towards the sales charge reduction.

The investor must notify an Acquiring Fund of (i) any current holdings in the BlackRock Funds, Eligible Unlisted BlackRock Closed-End Funds and/or the BlackRock CollegeAdvantage 529 Program that should be counted towards the sales charge reduction and (ii) any subsequent purchases that should be counted towards the Letter of Intent.

During the term of the Letter of Intent, an Acquiring Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Acquiring Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which any of the following may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge:

i.	The current value of an investor’s existing Investor A and A1, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares in most BlackRock Funds,

ii.	The current value of an investor’s existing shares of Eligible Unlisted BlackRock Closed-End Funds and

iii.	The investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children.

Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

The following persons may also buy Investor A Shares without paying a sales charge:

•	Certain employer-sponsored retirement plans. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs;

•

Rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with an Acquiring Fund; or purchases by IRA programs that are sponsored by Financial Intermediary firms provided the Financial Intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor;

•	Insurance company separate accounts;

•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in an Acquiring Fund;

•	Persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution;

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Acquiring Fund Shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•

Persons associated with an Acquiring Fund, an Acquiring Fund’s manager, an Acquiring Fund’s sub-adviser, transfer agent, Distributor, fund accounting agents, Barclays PLC (“Barclays”) and their respective affiliates (to the extent permitted by these firms) including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock Funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d); and

•	State sponsored 529 college savings plans.

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of an Acquiring Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

In addition, Financial Intermediaries may, in connection with a change in account type or otherwise in accordance with a Financial Intermediary’s policies and procedures, exchange one class of shares for Investor A Shares of the same Fund. In such cases, such exchange would not be subject to an Investor A Shares sales charge. The availability of Investor A Shares sales charge waivers may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “—Contingent Deferred Sales Charge Waivers” below.

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front-end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Option

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Acquiring Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Effective November 8, 2018 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately ten years after the date of purchase. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur ten years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries.

You will also pay distribution fees of 0.75% and service fees of 0.25% for Investor C Shares each year. Because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Financial Intermediary who assists you in purchasing Acquiring Fund Shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. For certain employer-sponsored retirement plans, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession. This may depend on the policies, procedures and trading platforms of your Financial Intermediary; consult your financial adviser.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor Shares (as defined below) may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in an Acquiring Fund through such plans;

•	Exchanges pursuant to the exchange privilege, as described in “How to Buy, Sell, Exchange and Transfer Shares — How to Exchange Shares or Transfer Your Account”;

•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

•	Redemptions made with respect to certain retirement plans sponsored by an Acquiring Fund, BlackRock or an affiliate;

•

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

•	Withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares;

•	Involuntary redemptions made of shares in accounts with low balances;

•	Certain redemptions made through the Systematic Withdrawal Plan (“SWP”) offered by an Acquiring Fund, BlackRock or an affiliate;

•	Redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and

•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of an Acquiring Fund.

See the “Intermediary-Defined Sales Charge Waiver Policies” section in Appendix III for sales charge reductions and waivers that may be available to customers of certain Financial Intermediaries. More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Acquiring Fund SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your Financial Intermediary can help you determine whether you are eligible to buy Institutional Shares. Each Acquiring Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Acquiring Fund, meets the minimum investment requirement.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares on such brokerage platforms through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Acquiring Funds are available in other share classes that have different fees and expenses.

Combined Funds. Effective upon the closing of the Reorganizations, the foregoing policies will apply to the Combined Funds.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL,” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for each Combined Fund following the closing of the Reorganizations.

Plan Payments

Each of: (i) the International Acquiring Corporation, on behalf of the International Acquiring Fund; (ii) the Capital Appreciation Acquiring Fund; (iii) the Equity Dividend Acquiring Fund; and (iv) the Target Corporation, on behalf of each Target Fund, has adopted a plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the applicable Fund’s Investor A Shares and Investor C Shares (together, “Investor Shares”) that allows such Fund to pay distribution fees for the sale of its shares and/or shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor C Shares pay a distribution fee to the Distributor and/or its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution and sales support services and to pay the Distributor and BlackRock and its affiliates for sales support services provided and related expenses incurred in connection with the sale of Investor C Shares. The distribution fees may also be used to pay Financial Intermediaries for sales support services and related expenses. All Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily NAV of the Investor C Shares of the Fund. Institutional and Investor A Shares do not pay distribution fees.

Under the Plans, each Fund also pays shareholder servicing fees (also referred to as general shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor Shares of the Fund. The shareholder servicing fee payment is calculated as a percentage of the average daily NAV of Investor Shares of the Fund. All Investor Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Institutional	None	None

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

•

Answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions or repurchases of shares may be effected and certain other matters pertaining to the customers’ investments;

•	Assisting customers in designating and changing dividend options, account designations and addresses; and

•	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the applicable Fund’s shares.

Because the fees paid by a Fund under the applicable Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the Target Fund SAIs and Acquiring Fund SAIs.

Other Payments by the Funds

In addition to fees that a Fund may pay to a Financial Intermediary pursuant to the Plan and fees a Fund pays to its transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of a Fund, may enter into non-Plan agreements with affiliated and unaffiliated Financial Intermediaries pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and/or shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you.

Please contact your Financial Intermediary for details about payments it may receive from the applicable Fund or from BlackRock, the Distributor or their affiliates. For more information, see the Target Fund SAIs and Acquiring Fund SAIs.

Combined Funds. Following the closing of the Reorganizations, each Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

Each Target Fund, the International Acquiring Fund and the Capital Appreciation Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Equity Dividend Acquiring Fund will distribute net investment income, if any, at least quarterly and net realized capital gain, if any, at least annually.

Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of each Fund at NAV without a sales charge or may be taken in cash.

If you would like to receive dividends in cash, contact your financial adviser or the applicable Acquiring Fund. Although this cannot be predicted with any certainty, each Acquiring Fund anticipates that a significant amount of its dividends, if any, will consist of ordinary income. Capital gains may be taxable to you at different rates depending on how long the Acquiring Fund held the assets sold.

Effective upon the closing of the Reorganizations, each Acquiring Fund’s dividends and distributions policy will be continued by the corresponding Combined Fund. Acquiring Fund Shares received by each Target Fund in the Reorganizations will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Taxes

Each Acquiring Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Code, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.

You will pay tax on dividends from an Acquiring Fund whether you receive them in cash or additional shares. If you redeem Acquiring Fund Shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Acquiring Fund distributions derived from qualified dividend income, which consists of dividends received from U.S. corporations and qualifying foreign corporations, and from long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates.

Your dividends and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity (other than a pass-through entity to the extent owned by U.S. persons), an Acquiring Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, certain distributions reported by an Acquiring Fund as capital gain dividends, interest-related dividends or short-term capital gain dividends and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

This section summarizes some of the consequences under current federal tax law of an investment in an Acquiring Fund. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in an Acquiring Fund under all applicable tax laws.

Purchase, Redemption, Exchange and Transfer of Shares

The following discussion describes the policies and procedures related to the purchase, redemption, exchange and transfer of shares of each applicable share class of each Acquiring Fund, which policies and procedures will be the same for the corresponding share class of each Combined Fund, respectively, effective upon the closing of the Reorganizations.

Availability and Minimum Investment

Investor A Shares and Investor C Shares. Investor A Shares and Investor C Shares of each Acquiring Fund are generally available through Financial Intermediaries. Investor A Shares and Investor C Shares of each Acquiring Fund have a $1,000 minimum initial investment requirement for all accounts, except the minimum initial investment requirement is $50 if the investor is establishing an automatic investment plan. There is no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs). There is no minimum initial investment requirement for certain fee-based programs. There is a $50 minimum additional investment requirement for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum). The minimums for additional purchases may be waived under certain circumstances. If you establish a new account directly with an Acquiring Fund and do not have a Financial Intermediary associated with your account, you may only invest in Investor A Shares. Applications without a Financial Intermediary that select Investor C Shares will not be accepted. An Acquiring Fund will not accept a purchase order of $500,000 or more for Investor C Shares (may be lower on funds that have set a lower breakpoint for purchasing Investor A Shares without a front-end sales charge). Your Financial Intermediary may set a lower maximum for Investor C Shares.

Institutional Shares. Institutional Shares of each Acquiring Fund are available only to certain investors, which include:

•

Individuals and “Institutional Investors” (as defined below) with a minimum initial investment of $2 million who may purchase shares of an Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Clients of Financial Intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform, in each case, with no minimum initial investment;

•

Clients investing through Financial Intermediaries that have entered into an agreement with the Distributor to offer such shares on a platform that charges a transaction based sales commission outside of an Acquiring Fund, with a minimum initial investment of $1,000;

•

Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which is not subject to any minimum initial investment and may purchase shares of an Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares;

•

Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets, who are not subject to any minimum initial investment;

•

Holders of certain Bank of America Corporation (“BofA Corp.”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of an Acquiring Fund, who are not subject to any minimum initial investment;

•

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group, Inc., Barclays or their respective affiliates and immediate family members of such persons, if they open an account directly with BlackRock, who are not subject to any minimum initial investment; and

•

Tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family members of such persons.

Institutional Shares of each Acquiring Fund have no minimum initial investment requirement for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of an Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is also no minimum initial investment requirement for employees, officers and directors/trustees of BlackRock or its affiliates and immediate family members of such persons, if they open an account directly with BlackRock. There is no minimum initial investment requirement for clients of financial intermediaries that: (i) charge such clients a fee for advisory, investment consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Institutional Shares through a no-load program or investment platform. There is a $2 million minimum initial investment requirement for individuals and “Institutional Investors,” which include, but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of an Acquiring Fund through a Financial Intermediary that has entered into an agreement with the Distributor to purchase such shares. There is a $1,000 minimum initial investment requirement for clients investing through financial intermediaries that offer such shares on a platform that charges a transaction-based sales commission outside of an Acquiring Fund. There is also a $1,000 minimum initial investment requirement for tax-qualified accounts for insurance agents that are registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Distributor to offer Institutional Shares, and the family member of such persons. Institutional Shares do not have a minimum additional investment requirement.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer Investor A Shares, Investor C Shares and Institutional Shares of each Acquiring Fund through your Financial Intermediary. You may also buy, sell, exchange and transfer Investor A Shares, Investor C Shares and Institutional Shares of each Acquiring Fund through BlackRock if your account is held directly with BlackRock. To learn more about buying, selling, exchanging or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your Financial Intermediary may help you with this decision.

With certain limited exceptions, the Acquiring Funds are generally available only to investors residing in the United States and may not be distributed by a foreign Financial Intermediary. Under this policy, in order to accept new accounts or additional investments (including by way of exchange from another BlackRock Fund) into existing accounts, each Acquiring Fund generally requires that (i) a shareholder that is a natural person be a U.S. citizen or resident alien, in each case residing within the United States or a U.S. territory (including APO/FPO/DPO addresses), and have a valid U.S. taxpayer identification number, and (ii) a Financial Intermediary or a shareholder that is an entity be domiciled in the United States and have a valid U.S. taxpayer identification number or be domiciled in a U.S. territory and have a valid U.S. taxpayer identification number or IRS Form W-8. Any existing account that is updated to reflect a non-U.S. address will also be restricted from making additional investments.

Each Acquiring Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Acquiring Fund at any time for any reason. In addition, each Acquiring Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in an Acquiring Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you

When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your Financial Intermediary can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

Refer to the minimum initial investment described above under “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment.” Be sure to note the maximum investment amounts in Investor C Shares.

See “—Purchase, Redemption, Exchange and Transfer of Shares—Availability and Minimum Investment—Institutional Shares” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your Financial Intermediary submit your purchase order

The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) will be priced at the NAV determined that day. Certain Financial Intermediaries, however, may require submission of orders prior to that time. Purchase orders placed after that time will be priced at the NAV determined on the next business day.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain Financial Intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly from BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent at the address on the application.

	Your Choices	Important Information for You to Know
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum for additional purchases). The minimums for additional purchases may be waived under certain circumstances. Institutional Shares have no minimum for additional purchases.
	Have your Financial Intermediary submit your purchase order for additional shares	To purchase additional shares, you may contact your Financial Intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the following address: P.O. Box 9819, Providence, Rhode Island 02940-8019

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit (“VRU”) service at (800) 441-7762.

Purchase by Internet: You may purchase your shares and view activity in your account by logging onto the BlackRock website at www.blackrock.com. Purchases made on the Internet using the Automated Clearing House (“ACH”) will have a trade date that is the day after the purchase is made.

Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be priced at the NAV determined that day. Contact your Financial Intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates incurred through fraudulent activity.

	Your Choices	Important Information for You to Know
	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762 or contact your Financial Intermediary (if your account is not held directly with BlackRock).
Participate in the AIP

BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of the this Combined Prospectus/Information Statement for additional information.

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the second business day (in the case of Investor Shares) or the first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.
For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares
	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your Financial Intermediary submit your sales order	You can make redemption requests through your Financial Intermediary. Shareholders should indicate whether they are redeeming Investor A , Investor C or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s NAV after your order is placed. For your redemption request to be priced at the NAV on the day of your request, you must submit your request to your Financial Intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain Financial Intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the NAV at the close of business on the next business day.

Your Choices	Important Information for You to Know

Regardless of the method the Fund uses to make payment of your redemption proceeds (check, wire or ACH), your redemption proceeds typically will be sent one to two business days after your request is submitted, but in any event, within seven days.

Certain Financial Intermediaries may charge a fee to process a redemption of shares.

The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming

Redeem by Telephone: You may redeem Investor Shares held directly with BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrator and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find alternative redemption methods below.

Redeem by VRU: Investor Shares may also be redeemed by use of the Fund’s automated VRU service. Payment for Investor Shares redeemed by the VRU service may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for

Your Choices	Important Information for You to Know

non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

Payment of Redemption Proceeds

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within three business days following receipt of a properly completed request, but in any event within seven days. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

The Fund reserves the right to reinvest any dividend or distribution amounts (e.g., income dividends or capital gains) which you have elected to receive by check should your check be returned as undeliverable or remain uncashed for more than 6 months. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV next calculated, on the day of the investment. When reinvested, those amounts are subject to the risk of loss like any fund investment. If you elect to receive distributions in cash and a check remains undeliverable or uncashed for more than 6 months, your cash election may also be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally made in Federal

Your Choices	Important Information for You to Know

funds wired to the redeeming shareholder on the next business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Fund.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4:00 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

***

If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

	Your Choices	Important Information for You to Know
Redemption Proceeds

Under normal circumstances, the Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit it has entered into with a group of lenders, (ii) borrowing from another BlackRock Fund pursuant to an interfund lending program, to the extent permitted by the Fund’s investment policies and restrictions as set forth in the SAI, and/or (iii) transferring portfolio securities in-kind to you. The SAI includes more information about the Fund’s line of credit and interfund lending program, to the extent applicable.

If the Fund pays redemption proceeds by transferring portfolio securities in-kind to you, you may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of redemption.

How to Exchange Shares or Transfer Your Account
	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one BlackRock Fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A, Investor C or Institutional Shares of the Fund are generally exchangeable for shares of the same class of another BlackRock Fund, to the extent such shares are offered by your Financial Intermediary.

You can exchange $1,000 or more of Investor A or Investor C Shares from one fund into the same class of another fund which offers that same class of shares (you can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of the Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at Financial Intermediaries that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors.

Some of the BlackRock Funds impose a different initial or deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

	Your Choices	Important Information for You to Know

To exercise the exchange privilege, you may contact your Financial Intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your new account application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For U.S. federal income tax purposes, a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other Financial Intermediary before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating Financial Intermediary

You may transfer your shares of the Fund only to another Financial Intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Transfer to a non-participating Financial Intermediary

You must either:

•  Transfer your shares to an account with the Fund; or

•  Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your Financial Intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account with respect to the Acquiring Funds, which account services and privileges will be the same for each Combined Fund effective upon the closing of the Reorganizations. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com for additional information as well as forms and applications. Otherwise, please contact your Financial Intermediary for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account.	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the AIP application. The minimum investment amount for an automatic investment is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to a special payee. Please call (800) 441-7762 for details. If investing in another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor Shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your Financial Intermediary if your account is held elsewhere.)

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or Internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange Plan	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required, and investments in any additional funds must meet minimum initial investment requirements.

Systematic Withdrawal Plan	This feature can be used by investors who want to receive regular distributions from their accounts.

To start an SWP, a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours’ notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your Financial Intermediary for details.

Reinstatement Privilege		If you redeem Investor A or Institutional Shares and buy new Investor A Shares of the same or another BlackRock Fund (equal to all or a portion of the redemption amount) within 90 days of such redemption, you will not pay a sales charge on the new purchase amount. This right may be exercised within 90 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the Financial Intermediary of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds’ Rights

Each Acquiring Fund may:

•	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

•

Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Acquiring Fund has collected payment for the purchase of shares;

•	Redeem shares for property other than cash as may be permitted under the Investment Company Act; and

•	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Acquiring Fund position you hold within your account (the “Fund Minimum”), and may redeem the shares in your account if the net asset value of those shares in your account falls below $500 for any reason, including market fluctuation.

You will be notified that the value of your account is less than the Fund Minimum before an Acquiring Fund makes any involuntary redemption. This notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $500 before an Acquiring Fund makes an involuntary redemption. This involuntary redemption will not charge any deferred sales charge, and may not apply to accounts of certain employer-sponsored retirement plans (not including IRAs), qualified state tuition plan (529 Plan) accounts, and select fee-based programs at your Financial Intermediary.

The above rights will be the same for each Combined Fund effective upon the closing of the Reorganizations.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or by Financial Intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, if you choose to leave the fee-based program, you may have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you may pay any applicable sales charges or redemption fee. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Generally, upon termination of a fee-based program, the shares may be liquidated, or the shares can be held in an account. In certain instances, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program may be eligible to purchase additional shares of the respective share class of an Acquiring Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares. Please speak to your Financial Intermediary for more information.

Certain Financial Intermediaries may, in connection with a change in account type (for example, due to leaving a fee-based program or upon termination of the fee-based program) or otherwise in accordance with the Financial Intermediary’s policies and procedures, exchange the share class held in the program for another share class of the same fund, provided that the exchanged shares are not subject to a sales charge and the shareholder meets the eligibility requirements of the new share class. Please speak to your Financial Intermediary for information about specific policies and procedures applicable to your account.

Details about the features of each fee-based program and the relevant charges, terms and conditions are included in the client agreement for each fee-based program and are available from your Financial Intermediary. Please speak to your Financial Intermediary for more information.

The above will be applicable to each Combined Fund effective upon the closing of the Reorganizations.

Valuation of Shares

Each Target Fund’s valuation policy is identical to the corresponding Acquiring Fund’s valuation policy with respect to Investor A Shares, Investor C Shares and Institutional Shares. Effective upon the closing of the Reorganizations, each Acquiring Fund’s valuation policy described below will be continued by the corresponding Combined Fund.

When you buy Acquiring Fund Shares, you pay the NAV, plus any applicable sales charge. This is the offering price. Investor A Shares of the Acquiring Funds are subject to a maximum front-end sales charge of 5.25% as a percentage of offering price. Investor C and Institutional Shares of the Acquiring Funds do not charge a front-end sales charge. Shares are also redeemed at their NAV, minus any applicable deferred sales charge or redemption fee. Each Acquiring Fund calculates the NAV of each class of its shares each day the NYSE is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The NAV used in determining your share price is the next one calculated after your purchase or redemption order is received.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses. Investor A Shares will have a higher net asset value than Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor C Shares because Investor A and Institutional Shares have lower expenses.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Each Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with valuation procedures approved by the applicable Acquiring Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but each Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by each Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, each Acquiring Fund’s NAV may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares.

Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, each Acquiring Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the applicable Acquiring Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing an Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of an Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of an Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining an Acquiring Fund’s NAV.

Each Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. An Acquiring Fund will be deemed to receive an order when accepted by the Financial Intermediary or designee and the order will receive the NAV next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or related Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

D isclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see such Fund’s Statement of Additional Information.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. Effective upon the closing of the Reorganizations, the Acquiring Funds’ market timing trading policies and procedures described below will be continued by the Combined Funds.

Each Acquiring Board has determined that the interests of long-term shareholders and the applicable Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of an Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of an Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause an Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce an Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. An Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

An Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund Shares that it determines may be detrimental to an Acquiring Fund or long-term shareholders. The Acquiring Boards have approved the policies discussed below to seek to deter market timing activity. The Acquiring Boards have not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund Shares because certain legitimate strategies will not result in harm to an Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a Financial Intermediary or other third party, or otherwise, an Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If an Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with an Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by an Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at Financial Intermediaries, however, include multiple investors and such accounts typically provide an Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by an Acquiring Fund. While the Acquiring Funds monitor for market timing activity, the Acquiring Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Funds. The Distributor has entered into agreements with respect to Financial Intermediaries that maintain omnibus accounts with the Acquiring Funds or Transfer Agent pursuant to which such Financial Intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a Financial Intermediary is determined by an Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such Financial Intermediary’s agreement with the Distributor, suspend such Financial Intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to an Acquiring Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A, Investor C and Institutional Shares of the International Acquiring Fund that are contained in the International Acquiring Fund’s prospectus have been derived from the financial statements audited by PricewaterhouseCoopers LLP. The financial highlights tables for the Investor A, Investor C and Institutional Shares of each of the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund that are contained in such Acquiring Fund’s prospectus have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the share classes of the Target Funds may be found in the Target Fund’s prospectus and annual report and semi-annual report, which are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

Financial Highlights (continued)

	BlackRock International Fund

	Investor A

	Six Months

	Ended

	04/30/19		Year Ended October 31,
(For a share outstanding throughout each period)	(unaudited)		2018	2017		2016		2015		2014

Net asset value, beginning of period	$14.84		$16.75	$13.71		$13.90		$14.68		$15.17

Net investment income(a)	0.05		0.23	0.17		0.16		0.11		0.14
Net realized and unrealized gain (loss)	1.27		(1.96)	3.05		(0.31)		(0.62)		(0.40)

Net increase (decrease) from investment operations	1.32		(1.73)	3.22		(0.15)		(0.51)		(0.26)

Distributions from net investment income(b)	(0.21)		(0.18)	(0.18)		(0.04)		(0.27)		(0.23)

Net asset value, end of period	$15.95		$14.84	$16.75		$13.71		$13.90		$14.68

Total Return(c)
Based on net asset value	9.13	%(d)	(10.48)%	23.77%		(1.10)%		(3.50)%		(1.70)%

Ratios to Average Net Assets
Total expenses(e)	1.33	%(f)	1.27%	1.45	%(g)(h)	1.64	%(g)(h)	1.59	%(g)(h)	1.57	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	1.14	%(f)	1.19%	1.37	%(g)(h)	1.38	%(g)(h)	1.38	%(g)(h)	1.38	%(g)(h)

Net investment income(e)	0.73	%(f)	1.38%	1.15	%(g)(h)	1.21	%(g)(h)	0.76	%(g)(h)	0.92	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$310,674		$285,527	$336,934		$307,992		$285,442		$285,565

Portfolio turnover rate	59%		102%	101	%(i)	84	%(j)	112	%(j)	128	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	04/30/19	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

Financial Highlights (continued)

	BlackRock International Fund

	Investor C

	Six Months

	Ended

	04/30/19		Year Ended October 31,
(For a share outstanding throughout each period)	(unaudited)		2018	2017		2016		2015		2014

Net asset value, beginning of period	$13.77		$15.52	$12.67		$12.94		$13.68		$14.15

Net investment income (loss)(a)	(0.00	)(b)	0.09	0.04		0.02		(0.03)		(0.01)
Net realized and unrealized gain (loss)	1.20		(1.84)	2.83		(0.29)		(0.58)		(0.36)

Net increase (decrease) from investment operations	1.20		(1.75)	2.87		(0.27)		(0.61)		(0.37)

Distributions from net investment income(c)	(0.08)		—	(0.02)		—		(0.13)		(0.10)

Net asset value, end of period	$14.89		$13.77	$15.52		$12.67		$12.94		$13.68

Total Return(d)
Based on net asset value	8.76	%(e)	(11.28)%	22.69%		(2.09)%		(4.49)%		(2.62)%

Ratios to Average Net Assets
Total expenses(f)	2.24	%(g)	2.15%	2.35	%(h)(i)	2.54	%(h)(i)	2.45	%(h)(i)	2.43	%(h)(i)

Total expenses after fees waived and/or reimbursed(f)	1.89	%(g)	2.00%	2.31	%(h)(i)	2.42	%(h)(i)	2.37	%(h)(i)	2.35	%(h)(i)

Net investment income (loss)(f)	(0.05	)%(g)	0.54%	0.26	%(h)(i)	0.19	%(h)(i)	(0.24	)%(h)(i)	(0.05	)%(h)(i)

Supplemental Data
Net assets, end of period (000)	$45,009		$50,344	$72,478		$110,527		$136,136		$148,042

Portfolio turnover rate	59%		102%	101	%(j)	84	%(k)	112	%(k)	128	%(k)

(a)	Based on average shares outstanding.
(b)	Amount is less than $(0.01) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	04/30/19	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

(g)	Annualized.
(h)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(i)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(j)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(k)	Portfolio turnover rate of the Portfolio.

Financial Highlights (continued)

	BlackRock International Fund

	Institutional

	Six Months

	Ended

	04/30/19		Year Ended October 31,
(For a share outstanding throughout each period)	(unaudited)		2018	2017		2016		2015		2014

Net asset value, beginning of period	$15.18		$17.17	$14.03		$14.23		$15.03		$15.51

Net investment income(a)	0.07		0.29	0.24		0.22		0.16		0.21
Net realized and unrealized gain (loss)	1.30		(2.03)	3.12		(0.33)		(0.64)		(0.41)

Net increase (decrease) from investment operations	1.37		(1.74)	3.36		(0.11)		(0.48)		(0.20)

Distributions from net investment income(b)	(0.25)		(0.25)	(0.22)		(0.09)		(0.32)		(0.28)

Net asset value, end of period	$16.30		$15.18	$17.17		$14.03		$14.23		$15.03

Total Return(c)
Based on net asset value	9.28	%(d)	(10.33)%	24.36%		(0.76)%		(3.17)%		(1.26)%

Ratios to Average Net Assets
Total expenses(e)	1.00	%(f)	0.95%	1.10	%(g)(h)	1.26	%(g)(h)	1.25	%(g)(h)	1.23	%(g)(h)

Total expenses after fees waived and/or reimbursed(e)	0.89	%(f)	0.91%	1.00	%(g)(h)	1.00	%(g)(h)	1.00	%(g)(h)	1.00	%(g)(h)

Net investment income(e)	0.97	%(f)	1.68%	1.53	%(g)(h)	1.60	%(g)(h)	1.11	%(g)(h)	1.39	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$186,317		$178,081	$166,510		$114,863		$130,327		$194,685

Portfolio turnover rate	59%		102%	101	%(i)	84	%(j)	112	%(j)	128	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	04/30/19	Year Ended October 31,
	(unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A	N/A

(f)	Annualized.
(g)	Includes the Fund’s share of the allocated net expenses and/or net investment income of BlackRock Master International Portfolio (the “Portfolio”), an affiliate of the Fund.
(h)	Includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.
(i)	Prior to February 27, 2017, the Fund invested all of its assets in the Portfolio. Portfolio turnover rate includes transactions from the Portfolio prior to February 27, 2017.
(j)	Portfolio turnover rate of the Portfolio.

Financial Highlights (continued)

	BlackRock Capital Appreciation Fund, Inc.

	Investor A

	Six Months

	Ended

	03/31/19		Year Ended September 30,
(For a share outstanding throughout each period)	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$31.25		$27.16		$23.63		$23.66	$28.08	$28.31

Net investment loss(a)	(0.05)		(0.08	)(b)	(0.06	)(c)	(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss)	(0.72)		7.41		4.47		2.65	1.26	4.06

Net increase (decrease) from investment operations	(0.77)		7.33		4.41		2.55	1.15	3.97

Distributions from net realized gain(d)	(3.32)		(3.24)		(0.88)		(2.58)	(5.57)	(4.20)

Net asset value, end of period	$27.16		$31.25		$27.16		$23.63	$23.66	$28.08

Total Return(e)
Based on net asset value	(1.53	)%(f)	29.85%		19.57%		11.04%	4.35%	15.29%

Ratios to Average Net Assets
Total expenses	1.02	%(g)	1.04%		1.08%		1.08%	1.07%	1.07%

Total expenses after fees waived and/or reimbursed	1.02	%(g)	1.04%		1.08%		1.08%	1.06%	1.07%

Net investment loss	(0.39	)%(g)	(0.28	)%(b)	(0.23	)%(c)	(0.42)%	(0.44)%	(0.33)%

Supplemental Data
Net assets, end of period (000)	$1,692,202		$1,751,581		$1,597,563		$1,521,267	$1,532,090	$1,729,475

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

Financial Highlights (continued)

	BlackRock Capital Appreciation Fund, Inc.

	Investor C

	Six Months

	Ended

	03/31/19		Year Ended September 30,
(For a share outstanding throughout each period)	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$23.29		$20.88		$18.52		$19.19	$23.81	$24.64

Net investment loss(a)	(0.11)		(0.23	)(b)	(0.20	)(c)	(0.22)	(0.26)	(0.26)
Net realized and unrealized gain (loss)	(0.60)		5.56		3.44		2.13	1.06	3.49

Net increase (decrease) from investment operations	(0.71)		5.33		3.24		1.91	0.80	3.23

Distributions from net realized gain(d)	(3.28)		(2.92)		(0.88)		(2.58)	(5.42)	(4.06)

Net asset value, end of period	$19.30		$23.29		$20.88		$18.52	$19.19	$23.81

Total Return(e)
Based on net asset value	(1.88	)%(f)	28.77%		18.61%		10.19%	3.47%	14.39%

Ratios to Average Net Assets
Total expenses	1.81	%(g)	1.84%		1.89%		1.89%	1.86%	1.86%

Total expenses after fees waived and/or reimbursed	1.81	%(g)	1.84%		1.89%		1.89%	1.86%	1.86%

Net investment loss	(1.20	)%(g)	(1.09	)%(b)	(1.06	)%(c)	(1.23)%	(1.23)%	(1.12)%

Supplemental Data
Net assets, end of period (000)	$201,566		$276,097		$286,460		$515,154	$573,035	$634,176

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(c)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

Financial Highlights (continued)

	BlackRock Capital Appreciation Fund, Inc.

	Institutional

	Six Months

	Ended

	03/31/19		Year Ended September 30,
(For a share outstanding throughout each period)	(unaudited)		2018		2017		2016	2015	2014

Net asset value, beginning of period	$33.72		$29.08		$25.17		$24.97	$29.34	$29.39

Net investment income (loss)(a)	(0.02)		0.00	(b)(c)	0.01	(d)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.74)		7.97		4.78		2.81	1.31	4.23

Net increase (decrease) from investment operations	(0.76)		7.97		4.79		2.78	1.27	4.21

Distributions from net realized gain(e)	(3.38)		(3.33)		(0.88)		(2.58)	(5.64)	(4.26)

Net asset value, end of period	$29.58		$33.72		$29.08		$25.17	$24.97	$29.34

Total Return(f)
Based on net asset value	(1.37	)%(g)	30.19%		19.89%		11.41%	4.61%	15.60%

Ratios to Average Net Assets
Total expenses	0.75	%(h)	0.76%		0.81%		0.77%	0.79%	0.79%

Total expenses after fees waived and/or reimbursed	0.75	%(h)	0.76%		0.81%		0.77%	0.79%	0.79%

Net investment income (loss)	(0.12	)%(h)	0.01	%(c)	0.05	%(d)	(0.11)%	(0.16)%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$554,207		$600,032		$508,965		$524,492	$638,860	$878,301

Portfolio turnover rate	30%		42%		62%		78%	77%	100%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.21%, respectively, resulting from a special dividend.
(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a special dividend.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.

Financial Highlights (continued)

	BlackRock Equity Dividend Fund

	Investor A

	Six Months

	Ended

(For a share outstanding throughout each period)	01/31/19		Year Ended July 31,
	(unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.46		$22.13		$22.28		$24.88		$24.65	$22.59

Net investment income(a)	0.19		0.37		0.38		0.39		0.40	0.42
Net realized and unrealized gain (loss)	(1.31)		2.26		3.20		0.79		1.33	2.09

Net increase (decrease) from investment operations	(1.12)		2.63		3.58		1.18		1.73	2.51

Distributions(b)
From net investment income	(0.21)		(0.33)		(0.38)		(0.39)		(0.40)	(0.43)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.40)		(1.30)		(3.73)		(3.78)		(1.50)	(0.45)

Net asset value, end of period	$19.94		$23.46		$22.13		$22.28		$24.88	$24.65

Total Return(c)
Based on net asset value	(4.83	)%(d)	12.18%		16.82%		6.07%		7.25%	11.19%

Ratios to Average Net Assets
Total expenses	0.97	%(e)(f)	0.97	%(f)	0.97	%(f)	0.96	%(f)	0.97%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(e)(f)	0.96	%(f)	0.96	%(f)	0.93	%(f)	0.96%	0.95%

Net investment income	1.76	%(e)	1.61%		1.66%		1.76%		1.61%	1.75%

Supplemental Data
Net assets, end of period (000)	$4,409,939		$4,999,366		$5,435,461		$5,951,054		$7,226,833	$10,115,394

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

Financial Highlights (continued)

	BlackRock Equity Dividend Fund

	Investor C

	Six Months

	Ended

(For a share outstanding throughout each period)	01/31/19		Year Ended July 31,
	(unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$22.62		$21.37		$21.62		$24.27		$24.08	$22.08

Net investment income(a)	0.11		0.20		0.21		0.22		0.22	0.24
Net realized and unrealized gain (loss)	(1.27)		2.19		3.10		0.76		1.31	2.05

Net increase (decrease) from investment operations	(1.16)		2.39		3.31		0.98		1.53	2.29

Distributions(b)
From net investment income	(0.13)		(0.17)		(0.21)		(0.24)		(0.24)	(0.27)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.32)		(1.14)		(3.56)		(3.63)		(1.34)	(0.29)

Net asset value, end of period	$19.14		$22.62		$21.37		$21.62		$24.27	$24.08

Total Return(c)
Based on net asset value	(5.20	)%(d)	11.44%		15.99%		5.24%		6.51%	10.43%

Ratios to Average Net Assets
Total expenses	1.68	%(e)(f)	1.67	%(f)	1.69	%(f)	1.69	%(f)	1.67%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.67	%(e)(f)	1.67	%(f)	1.69	%(f)	1.67	%(f)	1.66%	1.67%

Net investment income	1.05	%(e)	0.90%		0.94%		1.02%		0.88%	1.02%

Supplemental Data
Net assets, end of period (000)	$1,714,040		$2,225,355		$2,538,471		$3,043,757		$3,361,651	$3,476,705

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

Financial Highlights (concluded)

	BlackRock Equity Dividend Fund

	Institutional

	Six Months

	Ended

(For a share outstanding throughout each period)	01/31/19		Year Ended July 31,
	(unaudited)		2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.53		$22.19		$22.33		$24.94		$24.71	$22.64

Net investment income(a)	0.22		0.42		0.43		0.44		0.47	0.48
Net realized and unrealized gain (loss)	(1.32)		2.28		3.22		0.79		1.34	2.10

Net increase (decrease) from investment operations	(1.10)		2.70		3.65		1.23		1.81	2.58

Distributions(b)
From net investment income	(0.24)		(0.39)		(0.44)		(0.45)		(0.48)	(0.49)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.43)		(1.36)		(3.79)		(3.84)		(1.58)	(0.51)

Net asset value, end of period	$20.00		$23.53		$22.19		$22.33		$24.94	$24.71

Total Return(c)
Based on net asset value	(4.73	)%(d)	12.47%		17.13%		6.29%		7.55%	11.49%

Ratios to Average Net Assets
Total expenses	0.70	%(e)(f)	0.72	%(f)	0.72	%(f)	0.71	%(f)	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(e)(f)	0.72	%(f)	0.71	%(f)	0.69	%(f)	0.69%	0.70%

Net investment income	2.03	%(e)	1.86%		1.89%		2.00%		1.86%	2.00%

Supplemental Data
Net assets, end of period (000)	$9,825,982		$11,120,924		$12,305,546		$11,620,763		$13,242,101	$14,595,350

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months

	Ended

	01/31/19	Year Ended July 31,
	(unaudited)	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

INFORMATION ABOUT THE REORGANIZATIONS

The following summary of each Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under each Reorganization Agreement, each Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares will be distributed to the Target Fund shareholders. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the applicable Target Fund and the corresponding Acquiring Fund. In addition, prior to the Reorganizations, each Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

Each Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of such Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to a Target Fund’s shareholders will be accomplished by opening new accounts on the books of the applicable Acquiring Fund in the names of such Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of an Acquiring Fund will represent the pro rata number of shares that the corresponding Target Fund is to receive under the terms of the applicable Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of a Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of such Target Fund. Thereafter, each Target Fund will be abolished as a series of the Target Corporation under Maryland state law.

As a result of the Reorganizations, each Target Fund shareholder will own the same class of shares of the Acquiring Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following International Target Fund Shares	You will receive the following International Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The International Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Capital Appreciation Target Fund Shares	You will receive the following Capital Appreciation Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

If you own the following Equity Dividend Target Fund Shares	You will receive the following Equity Dividend Acquiring Fund Shares
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional

The Equity Dividend Acquiring Fund also offers Investor C1 Shares, Class R Shares, Service Shares and Class K Shares. No shares from these share classes will be issued in the Reorganization.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the corresponding Acquiring Fund in a Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with a Reorganization Agreement, the obligations of each Acquiring Fund and each Target Fund, respectively, are conditioned upon, among other things:

•	the approval of each Reorganization Agreement, which provides for each Reorganization, by each Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by each Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of each Reorganization for U.S. federal income tax purposes.

Each Reorganization Agreement may be terminated or amended by the mutual consent of the applicable Funds.

Each Board, including all of the Independent Board Members, believe the applicable Reorganization is in the best interests of the applicable Fund (as described more fully in “Reasons for the Reorganizations” below) and that the interests of existing shareholders of such Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganizations

The factors considered by the Board with regard to the applicable Reorganization include, but are not limited to, the following:

•	the shareholders of each Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

•

the investment objectives, principal investment strategies and risks of each Target Fund and its corresponding Acquiring Fund are the same, substantially similar or similar, although there are some differences. Each Board considered the principal differences in the investment strategies and risks between the Target Fund and its corresponding Acquiring Fund. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies;”

•

assuming the applicable Reorganization had occurred on (a) April 30, 2019 with respect to the International Combined Fund, (b) March 31, 2019 with respect to the Capital Appreciation Combined Fund and (c) January 31, 2019 with respect to the Equity Dividend Combined Fund, each Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the applicable Reorganization that are estimated to be lower than those of each of the corresponding share classes of the applicable Target Fund prior to such Reorganization, as set forth in the table below, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through the dates indicated in the table below, in each case as of April 30, 2019, March 31, 2019 and January 31, 2019, as applicable;

Combined Fund Name	Combined Fund Net Annual Fund Operating Expenses Estimated to be the Same/Lower than the Target Fund	Expiration Date of Contractual Fee and Expense Waivers/Reimbursements
International Combined Fund	Lower	February 28, 2021[1,2]
Capital Appreciation Combined Fund	Lower	January 31, 20211/ January 31, 2029[2]
Equity Dividend Combined Fund	Lower	November 30, 2020[1]

[1]

For waiver of the management fee with respect to any portion of the Combined Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee.

[2]

For waiver and/or reimbursement of fees and expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements as a percentage of average daily net assets (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for certain share classes.

•

that, based on a pro-forma peer expense group for each Combined Fund provided by Broadridge Financial Solutions, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the second quartile;

•

each Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base;

•	the contractual and effective management fee rates for each Combined Fund are expected to be lower than the contractual and effective management fee rates for its corresponding Target Fund;

•

the net annual fund operating expenses for the share classes of each Combined Fund to be issued in each Reorganization are expected to be equal to or lower than those of the corresponding share classes of the applicable Acquiring Fund and lower than those of the corresponding share classes of the applicable Target Fund prior to each Reorganization;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage each Target Fund are expected to manage the corresponding Combined Fund following the closing of each Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of each Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of each Target Fund will receive shares of its corresponding Acquiring Fund, as indicated above in “Information about the Reorganizations—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganizations, because each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganizations, each Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts;

•

the aggregate NAV of the shares of each Acquiring Fund that shareholders of its corresponding Target Fund will receive in the Reorganizations is expected to equal the aggregate NAV of the shares that shareholders of such Target Fund own immediately prior to the Reorganizations, and that the interests of the shareholders of such Target Fund will not be diluted as a result of the Reorganizations; and

•

BlackRock or its affiliates will pay, directly or through waivers, each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees), which are estimated to be approximately $20,000 for the International Acquiring Fund, $20,000 for the Capital Appreciation Acquiring Fund and $20,000 for the Equity Dividend Acquiring Fund. Each Target Fund’s portion of the costs associated with the applicable Reorganization is estimated to be approximately $150,000 for the International Target Fund, $150,000 for the Capital Appreciation Target Fund and $150,000 for the Equity Dividend Target Fund (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with each Target Fund will be borne directly by the applicable Target Fund because it will benefit from the applicable Reorganization. The total estimated expenses of the Reorganizations are approximately $170,000 for the reorganization of the International Target Fund into the International Acquiring Fund, $170,000 for the reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund, and $170,000 for the reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock, either directly or through waivers (with respect to the Acquiring Funds), or by the Target Funds directly, as applicable, regardless of whether the Reorganizations are consummated.

For these and other reasons, each Board, including all of the Independent Board Members, approved the applicable Reorganization Agreement. Each Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the applicable Reorganization are not materially different from those presented to the Board at the Approval Meeting, the applicable Reorganization is in the best interests of such Fund and that the interests of such Fund’s shareholders will not be diluted as a result of the applicable Reorganization. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, no Board identified any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the applicable Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of each Reorganization that each of: (i) the International Acquiring Corporation, on behalf of the International Acquiring Fund; (ii) the Capital Appreciation Acquiring Fund; (iii) the Equity Dividend Acquiring Fund; and (iv) the Target Corporation, on behalf of each Target Fund, will receive an opinion from Sidley Austin LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of the substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund shareholders and (ii) the mandatory redemption of all of the outstanding shares of the Target Fund followed by the termination, dissolution and complete liquidation of the Target Fund, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

•

The holding period of Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

The holding period of the assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

For each Reorganization, the opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. For each Reorganization, in rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. For each Reorganization, the Acquiring Fund and the Target Fund agreed in the Reorganization Agreement to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund. For each Reorganization, the opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Each Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, each Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by a Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryforwards will be forfeited as a result of the Reorganizations.

Shareholders of a Target Fund may redeem their shares at any time prior to the closing of the Reorganizations. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganizations

BlackRock or its affiliates will pay, directly or through waivers, each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees), which are estimated to be approximately $20,000 for the International Acquiring Fund, $20,000 for the Capital Appreciation Acquiring Fund and $20,000 for the Equity Dividend Acquiring Fund. Each Target Fund’s portion of the costs associated with the applicable Reorganization is estimated to be approximately $150,000 for the International Target Fund, $150,000 for the Capital Appreciation Target Fund and $150,000 for the Equity Dividend Target Fund (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with each Target Fund will be borne directly by the applicable Target Fund because it will benefit from the applicable Reorganization. The total estimated expenses of the Reorganizations are approximately $170,000 for the reorganization of the International Target Fund into the International Acquiring Fund, $170,000 for the reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund, and $170,000 for the reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock, either directly or through waivers (with respect to the Acquiring Funds), or by the Target Funds directly, as applicable, regardless of whether the Reorganizations are consummated.

The expenses of each Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of each Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganizations, each Acquiring Fund will establish a position for the corresponding Target Fund shareholder on the books of such Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of an Acquiring Fund will be issued in connection with a Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of each Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Massachusetts law concerning the issuance of shares of the Equity Dividend Acquiring Fund will be passed on by Morgan, Lewis & Bockius LLP, which serves as Massachusetts counsel to the Acquiring Fund. Certain legal matters of Maryland law concerning the issuance of shares of the International Acquiring Fund and the Capital Appreciation Acquiring Fund will be passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to each such Acquiring Fund.

OTHER INFORMATION

Capitalization

The following tables set forth: (i) as of January 31, 2019, March 31, 2019 or April 30, 2019, as applicable, the unaudited capitalization of Investor A, Investor C and Institutional Shares of the Target Funds; (ii) as of January 31, 2019, March 31, 2019 or April 30, 2019, as applicable, the unaudited capitalization of Investor A, Investor C, Institutional, Investor C1, Class R, Service and Class K Shares, as applicable, of the Acquiring Funds; and (iii) as of January 31, 2019, March 31, 2019 or April 30, 2019, as applicable, the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional, Investor C1, Class R, Service and Class K Shares, as applicable, of the Combined Funds assuming the Reorganizations have been completed. The capitalizations are likely to be different when the Reorganizations are scheduled to be completed as a result of daily share purchase and redemption activity.

International Target Fund and International Acquiring Fund:

	Investor A Shares
	International Target Fund Investor A Shares (as of April 30, 2019)	International Acquiring Fund Investor A Shares (as of April 30, 2019)	Pro Forma Adjustments to International Acquiring Fund Investor A Shares[1]	International Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$44,737,065	$310,673,627	$(151,711)	$355,258,981
Shares Outstanding	3,537,024	19,481,575	(741,187)	22,277,412
NAV per Share	$12.65	$15.95		$15.95

	Investor C Shares
	International Target Fund Investor C Shares (as of April 30, 2019)	International Acquiring Fund Investor C Shares (as of April 30, 2019)	Pro Forma Adjustments to International Acquiring Fund Investor C Shares[1]	International Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$15,869,389	$45,009,353	$(53,816)	$60,824,926
Shares Outstanding	1,261,238	3,023,115	(198,964)	4,085,389
NAV per Share	$12.58	$14.89		$14.89

	Institutional Shares
	International Target Fund Institutional Shares (as of April 30, 2019)	International Acquiring Fund Institutional Shares (as of April 30, 2019)	Pro Forma Adjustments to International Acquiring Fund Institutional Shares[1]	International Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$3,141,347	$186,317,071	$(10,652)	$189,447,766
Shares Outstanding	247,068	11,428,572	(55,033)	11,620,607
NAV per Share	$12.71	$16.30		$16.30

	Class R Shares[3]
	International Acquiring Fund Class R Shares (as of April 30, 2019)	Pro Forma Adjustments to International Acquiring Fund Class R Shares	International Combined Fund Pro Forma Class R Shares
Net Assets	$13,853,784	$—	$13,853,784
Shares Outstanding	867,237	—	867,237
NAV per Share	$15.97		$15.97

	Class K Shares[4]
	International Acquiring Fund Class K Shares (as of April 30, 2019)	Pro Forma Adjustments to International Acquiring Fund Class K Shares	International Combined Fund Pro Forma Class K Shares
Net Assets	$10,094,812	$—	$10,094,812
Shares Outstanding	619,216	—	619,216
NAV per Share	$16.30		$16.30

[1]	Adjusted for estimated Reorganization expenses of $151,417 and an estimated income distribution of $64,762.
[2]	Assumes the Reorganization had taken place on April 30, 2019.
[3]	The Target Fund does not have Class R Shares. Class R Shares will not be issued in the Reorganization.
[4]	The Target Fund does not have Class K Shares. Class K Shares will not be issued in the Reorganization.

Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund:

	Investor A Shares
	Capital Appreciation Target Fund Investor A Shares (as of March 31, 2019)	Capital Appreciation Acquiring Fund Investor A Shares (as of March 31, 2019)	Pro Forma Adjustments to Capital Appreciation Acquiring Fund Investor A Shares[1]	Capital Appreciation Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$48,286,910	$1,692,201,638	$(1,029,349)	$1,739,459,199
Shares Outstanding	3,295,341	62,297,202	(1,555,589)	64,036,954
NAV per Share	$14.65	$27.16		$27.16

	Investor C Shares
	Capital Appreciation Target Fund Investor C Shares (as of March 31, 2019)	Capital Appreciation Acquiring Fund Investor C Shares (as of March 31, 2019)	Pro Forma Adjustments to Capital Appreciation Acquiring Fund Investor C Shares[1]	Capital Appreciation Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$17,702,180	$201,566,399	$(377,364)	$218,891,215
Shares Outstanding	1,409,087	10,444,713	(511,355)	11,342,445
NAV per Share	$12.56	$19.30		$19.30

	Institutional Shares
	Capital Appreciation Target Fund Institutional Shares (as of March 31, 2019)	Capital Appreciation Acquiring Fund Institutional Shares (as of March 31, 2019)	Pro Forma Adjustments to Capital Appreciation Acquiring Fund Institutional Shares[1]	Capital Appreciation Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$3,550,886	$554,206,710	$(75,696)	$557,681,900
Shares Outstanding	230,864	18,738,365	(113,364)	18,855,865
NAV per Share	$15.38	$29.58		$29.58

	Class R Shares[3]
	Capital Appreciation Acquiring Fund Class R Shares (as of March 31, 2019)	Pro Forma Adjustments to Capital Appreciation Acquiring Fund Class R Shares	Capital Appreciation Combined Fund Pro Forma Class R Shares
Net Assets	$66,424,748	$—	$66,424,748
Shares Outstanding	3,017,249	—	3,017,249
NAV per Share	$22.02		$22.02

	Class K Shares[4]
	Capital Appreciation Acquiring Fund Class K Shares (as of March 31, 2019)	Pro Forma Adjustments to Capital Appreciation Acquiring Fund Class K Shares	Capital Appreciation Combined Fund Pro Forma Class K Shares
Net Assets	$571,559,597	$—	$571,559,597
Shares Outstanding	19,211,720	—	19,211,720
NAV per Share	$29.75		$29.75

[1]	Adjusted for estimated Reorganization expenses of $154,417 and an estimated capital gains distribution of $1,327,991.
[2]	Assumes the Reorganization had taken place on March 31, 2019.
[3]	The Target Fund does not have Class R Shares. Class R Shares will not be issued in the Reorganization.
[4]	The Target Fund does not have Class K Shares. Class K Shares will not be issued in the Reorganization.

Equity Dividend Target Fund and Equity Dividend Acquiring Fund:

	Investor A Shares
	Equity Dividend Target Fund Investor A Shares (as of January 31, 2019)	Equity Dividend Acquiring Fund Investor A Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Investor A Shares[1]	Equity Dividend Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$41,816,304	$4,409,939,312	$(439,622)	$4,451,315,994
Shares Outstanding	3,647,197	221,209,576	(1,571,675)	223,285,098
NAV per Share	$11.47	$19.94		$19.94

	Investor C Shares
	Equity Dividend Target Fund Investor C Shares (as of January 31, 2019)	Equity Dividend Acquiring Fund Investor C Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Investor C Shares[1]	Equity Dividend Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$15,523,144	$1,714,040,069	$(163,198)	$1,729,400,015
Shares Outstanding	1,397,180	89,555,769	(594,648)	90,358,301
NAV per Share	$11.11	$19.14		$19.14

	Institutional Shares
	Equity Dividend Target Fund Institutional Shares (as of January 31, 2019)	Equity Dividend Acquiring Fund Institutional Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Institutional Shares[1]	Equity Dividend Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$3,135,951	$9,825,981,824	$(32,968)	$9,829,084,807
Shares Outstanding	269,586	491,319,152	(114,431)	491,474,307
NAV per Share	$11.63	$20.00		$20.00

	Investor C1 Shares[3]
	Equity Dividend Acquiring Fund Investor C1 Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Investor C1 Shares	Equity Dividend Combined Fund Pro Forma Investor C1 Shares
Net Assets	$675,829	$—	$675,829
Shares Outstanding	35,224	—	35,224
NAV per Share	$19.19		$19.19

	Class R Shares[4]
	Equity Dividend Acquiring Fund Class R Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Class R Shares	Equity Dividend Combined Fund Pro Forma Class R Shares
Net Assets	$638,772,422	$—	$638,772,422
Shares Outstanding	31,767,450	—	31,767,450
NAV per Share	$20.11		$20.11

	Service Shares[5]
	Equity Dividend Acquiring Fund Service Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Service Shares	Equity Dividend Combined Fund Pro Forma Service Shares
Net Assets	$114,189,328	$—	$114,189,328
Shares Outstanding	5,733,192	—	5,733,192
NAV per Share	$19.92		$19.92

	Class K Shares[6]
	Equity Dividend Acquiring Fund Class K Shares (as of January 31, 2019)	Pro Forma Adjustments to Equity Dividend Acquiring Fund Class K Shares	Equity Dividend Combined Fund Pro Forma Class K Shares
Net Assets	$2,082,249,088	$—	$2,082,249,088
Shares Outstanding	104,158,129	—	104,158,129
NAV per Share	$19.99		$19.99

[1]	Adjusted for estimated Reorganization expenses of $154,417, an estimated capital gains distribution of $479,190 and an estimated income distribution of $2,181.
[2]	Assumes the Reorganization had taken place on January 31, 2019.
[3]	The Target Fund does not have Investor C1 Shares. Investor C1 Shares will not be issued in the Reorganization.
[4]	The Target Fund does not have Class R Shares. Class R Shares will not be issued in the Reorganization.
[5]	The Target Fund does not have Service Shares. Service Shares will not be issued in the Reorganization.
[6]	The Target Fund does not have Class K Shares. Class K Shares will not be issued in the Reorganization.

Shareholder Information

As of July 1, 2019, the Directors and officers of the Target Corporation as a group owned less than 1% of the shares of each of the Target Funds. As of July 9, 2019, no person was known by the Target Funds to own beneficially or of record 5% or more of any class of shares of each of the Target Funds, except as follows:

International Target Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Institutional Shares

Capital Appreciation Target Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Institutional Shares

Equity Dividend Target Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	100%	Institutional Shares

As of July 1, 2019, the Trustees or Directors, as applicable, and officers of each Acquiring Fund or the International Acquiring Corporation, on behalf of the International Acquiring Fund, as a group owned less than 1% of the shares of each of the Acquiring Funds. As of July 9, 2019, no person was known by the Acquiring Funds to own beneficially or of record 5% or more of any class of shares of each of the Acquiring Funds, except as follows:

International Acquiring Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	82.82%	Investor A Shares

Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	6.57%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	89.45%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	39.99%	Institutional Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	22.99%	Institutional Shares

Name	Address	%	Class
National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.14%	Institutional Shares

Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	8.29%	Institutional Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	84.83%	Class R Shares

Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	98.65%	Class K Shares

Capital Appreciation Acquiring Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	61.90%	Investor A Shares

Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	5.31%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	68.82%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	52.16%	Institutional Shares

American Enterprise Investment Services	707 2nd Avenue S Minneapolis, MN 55402-2405	18.82%	Institutional Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.01%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.26%	Institutional Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	52.38%	Class R Shares

Hartford Life Insurance Company	P.O. Box 2999 Hartford, CT 06104-2999	16.87%	Class R Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	10.82%	Class R Shares

BlackRock Advisors, LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	25.71%	Class K Shares

BlackRock Advisors, LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	11.00%	Class K Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	8.91%	Class K Shares

BlackRock Advisors, LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	5.47%	Class K Shares

BlackRock Advisors, LLC	100 Bellevue Parkway Wilmington, DE 19809-3716	5.16%	Class K Shares

Wells Fargo Bank, N.A.	P.O. Box 1533 Minneapolis, MN 55480	5.11%	Class K Shares

Equity Dividend Acquiring Fund:

Name	Address	%	Class
Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33.96%	Investor A Shares

Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	9.49%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.00%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	33.54%	Investor C Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza New York, NY 10004-1901	16.38%	Investor C Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	7.00%	Investor C Shares

UBS WM USA	1000 Harbor Boulevard Weehawken, NJ 07086	6.87%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.33%	Investor C Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	5.33%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	28.98%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	15.75%	Institutional Shares

Morgan Stanley Smith Barney LLC	1 New York Plaza New York, NY 10004-1901	13.10%	Institutional Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	60.53%	Investor C1 Shares

UBS WM USA	1000 Harbor Boulevard Weehawken, NJ 07086	16.04%	Investor C1 Shares

Wells Fargo Clearing Services	2801 Market Street St. Louis, MO 63103	15.89%	Investor C1 Shares

Voya Institutional Trust Company	1 Orange Way Windsor, CT 06095-4774	20.94%	Class R Shares

Voya Retirement Insurance and Annuity Company	1 Orange Way Windsor, CT 06095-4774	17.43%	Class R Shares

Hartford Life Insurance Company	P.O. Box 2999 Hartford, CT 06104-2999	15.06%	Class R Shares

State Street Bank and Trust	1 Lincoln Street-2901 Boston, MA 02111	11.27%	Class R Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.65%	Class R Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	6.95%	Class R Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	49.30%	Service Shares

Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	8.02%	Service Shares

Name	Address	%	Class
Reliance Trust Company	P.O. Box 28004 Atlanta, GA 30358	6.44%	Service Shares

MassMutual Life Insurance Company	1295 State Street MIP C105 Springfield, MA 01111-0001	6.22%	Service Shares

Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	64.86%	Class K Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	7.32%	Class K Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.70%	Class K Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Corporation is a Maryland corporation incorporated on March 31, 2005. It has an authorized capital of 1,600,000,000 shares of common stock, par value $0.10 per share, divided into three series, which are the Target Funds. Effective September 24, 2012, the Van Kampen Value Fund changed its name to the Invesco Value FDP Fund. Effective January 30, 2016, the Invesco Value FDP Fund changed its name to the FDP BlackRock Invesco Value Fund, the Marsico Growth FDP Fund changed its name to the FDP BlackRock Janus Growth Fund, and the MFS Research International FDP Fund changed its name to the FDP BlackRock MFS Research International Fund. Effective November 28, 2017, the FDP BlackRock MFS Research International Fund changed its name to the FDP BlackRock International Fund; the FDP BlackRock Janus Growth Fund changed its name to the FDP BlackRock Capital Appreciation Fund; and the FDP BlackRock Invesco Value Fund changed its name to the FDP BlackRock Equity Dividend Fund. Each of the Target Funds is divided into three classes: Investor A, Investor C and Institutional Common Stock. Each of the Target Funds consists of 300,000,000 shares, and each class of shares of each Target Fund consists of 100,000,000 shares. The remaining 700,000,000 shares of the Target Corporation are not designated or classified as to any class or series. Shares of each class of a Target Fund represent an interest in the same assets of that particular Target Fund (subject to the liabilities of that Target Fund) and are identical in all respects except that the Investor A, Investor C and Institutional Common Stock bear certain expenses related to the shareholder servicing and/or distribution of such shares and certain other expenses that should be properly allocated to the shares of a particular class or series, have exclusive voting rights with respect to matters relating to the expenses being borne by such class or series, and may have different exchange and conversion rights as the Target Board may determine in accordance with the 1940 Act. The Target Board may classify and reclassify the authorized but unissued shares of the Target Funds into additional classes and/or series of common stock at a future date. Prior to September 29, 2006, Investor A and Investor C Common Stock of each of the Target Funds were designated Class A and Class C Common Stock and Institutional Common Stock of each of the Target Funds was designated Class I Common Stock. The shares of Investor B Common Stock of each of the Target Funds were reclassified as authorized but unissued shares of common stock of the Target Corporation on November 29, 2018.

The International Acquiring Corporation is a Maryland corporation incorporated on April 24, 1998. On September 8, 2000, the International Acquiring Corporation changed its name from Mercury Asset Management Funds, Inc. to Mercury Funds, Inc. and, effective May 1, 2002, the International Acquiring Fund changed its name from Mercury International Fund to Merrill Lynch International Fund. Effective September 29, 2006, the International Acquiring Corporation changed its name to BlackRock Series, Inc. and the International Acquiring Fund changed its name to BlackRock International Fund. The International Acquiring Corporation has an

authorized capital of 13,400,000,000 shares of common stock, par value $.0001 per share, of which the International Acquiring Fund is currently authorized to issue 100,000,000 shares of each of Investor A, Investor C, Institutional and Class R Common Stock and 2,000,000,000 shares of Class K Common Stock. Shares of each class represent an interest in the same assets of the International Acquiring Fund (subject to the liabilities of the International Acquiring Fund) and are identical in all respects except that the Investor A, Investor C, Class R and Class K Common Stock bear certain expenses related to the shareholder servicing and/or distribution of such shares and certain other expenses that should be properly allocated to the shares of a particular class or series, have exclusive voting rights with respect to matters relating to the expenses being borne by such class or series, and may have different exchange and conversion rights as the Board of Directors of the International Acquiring Corporation (the “International Acquiring Corporation Board”) may determine in accordance with the 1940 Act. The International Acquiring Corporation Board may classify and reclassify the authorized but unissued shares of the International Acquiring Fund into additional classes and/or series of common stock at a future date. Prior to September 29, 2006, Investor A and Investor C Common Stock were designated Class A and Class C Common Stock and Institutional Common Stock was designated Class I Common Stock. The shares of Investor B Common Stock were reclassified as authorized but unissued shares of common stock on December 26, 2018.

The Capital Appreciation Acquiring Fund was incorporated under Maryland law on April 30, 1992. Effective September 29, 2006, the Capital Appreciation Acquiring Fund changed its name from Merrill Lynch Fundamental Growth Fund, Inc. to BlackRock Fundamental Growth Fund, Inc. Effective June 28, 2010, the Capital Appreciation Acquiring Fund changed its name to BlackRock Capital Appreciation Fund, Inc. As of the date of this Combined Prospectus/Information Statement, the Capital Appreciation Acquiring Fund authorized capital of 2,200,000,000 shares of common stock, par value $0.10 per share, divided into five classes, designated Investor A, Investor C, Institutional, Class R and Class K Common Stock. Institutional Common Stock consists of 300,000,000 shares, Investor C Common Stock consists of 300,000,000 shares, Investor A Common Stock consists of 300,000,000 shares, Class R Common Stock consists of 500,000,000 shares and Class K Common Stock consists of 300,000,000 shares. The remainder of the authorized capital stock of the Capital Appreciation Acquiring Fund is not designated or classified as to any class or series. Shares of Investor A, Investor C, Institutional, Class R and Class K Common Stock represent an interest in the same assets of the Capital Appreciation Acquiring Fund and are identical in all respects, except that the Investor A, Investor C, Class R and Class K Common Stock bear certain expenses related to the account maintenance and/or distribution of such shares and certain other expenses that should be properly allocated to the shares of a particular class and have exclusive voting rights with respect to matters relating to the expenses being borne by such class. The Board of Directors of the Capital Appreciation Acquiring Fund (the “Capital Appreciation Acquiring Fund Board”) may classify and reclassify the authorized but unissued shares of the Capital Appreciation Acquiring Fund into additional classes and/or series of common stock at a future date. Prior to September 29, 2006, Investor A and Investor C Common Stock were designated Class A and Class C Common Stock and Institutional Common Stock was designated Class I Common Stock. The shares of Investor B Common Stock were reclassified as authorized but unissued shares of common stock without designation as to class or series on November 29, 2018.

The Declaration of Trust of the Equity Dividend Acquiring Fund (the “Equity Dividend Acquiring Fund Declaration”) permits the Trustees of the Equity Dividend Acquiring Fund to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares of each class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Equity Dividend Acquiring Fund. At the date of this Combined Prospectus/Information Statement, the shares of the Equity Dividend Acquiring Fund are divided into Investor A, Investor C, Investor C1, Institutional, Class K, Class R and Service Shares. Under the Equity Dividend Acquiring Fund Declaration, the Board of Trustees of the Equity Dividend Acquiring Fund (the “Equity Dividend Acquiring Fund Board” and, together with the International Acquiring Corporation Board and the Capital Appreciation Acquiring Fund Board, the “Acquiring Boards”) has the authority to issue separate classes of shares that represent interests in the assets of the Equity Dividend Acquiring Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution of shares of a class may be borne solely by such class and a class may have exclusive voting rights with respect to matters relating to expenses being borne only by such class.

Upon liquidation of the Equity Dividend Acquiring Fund, shareholders of each class are entitled to share pro rata in the net assets of the Equity Dividend Acquiring Fund available for distribution to shareholders, except for any expenses, which may be attributable only to one class.

The shares of each Fund have no conversion or exchange rights except as the applicable Board may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of any Fund, except that the Equity Dividend Acquiring Fund Declaration provides appraisal rights as the exclusive remedy of dissenting shareholders, to the same extent as shareholders of a Massachusetts business corporation with respect to a merger, consolidation, sale or exchange of assets. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Funds, issued in connection with the Reorganizations), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Business Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”), applicable Massachusetts law and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to the MGCL, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a Massachusetts business trust, such as the Equity Dividend Acquiring Fund, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

A fund organized as a Maryland corporation, such as (i) the Target Corporation, of which each of the Target Funds is a series, (ii) the International Acquiring Corporation, of which the International Acquiring Fund is a series, and (iii) the Capital Appreciation Acquiring Fund, on the other hand, is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Equity Dividend Acquiring Fund Declaration provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Equity Dividend Acquiring Fund, and that every written obligation, contract, instrument or other undertaking made by the trustees or officers of the Equity Dividend Acquiring Fund shall contain a provision to the effect that the shareholders, trustees and officers are not personally liable thereunder. The Equity Dividend Acquiring Fund Declaration provides for indemnification out of the Equity Dividend Acquiring Fund’s property of any shareholder held personally liable by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Equity Dividend Acquiring Fund Declaration contains such provisions.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. Each of the charter of the Target Corporation (the “Target Corporation Charter”), the charter of the International Acquiring Fund (the “International Acquiring Fund Charter”) and the charter of the Capital Appreciation Acquiring Fund (the “Capital Appreciation Acquiring Fund Charter” and, together with the Target Corporation Charter and the International Acquiring Fund Charter, the “Maryland Corporation Charters”) contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of each of the Target Funds, the International Acquiring Fund and the Capital Appreciation Acquiring Fund may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. Each of the Target Corporation’s, the International Acquiring Corporation’s and the Capital Appreciation Acquiring Fund’s Amended and Restated Bylaws (the “Maryland Corporation Bylaws”) contains such a provision. Shareholders may, in accordance with the terms of the Maryland Corporation Bylaws, cause a meeting of shareholders to be held for any proper purpose, including voting on the removal of Directors. Also, the Target Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees, or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock, and to change the par value of any class or series of stock, provided that the charter of the corporation does not prohibit such action by the board. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. Each Maryland Corporation Charter permits the applicable Acquiring Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. None of the Maryland Corporation Charters prohibits the applicable Acquiring Board from doing so.

Issuance of Shares

If so provided by the charter, the MGCL provides that the board of directors of a Maryland corporation has the power to authorize the issuance of stock. Prior to issuance of shares of each class or series, the board of directors of a Maryland corporation may, in its sole discretion, set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the subscription price or other agreed upon consideration for stock subscribed for has not been paid, or (ii) liability is imposed under any other provision of the MGCL. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability solely for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Business Trusts

The Equity Dividend Acquiring Fund is governed by the Equity Dividend Acquiring Fund Declaration and the Amended and Restated Bylaws (the “Equity Dividend Acquiring Fund Bylaws,” and, together with the Equity Dividend Acquiring Fund Declaration, the “Equity Dividend Acquiring Fund Governing Documents”). Under the Equity Dividend Acquiring Fund Declaration, any determination as to what is in the interests of the Equity Dividend Acquiring Fund made by the trustees in good faith is conclusive, and in construing the provisions of the Equity Dividend Acquiring Fund Declaration, there is a presumption in favor of a grant of power to the trustees. The following is a summary of some of the key provisions of the Equity Dividend Acquiring Fund Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Equity Dividend Acquiring Fund Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as removal of Trustees by shareholders, mergers, consolidations and sales of all or substantially all of the assets of the Equity Dividend Acquiring Fund, and certain amendments to the Equity Dividend Acquiring Fund Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Equity Dividend Acquiring Fund Governing Documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Equity Dividend Acquiring Fund Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Equity Dividend Acquiring Fund Declaration or the trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter.

Election and Removal of Trustees

The Equity Dividend Acquiring Fund Declaration provides that the trustees determine the size of the board of trustees, subject to a minimum of three trustees and a maximum of fifteen, and that a trustee serves until his or her successor has been elected and qualified, unless such trustee has earlier retired or been removed or is otherwise incapable of serving It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a majority vote of the shareholders. A trustee may be removed at any time with cause by action of at least two-thirds of the remaining trustees. A trustee may also be removed by shareholders with or without cause by vote of two-thirds of the outstanding shares.

Issuance and Redemption of Shares; Disclosure of Holdings

Under the Equity Dividend Acquiring Fund Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the trustees may determine. In addition to the rights of shareholders to cause the redemption of their shares consistent with the 1940 Act, the Equity Dividend Acquiring Fund may involuntarily redeem a shareholder’s shares under certain circumstances, such as the closing of small accounts, or to meet tax requirements. In addition, to meet tax requirements, the holders of shares are required to disclose to the Fund information with respect to their direct and indirect ownership of shares in the Equity Dividend Acquiring Fund.

Classes

The Equity Dividend Acquiring Fund Declaration gives broad authority to the trustees to establish classes in addition to those currently established. Each class represents interests in the Equity Dividend Acquiring Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related to the distribution of the shares of a class may be borne solely by such class, as determined by the trustees, and a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class.. The trustees may provide that shares of a class will be exchanged for shares of another class of the Equity Dividend Acquiring Fund, without any action on the part of shareholders. In addition, the trustees of the Equity Dividend Acquiring Fund may redesignate a class of shares or a portion of a class of shares, provided such redesignation does not substantially adversely affect the preference, conversion, voting or other rights, restrictions, limitations as to dividends, qualifications or terms of redemptions of such class or portion of such class.

Amendments to Equity Dividend Acquiring Fund Declaration

Amendments to the Equity Dividend Acquiring Fund Declaration generally require a vote by a majority of the outstanding shares voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the trustees without a shareholder vote. Any amendment that would reduce the amount payable with respect to the shares upon the liquidation of the Fund or that would diminish or eliminate any voting rights attached to the shares requires action by two-thirds of the shares. No amendment may be made that would impair the exemption from personal liability of the trustees, officers or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Equity Dividend Acquiring Fund Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Equity Dividend Acquiring Fund and require the Equity Dividend Acquiring Fund to indemnify a shareholder from any loss or expense arising by reason of his or her being or having been a shareholder to reimburse such shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with such claim or liability. In addition, the Equity Dividend Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Equity Dividend Acquiring Fund Governing Documents provide that any person who is a trustee, advisory board member, officer, employee or agent of the Equity Dividend Acquiring Fund is not personally liable to any person in connection with the affairs of the Equity Dividend Acquiring Fund, other than to the Equity Dividend Acquiring Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Equity Dividend Acquiring Fund Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Equity Dividend Acquiring Fund Declaration also provides that trustees may rely in good faith on the books of account or other records of the Fund, an opinion of counsel and other expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

* * *

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Target Funds, the Target Corporation, the Acquiring Funds and the International Acquiring Corporation and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

International Acquiring Fund

Fundamental Investment Restrictions:

The International Acquiring Fund may not:

1.	Make any investment inconsistent with the International Acquiring Fund’s classification as a diversified company under the Investment Company Act of 1940, as amended (“1940 Act”).

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.

Make investments for the purpose of exercising control or management. Investments by the International Acquiring Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the International Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the International Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the International Acquiring Fund’s Prospectus and SAI, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the International Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the International Acquiring Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the International Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the International Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. The International Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the International Acquiring Fund’s investment policies as set forth in its Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.

Underwrite securities of other issuers except insofar as the International Acquiring Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the International Acquiring Fund may do so in accordance with applicable law and the International Acquiring Fund’s Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the International Acquiring Fund uses the classifications and sub-classifications of MSCI Inc. as a guide to identify industries.

Non-Fundamental Investment Restrictions:

The International Acquiring Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the International Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the International Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.

Make short sales of securities or maintain a short position, except to the extent permitted by the International Acquiring Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Capital Appreciation Acquiring Fund

Fundamental Investment Restrictions:

The Capital Appreciation Acquiring Fund may not:

1.	Make any investment inconsistent with the Capital Appreciation Acquiring Fund’s classification as a diversified company under the 1940 Act.

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	Make investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Capital Appreciation Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Capital Appreciation Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Capital Appreciation Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Capital Appreciation Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Capital Appreciation Acquiring Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Capital Appreciation Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Capital Appreciation Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. The Capital Appreciation Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Capital Appreciation Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers, except insofar as the Capital Appreciation Acquiring Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the Capital Appreciation Acquiring Fund may do so in accordance with applicable law and the Capital Appreciation Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Capital Appreciation Acquiring Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

Non-Fundamental Investment Restrictions:

The Capital Appreciation Acquiring Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Capital Appreciation Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.

Make short sales of securities or maintain a short position, except to the extent permitted by the Capital Appreciation Acquiring Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Equity Dividend Acquiring Fund

Fundamental Investment Restrictions:

The Equity Dividend Acquiring Fund may not:

1.	Make any investment inconsistent with the Equity Dividend Acquiring Fund’s classification as a diversified company under the 1940 Act.

2.

Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	Make investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, the Equity Dividend Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Equity Dividend Acquiring Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Equity Dividend Acquiring Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Equity Dividend Acquiring Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Equity Dividend Acquiring Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Equity Dividend Acquiring Fund may purchase securities on margin to the extent permitted by applicable law. The Equity Dividend Acquiring Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Equity Dividend Acquiring Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers, except insofar as the Equity Dividend Acquiring Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that the Equity Dividend Acquiring Fund may do so in accordance with applicable law and the Equity Dividend Acquiring Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Non-Fundamental Investment Restrictions:

The Equity Dividend Acquiring Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Equity Dividend Acquiring Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Equity Dividend Acquiring Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.

Make short sales of securities or maintain a short position, except to the extent permitted by the Equity Dividend Acquiring Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

The Equity Dividend Acquiring Fund has also adopted an operating policy to structure the Equity Dividend Acquiring Fund’s portfolio, in the aggregate, in a manner designed to produce potential long-term capital appreciation as well as a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities. This non-fundamental policy may be changed by the Board of Trustees without a vote of the Equity Dividend Acquiring Fund’s shareholders.

The Target Funds:

Fundamental Investment Restrictions:

Each Target Fund may not:

1.	Make any investment inconsistent with such Target Fund’s classification as a diversified company under the 1940 Act.

2.	Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.

Make investments for the purpose of exercising control or management. Investments by a Target Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4.

Purchase or sell real estate, except that, to the extent permitted by applicable law, a Target Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.

Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) a Target Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in each Target Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time and (iii) as may otherwise be permitted by an exemptive order issued to the Corporation by the Securities and Exchange Commission (the “SEC”). (For purposes of this restriction, corporate debt securities include corporate loans purchased in the secondary market).

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) a Target Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Target Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Target Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Target Fund may purchase securities on margin to the extent permitted by applicable law. A Target Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by each Target Fund’s investment policies as set forth in each Target Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	Underwrite securities of other issuers except insofar as a Target Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent that a Target Fund may do so in accordance with applicable law and each Target Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to investment restriction (7) above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, each Target Fund uses the classifications and sub-classifications of MSCI as a guide to identify industries.

In addition, as a non-fundamental policy that may be changed by the Board of Directors and to the extent required by the Commission or its staff, each Target Fund will, for purposes of fundamental investment restriction (1) above, treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

Non-Fundamental Investment Restrictions:

Each Target Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Target Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Target Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

2.

Make short sales of securities or maintain a short position, except to the extent permitted by a Target Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2019, by and between FDP Series, Inc., a registered investment company and a Maryland corporation (the “Target Company”), on behalf of [FDP BlackRock Equity Dividend Fund/FDP BlackRock Capital Appreciation Fund/FDP BlackRock International Fund], a separate series of the Target Company (the “Target Fund”), and [BlackRock Equity Dividend Fund/BlackRock Capital Appreciation Fund, Inc./BlackRock Series, Inc.], a registered investment company and a [Massachusetts business trust/Maryland corporation] (the “Acquiring [Fund/Company]”)[, on behalf of BlackRock International Fund, a separate series of the Acquiring Company (the “Acquiring Fund”)].

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the termination, dissolution and complete liquidation of the Target Fund. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

WHEREAS, the Target Company and the Acquiring [Fund/Company] are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring [Fund/Company] has determined that the Reorganization is in the best interests of the Acquiring Fund and that interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund and that interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A Shares of the Target Fund correspond to the Investor A Shares of the Acquiring Fund, Investor C Shares of the Target Fund correspond to Investor C Shares of the Acquiring Fund, and Institutional Shares of the Target Fund correspond to Institutional Shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Company, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Target Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (ii) the Acquiring [Fund/Company] shall make any filings with the [Commonwealth of Massachusetts/State of Maryland] that are required under the laws of the [Commonwealth of Massachusetts/State of Maryland].

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES AND MANDATORY REDEMPTION OF TARGET FUND.

(a) On or as soon as practicable after the Closing Date, the Target Fund will distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders pursuant to paragraph 1.5(a) above, the Target Fund will mandatorily redeem all of its outstanding shares for no consideration. No assets other than Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING [FUND/COMPANY]; ACTION BY TARGET COMPANY. The Acquiring [Fund/Company] shall take all actions expressed herein as being the obligations of the Acquiring [Fund/Company, on behalf of the Acquiring Fund]. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor C and Institutional Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor C and Institutional Shares of the Acquiring Fund, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2019, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Company, on behalf of the Target Fund, shall be transferred and delivered by the Target Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] as follows:

(a) The Target Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring [Fund/Company] and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Company with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Target Company’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target

Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended [May 31, 2019], which have been audited by [                ], have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended [May 31, 2019], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund shareholders shall not constitute a material adverse change.

(j) Since [                ], 2019 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue 1,600,000,000 shares of common stock, par value $0.10 per share, of which the Target Fund is currently authorized to issue 300,000,000 shares, and, as of [                ], 2019, no shares of the Target Fund were held in the treasury of the Target Company. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Company, enforceable in accordance with its terms, and no other action or proceedings by the Target Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the

Target Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund shareholders is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING [FUND/COMPANY, ON BEHALF OF THE ACQUIRING FUND]. The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] represents and warrants to the Target Company, on behalf of the Target Fund, as follows:

(a) The Acquiring [Fund/Company] is a [business trust/corporation] that is duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland]. [The Acquiring Fund is a legally designated, separate series of the Acquiring Company]. The Acquiring [Fund/Company] is duly authorized to transact business in the [Commonwealth of Massachusetts/State of Maryland] and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring [Fund/Company]. The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring [Fund/Company].

(b) The Acquiring [Fund/Company] is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring [Fund/Company] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder[ with respect to the Acquiring Fund].

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring [Company and the Acquiring] Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring [Company and the Acquiring] Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company or the Target Fund furnished to the Acquiring [Fund/Company] by the Target Company from the effective date of the

Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring [Fund/Company] with respect to the Acquiring [Company or the Acquiring] Fund for use in the Registration Statement or any other materials provided by the Acquiring [Company or the Acquiring] Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring [Company, in each case relating to the Acquiring] Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring [Company, on behalf of the Acquiring] Fund, will not result in the violation of, [Massachusetts/Maryland] law or any provision of the Acquiring [Fund’s/Company’s] [declaration of trust/charter] or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring [Fund/Company] is a party, [on behalf of the Acquiring Fund,] or by which the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring [Fund/Company] is a party[, on behalf of the Acquiring Fund,] or by which the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring [Fund’s/Company’s] knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] to carry out the transactions contemplated by this Agreement. The Acquiring [Fund/Company] knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [July 31, 2018/September 30, 2018/October 31, 2018], which have been audited by [                ], and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended [January 31, 2019/March 31, 2019/April 30, 2019] have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended [July 31, 2018/September 30, 2018/October 31, 2018] and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended [January 31, 2019/March 31, 2019/April 30, 2019], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [                ], 2019, there has not been (i) any pending or to the knowledge of the Acquiring [Fund/Company] threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring [Fund’s/Company’s] organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring [Company, on behalf of the Acquiring] Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) [The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.10 per share of the Acquiring Fund.]/[The Acquiring Fund is authorized to issue 2,200,000,000 shares of common stock, par value $0.10 per share.]/[The Acquiring Company is authorized to issue 13,400,000,000 shares of common stock, par value $0.0001 per share, of which the Acquiring Fund is currently authorized to issue 2,400,000,000 shares. As of [                ], 2019, no shares of the Acquiring Fund were held in the treasury of the Acquiring Company.] [All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights.]/[All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive rights. The Acquiring Fund declaration of trust provides that shareholders of the Acquiring Fund have rights of appraisal to the same extent as shareholders of a Massachusetts business corporation does with respect to a merger, consolidation, sale or exchange of assets.] The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the [Trustees/Directors] of the Acquiring [Fund/Company]. This Agreement constitutes a valid and binding obligation of the Acquiring [Fund/Company], enforceable in accordance with its terms, and no other action or proceedings by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING [FUND/COMPANY, ON BEHALF OF THE ACQUIRING FUND,] AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Target Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Company, on behalf of the Target Fund, shall make available to the Acquiring [Fund’s/Company’s] officers and agents all books and records of the Target Fund and the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] shall make available to the Target Company’s officers and agents all books and records of the Acquiring [Company relating to the Acquiring] Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund [(nor the Acquiring Company, on behalf of the Acquiring Fund)] nor the Target Fund (nor the Target Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the

Target Company, on behalf of the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP). The Acquiring Fund and the Target Fund agree to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the liquidation of the Target Fund as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund.

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring [Fund/Company], in such form as is reasonably satisfactory to the Acquiring [Fund/Company], a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act , and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY,

ON BEHALF OF THE TARGET FUND

The obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] of all the obligations to be performed by the Acquiring Fund[ (or the Acquiring Company, on behalf of the Acquiring Fund)], pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING [COMPANY, ON BEHALF OF THE ACQUIRING] FUND

The obligations of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board of [Trustees/Directors] of the Acquiring [Fund/Company] has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING [FUND/COMPANY, ON BEHALF OF THE ACQUIRING FUND,] AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund[, the Acquiring Company] or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring [Fund/Company] on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund[, the Acquiring Company] or the Target Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders and (ii) the redemption by the Target Fund of all of its outstanding shares, and (iii) the complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders followed by the mandatory redemption and complete liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the redemption of their Target Fund shares and receipt of Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Target Company and Acquiring [Fund/Company] will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors [or Board of Trustees, as applicable]. The Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. The Target Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by the Target Fund. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Boards, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring [Fund/Company, on behalf of the Acquiring Fund,] and the Target Company, on behalf of the Target Fund. In addition, the Acquiring [Fund/Company] or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Target Company and the Acquiring [Fund/Company] as specifically authorized by their Board of Directors [or Board of Trustees, as applicable].

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “Target Company” and “Directors of Target Company” refer respectively to the Target Company and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Target Company, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Target Company. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Target Company. The obligations of the Target Company created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Target Company. In addition, only the Target Company assets associated with the series of the Target Company that incurs any liability hereunder shall be used to pay such liability.

13.6 [The names “Acquiring Fund” and “Trustees of Acquiring Fund” refer respectively to the Acquiring Fund and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 14, 1987, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Fund. Such Declaration of Trust provides that no Trustee, shareholder, officer, employee or agent of the Acquiring Fund shall personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or otherwise in connection with the affairs of the Acquiring Fund.]/[The names “Acquiring [Fund/Company]” and “Directors of Acquiring [Fund/Company]” refer respectively to the Acquiring [Fund/Company] and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Acquiring Company, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Acquiring [Fund/Company]. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Acquiring [Fund/Company]. The obligations of the Acquiring [Fund/Company] created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Acquiring [Fund/Company]. In addition, only the Acquiring [Fund/Company] assets associated with the series of the Acquiring [Fund/Company] which incurs any liability hereunder shall be used to pay such liability.]

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FDP SERIES, INC., ON BEHALF OF ITS SERIES, [FDP BLACKROCK EQUITY DIVIDEND FUND/FDP BLACKROCK CAPITAL APPRECIATION FUND/FDP BLACKROCK INTERNATIONAL FUND]

By:
Name:
Title:

[BLACKROCK EQUITY DIVIDEND FUND/BLACKROCK CAPITAL APPRECIATION FUND, INC./BLACKROCK SERIES INC., ON BEHALF OF ITS SERIES, BLACKROCK INTERNATIONAL FUND]

By:
Name:
Title:

APPENDIX III

Intermediary-Defined Sales Charge Waiver Policies

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account (excluding shares purchased from or through the Fund, the Fund’s distributor or any non-Merrill Lynch platform or account, even if Merrill Lynch serves as broker-dealer of record for such shares) will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and reductions, which may differ from those disclosed elsewhere in the prospectus or SAI.

Front-End Sales Charge Waivers for Investor A Shares available at Merrill Lynch

•

Shares purchased by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan/plan participants

•	Shares purchased by or through a 529 Plan

•

Shares purchased through a Merrill Lynch affiliated investment advisory program, or effective February 1, 2019, exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from such program to a Merrill Lynch brokerage (non-advisory) account

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other BlackRock Fund)

•	Shares exchanged from Investor C (i.e. level-load) Shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

•	Shares purchased by employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Shares purchased by directors of the Fund, and employees of BlackRock or any of its affiliates, as described in the prospectus

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Investor A and C Shares available at Merrill Lynch

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the prospectus

•	Shares bought due to return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

III-1

•	Shares acquired through a Right of Reinstatement

•

Investor A and C Shares of the Fund held in the following IRA or other retirement brokerage accounts: Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts, that are exchanged for Institutional Shares of the Fund due to transfer to certain fee based accounts or platforms

•

Effective February 1, 2019, Investor A Shares sold, where such Investor A Shares were received as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus

•

Rights of Accumulation (ROA) entitle shareholders to breakpoint discounts that will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible BlackRock Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of BlackRock Funds, through Merrill Lynch, over a 13-month period of time

III-2

Ameriprise Financial:

Investor A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Investor A Shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial.

Effective June 1, 2018, shareholders purchasing Investor A shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available)

•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within BlackRock Funds)

•

Shares exchanged from Investor C Shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Investor C Shares for load waived shares, that waiver will also apply to such exchanges

•	Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor (“FA”) and/or the FA’s spouse, FA’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), FA’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•

Shares purchased from the proceeds of redemptions within BlackRock Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (i.e. Rights of Reinstatement)

III-3

Morgan Stanley Wealth Management:

Morgan Stanley Wealth Management Investor A Share Front-End Sales Charge Waiver

Effective July 1, 2018, Morgan Stanley Wealth Management clients purchasing Investor A Shares of the Fund through Morgan Stanley’s transactional brokerage accounts are entitled to a waiver of the front-end sales charge in the following circumstances:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans does not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Investor C Shares that are no longer subject to a contingent deferred sales charge and are exchanged for Investor A Shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within BlackRock Funds under a Rights of Reinstatement provision, provided the repurchase occurs within 90 days following the redemption, the redemption and purchase occur in the same account, and redeemed shares were subject to a front-end or deferred sales charge

Unless specifically described above, no other front-end sales charge waivers are available to mutual fund purchases by Morgan Stanley Wealth Management clients through Morgan Stanley’s transactional brokerage accounts.

III-4

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity’s Affiliates (“Raymond James”):

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investor A Shares Available at Raymond James

•	Shares purchased in a Raymond James investment advisory program.

•	Shares purchased of the same Fund or another BlackRock Fund through a systematic reinvestment of capital gains distributions and dividend distributions.

•	Shares purchased by employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•

Shares purchased from the proceeds of redemptions from another BlackRock Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Investor C shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Investor A and C Shares Available at Raymond James

•	Shares sold due to death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

•	Shares bought due to return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a Right of Reinstatement.

Front-End Sales Charge Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent

•	Breakpoints as described in this prospectus.

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of BlackRock Fund assets held by accounts within the purchaser’s household at Raymond James. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases of BlackRock Funds over a 13-month time period. Eligible BlackRock Fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

III-5

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 17, 2019

FDP SERIES, INC.

FDP BlackRock International Fund

FDP BlackRock Capital Appreciation Fund

FDP BlackRock Equity Dividend Fund

BLACKROCK SERIES, INC.

BlackRock International Fund

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK EQUITY DIVIDEND FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

[                 ], 2019

This Statement of Additional Information (the “SAI”) relates to the reorganizations (each, a “Reorganization” and together, the “Reorganizations”) of

(i)

FDP BlackRock International Fund (the “International Target Fund”), a series of FDP Series, Inc. (the “Target Corporation”), into BlackRock International Fund (the “International Acquiring Fund”), a series of BlackRock Series, Inc. (the “International Acquiring Corporation”);

(ii)

FDP BlackRock Capital Appreciation Fund (the “Capital Appreciation Target Fund”), a series of the Target Corporation, into BlackRock Capital Appreciation Fund, Inc. (the “Capital Appreciation Acquiring Fund”); and

(iii)	FDP BlackRock Equity Dividend Fund (the “Equity Dividend Target Fund”), a series of the Target Corporation, into BlackRock Equity Dividend Fund (the “Equity Dividend Acquiring Fund”).

The International Target Fund, the Capital Appreciation Target Fund and the Equity Dividend Target Fund are referred to in this SAI collectively as the “Target Funds” and each, a “Target Fund.” The International Acquiring Fund, the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund are referred to in this SAI collectively as the “Acquiring Funds” and each, an “Acquiring Fund.” Each Target Fund and each Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Each Acquiring Fund, following completion of the applicable Reorganization, may be referred to as a “Combined Fund” in this SAI.

This SAI contains information that may be of interest to shareholders of the Target Funds relating to the Reorganizations, but which is not included in the Combined Prospectus/Information Statement dated [ ], 2019 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, each Reorganization will involve the transfer and delivery of substantially all of the assets of the applicable Target Fund to the corresponding Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares (in each case, the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the corresponding Target Fund to its shareholders. All of the outstanding shares of the Target Funds will be redeemed and the Target Funds will be terminated, dissolved and liquidated.

For the Target Funds: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of FDP BlackRock International Fund, FDP BlackRock Capital Appreciation Fund and FDP BlackRock Equity Dividend Fund dated September 28, 2018, as supplemented (SEC Accession No. 0001193125-18-287324); the Annual Report to Shareholders for the fiscal year ended May 31, 2018, filed August 3, 2018 (SEC Accession No. 0001193125-18-237364); and the Semi-Annual Report to Shareholders for the six-month period ended November 30, 2018, filed February 4, 2019 (SEC Accession No. 0001193125-19-026657), each as filed with the Securities and Exchange Commission (the “SEC”).

For the Acquiring Funds: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock International Fund dated February 28, 2019, as supplemented (SEC Accession No. 0001193125-19-057797); the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. dated January 28, 2019, as supplemented (SEC Accession No. 0001193125-19-019023); the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Equity Dividend Fund dated November 28, 2018, as supplemented (SEC Accession No. 0001193125-18-335098); the Annual Report to Shareholders of BlackRock International Fund for the fiscal year ended October 31, 2018, filed January 4, 2019 (SEC Accession No. 0001193125-19-002169); the Annual Report to Shareholders of BlackRock Capital Appreciation Fund, Inc. for the fiscal year ended September 30, 2018, filed December 4, 2018 (SEC Accession No. 0001193125-18-342125); the Annual Report to Shareholders of BlackRock Equity Dividend Fund for the fiscal year ended July 31, 2018, filed October 4, 2018 (SEC Accession No. 0001193125-18-292931); the Semi-Annual Report to Shareholders of BlackRock International Fund for the six-month period ended April 30, 2019, filed July 8, 2019 (SEC Accession No. 0001193125-19-190266); the Semi-Annual Report to Shareholders of BlackRock Capital Appreciation Fund, Inc. for the six-month period ended March 31, 2019, filed June 5, 2019 (SEC Accession No. 0001193125-19-165846); and the Semi-Annual Report to Shareholders of BlackRock Equity Dividend Fund for the six-month period ended January 31, 2019, filed April 5, 2019 (SEC Accession No. 0001193125-19-098793), each as filed with the SEC.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock at 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Page
Financial Statements	S-4
Pro Forma Financial Statements (Unaudited)	S-4

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of FDP BlackRock International Fund, FDP BlackRock Capital Appreciation Fund and FDP BlackRock Equity Dividend Fund for the fiscal year ended May 31, 2018, (ii) the Semi-Annual Report to Shareholders of FDP BlackRock International Fund, FDP BlackRock Capital Appreciation Fund and FDP BlackRock Equity Dividend Fund for the six-month period ended November 30, 2018, (iii) the Annual Report to Shareholders of BlackRock International Fund for the fiscal year ended October 31, 2018, (iv) the Semi-Annual Report to Shareholders of BlackRock International Fund for the six-month period ended April 30, 2019, (v) the Annual Report to Shareholders of BlackRock Capital Appreciation Fund, Inc. for the fiscal year ended September 30, 2018, (vi) the Semi-Annual Report to Shareholders of BlackRock Capital Appreciation Fund, Inc. for the six-month period ended March 31, 2019, (vii) the Annual Report to Shareholders of BlackRock Equity Dividend Fund for the fiscal year ended July 31, 2018, and (viii) the Semi-Annual Report to Shareholders of BlackRock Equity Dividend Fund for the six-month period ended January 31, 2019, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds, as applicable. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of each of the Target Funds and each of the Acquiring Funds are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied. These pro forma numbers have been estimated in good faith based on information regarding (i) each of the Target Funds as of November 30, 2018, (ii) International Acquiring Fund as of April 30, 2019, (iii) Capital Appreciation Acquiring Fund as of March 31, 2019 and (iv) Equity Dividend Acquiring Fund as of January 31, 2019.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Reports of the Target Funds and the Acquiring Funds and, if applicable, the most recent Semi-Annual Reports of the Acquiring Funds, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below with respect to the International Combined Fund for the period ended April 30, 2019 is intended to present ratios and supplemental data as if the Reorganization of the International Target Fund into the International Acquiring Fund had been consummated at May 1, 2018. The unaudited pro forma information set forth below with respect to the Capital Appreciation Combined Fund for the period ended March 31, 2019 is intended to present ratios and supplemental data as if the Reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund had been consummated at April 1, 2018. The unaudited pro forma information set forth below with respect to the Equity Dividend Combined Fund for the period ended January 31, 2019 is intended to present ratios and supplemental data as if the Reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund had been consummated at February 1, 2018. Each Reorganization is intended to merge a Target Fund into the corresponding Acquiring Fund, a similar fund advised by BlackRock Advisors, LLC (“BlackRock”).

The expenses, expense caps and waivers listed below with respect to the International Target Fund and International Acquiring Fund were in effect during the periods May 1, 2018 to April 30, 2019. The expenses, expense caps and waivers listed below with respect to the Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund were in effect during the periods April 1, 2018 to March 31, 2019. The expenses, expense caps and waivers listed below with respect to the Equity Dividend Target Fund and Equity Dividend Acquiring Fund were in effect during the periods February 1, 2018 to January 31, 2019.

Target Funds

The Target Corporation, on behalf of each Target Fund, has entered into a management agreement (the “Target Fund Management Agreement”) with BlackRock. Under the Target Fund Management Agreement, BlackRock receives for its services to each Target Fund a fee at an annual rate of each Target Fund’s average daily net assets. The annual management fees payable to BlackRock (as a percentage of average daily net assets) for each Target Fund are calculated as follows:

Average Daily Net Assets	International Target Fund	Capital Appreciation Target Fund	Equity Dividend Target Fund
Not exceeding $1 billion	0.90%	0.80%	0.70%
In excess of $1 billion but not more than $3 billion	0.85%	0.75%	0.66%
In excess of $3 billion but not more than $5 billion	0.81%	0.72%	0.63%
In excess of $5 billion but not more than $10 billion	0.78%	0.70%	0.61%
In excess of $10 billion	0.77%	0.68%	0.60%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”) of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees each Target Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Target Funds affiliated money market fund waiver”).

BlackRock has agreed to contractually waive its management fee to cap the annual management fee of each Target Fund at the amount noted in the table below through September 30, 2019. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

Target Fund	Contractual Cap on Rate of Management Fee
International Target Fund	0.75%
Capital Appreciation Target Fund	0.65%
Equity Dividend Target Fund	0.60%

BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Target Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Target Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Target Fund’s business, if any) of each share class of certain Target Funds at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Target Funds, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	2.20%
Investor C Shares	2.95%
Institutional Shares	1.95%

[1]

The contractual caps are in effect through September 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Target Corporation or by a vote of a majority of the outstanding voting securities of the applicable Target Fund.

[2]	As a percentage of average daily net assets.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the Target Funds affiliated money market fund waiver.

BlackRock entered into a sub-advisory agreement (the “International Target Fund Sub-Advisory Agreement”) with BlackRock International Limited (“BIL”), an affiliate of BlackRock, with respect to the International Target Fund. Under the International Target Fund Sub-Advisory Agreement, BlackRock pays BIL for services it provides for that portion of the International Target Fund for which BIL acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Target Fund Management Agreement with respect to the International Target Fund.

International Acquiring Fund

The International Acquiring Corporation, on behalf of the International Acquiring Fund, has entered into a management agreement (the “International Acquiring Fund Management Agreement”) with BlackRock. Pursuant to the International Acquiring Fund Management Agreement, BlackRock is entitled to annual management fees. With respect to the International Acquiring Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the International Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the International Acquiring Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the International Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “International Acquiring Fund affiliated money market fund waiver”).

With respect to the International Acquiring Fund, BlackRock has contractually agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the International Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the International Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the International Acquiring Fund’s business, if any) of each share class of the International Acquiring Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.14%
Investor C Shares	1.89%
Institutional Shares	0.89%
Class R Shares[3]	1.39%
Class K Shares[3]	0.84%

[1]

The contractual caps are in effect through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Corporation or by a vote of a majority of the outstanding voting securities of the International Acquiring Fund.

[2]	As a percentage of average daily net assets.
[3]	The International Acquiring Fund also offers Class R Shares and Class K Shares. No Class R Shares or Class K Shares will be issued in the Reorganization.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the International Acquiring Fund affiliated money market fund waiver.

BlackRock entered into a sub-advisory agreement with BIL (the “International Acquiring Fund Sub-Advisory Agreement”), an affiliate of BlackRock, with respect to the International Acquiring Fund. Under the International Acquiring Fund Sub-Advisory Agreement, BlackRock pays BIL for services it provides for that portion of the International Acquiring Fund for which BIL acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the International Acquiring Fund Management Agreement.

Capital Appreciation Acquiring Fund

The Capital Appreciation Acquiring Fund has entered into a management agreement (the “Capital Appreciation Acquiring Fund Management Agreement”) with BlackRock. Under the Capital Appreciation Acquiring Fund Management Agreement, BlackRock receives for its services to the Capital Appreciation

Acquiring Fund a fee at an annual rate of the Capital Appreciation Acquiring Fund’s average daily net assets. The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $1 billion	0.65%
In excess of $1 billion but not more than $1.5 billion	0.625%
In excess of $1.5 billion but not more than $5 billion	0.60%
In excess of $5 billion but not more than $7.5 billion	0.575%
In excess of $7.5 billion	0.55%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Capital Appreciation Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Capital Appreciation Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds (the “Capital Appreciation Acquiring Fund affiliated money market fund waiver”).

BlackRock has agreed to cap net expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Capital Appreciation Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Capital Appreciation Acquiring Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Capital Appreciation Acquiring Fund’s business, if any) of certain share classes of the Capital Appreciation Acquiring Fund at the levels shown below. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Class	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares[3]	N/A
Investor C Shares	1.94%
Institutional Shares[3]	N/A
Class R Shares[3,4]	N/A
Class K Shares[4]	0.72%

[1]

The contractual cap is in effect through January 31, 2029. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Capital Appreciation Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Capital Appreciation Acquiring Fund. On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.

[2]	As a percentage of average daily net assets.

[3]	There are no contractual caps on Total Annual Fund Operating Expenses in effect for Investor A Shares, Institutional Shares or Class R Shares of the Capital Appreciation Acquiring Fund.
[4]	The Capital Appreciation Acquiring Fund also offers Class R Shares and Class K Shares. No Class R Shares or Class K Shares will be issued in the Reorganization.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the Capital Appreciation Acquiring Fund affiliated money market fund waiver.

Equity Dividend Acquiring Fund

The Equity Dividend Acquiring Fund has entered into a management agreement (the “Equity Dividend Acquiring Fund Management Agreement”) with BlackRock. Under the Equity Dividend Acquiring Fund Management Agreement, BlackRock receives for its services to the Equity Dividend Acquiring Fund a fee computed daily as a percentage of the Equity Dividend Acquiring Fund’s average daily net assets and payable monthly.

The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
Not exceeding $8 billion	0.60%
In excess of $8 billion but not more than $10 billion	0.56%
In excess of $10 billion but not more than $12 billion	0.54%
In excess of $12 billion but not more than $17 billion	0.52%
In excess of $17 billion but not more than $25 billion	0.51%
In excess of $25 billion but not more than $30 billion	0.50%
In excess of $30 billion but not more than $40 billion	0.47%
In excess of $40 billion	0.45%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Equity Dividend Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of the Equity Dividend Acquiring Fund or by a vote of a majority of the outstanding voting securities of the Equity Dividend Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of investment advisory fees the Equity Dividend Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

Other Service Providers

	Target Funds	Acquiring Funds
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

	Target Funds	Acquiring Funds
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109

For the International Acquiring Fund:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

For the Capital Appreciation Acquiring Fund:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

For the Equity Dividend Acquiring Fund:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

For the International Acquiring Fund:

PricewaterhouseCoopers LLP

Two Commerce Square

2001 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

For the Capital Appreciation Acquiring Fund and the Equity Dividend Acquiring Fund:

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

For the International Acquiring Fund and the Capital Appreciation Acquiring Fund:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

For the Equity Dividend Acquiring Fund:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganizations, each Acquiring Fund’s current service providers will serve the applicable Combined Fund.

As of April 30, 2019, the net assets of (i) the International Target Fund were $63,747,801 and (ii) the International Acquiring Fund were $565,948,647. As of April 30, 2019, the net assets of the International Combined Fund would have been $629,480,269 on a pro forma basis. The net assets of the Combined Fund reflect the expenses incurred in connection with the Reorganization, as described under the “Cost of Reorganization” section below.

As of March 31, 2019, the net assets of (i) the Capital Appreciation Target Fund were $69,539,976 and (ii) the Capital Appreciation Acquiring Fund were $3,085,959,092. As of March 31, 2019, the net assets of the Capital Appreciation Combined Fund would have been $3,154,016,659 on a pro forma basis. The net assets of the Combined Fund reflect the expenses incurred in connection with the Reorganization, as described under the “Cost of Reorganization” section below.

As of January 31, 2019, the net assets of (i) the Equity Dividend Target Fund were $60,475,399 and (ii) the Equity Dividend Acquiring Fund were $18,785,847,872. As of January 31, 2019, the net assets of the Equity Dividend Combined Fund would have been $18,845,687,483 on a pro forma basis. The net assets of the Combined Fund reflect the expenses incurred in connection with the Reorganization, as described under the “Cost of Reorganization” section below.

In the Reorganizations, the outstanding shares of each Target Fund will be exchanged for Acquiring Fund Shares. The aggregate net asset value (“NAV”) immediately after the Reorganizations of your applicable Combined Fund shares will be the same as the aggregate NAV of your applicable Target Fund shares immediately prior to the Reorganization. The aggregate NAV of each Target Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the applicable Target Fund and the corresponding Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the NAV of an Acquiring Fund Share is lower than the NAV of the corresponding share class of the corresponding Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganizations. On the other hand, if the NAV of an Acquiring Fund Share is higher than the NAV of the corresponding share class of the corresponding Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganizations.

With respect to the International Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the International Target Fund, as of April 30, 2019, divided by the NAV per share of the corresponding class of shares of the International Acquiring Fund as of April 30, 2019. With respect to the Capital Appreciation Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the Capital Appreciation Target Fund, as of March 31, 2019, divided by the NAV per share of the corresponding class of shares of the Capital Appreciation Acquiring Fund as of March 31, 2019. With respect to the Equity Dividend Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the Equity Dividend Target Fund, as of January 31, 2019, divided by the NAV per share of the corresponding class of shares of the Equity Dividend Acquiring Fund as of January 31, 2019. The pro forma number of shares outstanding, by class, for each Acquiring Fund consists of the following at the date specified below:

International Acquiring Fund1

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor A	19,481,575	2,795,837	22,277,412
Investor C	3,023,115	1,062,274	4,085,389
Institutional	11,428,572	192,035	11,620,607

Capital Appreciation Acquiring Fund2

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor A	62,297,202	1,739,752	64,036,954
Investor C	10,444,713	897,732	11,342,445
Institutional	18,738,365	117,500	18,855,865

Equity Dividend Acquiring Fund3

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor A	221,209,576	2,075,522	223,285,098
Investor C	89,555,769	802,532	90,358,301
Institutional	491,319,152	155,155	491,474,307

[1]	At April 30, 2019.
[2]	At March 31, 2019.
[3]	At January 31, 2019.

On a pro forma basis for the twelve months ended on the dates listed below, the Reorganizations would result in the following changes in investment advisory fees, administration fees, other operating expenses, and waivers and reimbursements as follows:

International Target Fund/International Acquiring Fund1

	Dollar Change	Basis Points
Investment advisory fees	$(139,976.00)	-0.02%
Administration fees	$—	0.00%
Other operating expenses	$(222,550)	-0.06%
Waivers and reimbursements	$138,242	0.02%

Capital Appreciation Target Fund/Capital Appreciation Acquiring Fund2

	Dollar Change	Basis Points
Investment advisory fees	$(147,232)	0.00%
Administration fees	$—	0.00%
Other operating expenses	$(228,546)	-0.01%
Waivers and reimbursements	$110,424	0.00%

Equity Dividend Target Fund/Equity Dividend Acquiring Fund3

	Dollar Change	Basis Points
Investment advisory fees	$(133,949)	0.00%
Administration fees	$—	0.00%
Other operating expenses	$(758,393)	0.00%
Waivers and reimbursements	$70,499	0.00%

[1]	On a pro forma basis for the twelve months ended April 30, 2019.
[2]	On a pro forma basis for the twelve months ended March 31, 2019.
[3]	On a pro forma basis for the twelve months ended January 31, 2019.

The following tables represents the total net annual portfolio operating expenses for each Target Fund and the corresponding Acquiring Fund as of the dates listed below, and each Combined Fund, as if each Reorganization was consummated on the dates listed below. Upon the closing of the Reorganizations, the total net annual operating expenses for each Combined Fund will be lower than that of the corresponding Target Fund.

		Total Net Annual Portfolio Operating Expenses
International Target Fund Shares	International Acquiring Fund Shares Received	International Target Fund[1]	International Acquiring Fund[1]	International Combined Fund Pro Forma[2]
Investor A Shares	Investor A Shares	1.46%	1.15%	1.15%
Investor C Shares	Investor C Shares	2.20%	1.90%	1.90%
Institutional Shares	Institutional Shares	1.21%	0.90%	0.90%

		Total Net Annual Portfolio Operating Expenses
Capital Appreciation Target Fund Shares	Capital Appreciation Acquiring Fund Shares Received	Capital Appreciation Target Fund[3]	Capital Appreciation Acquiring Fund[3]	Capital Appreciation Combined Fund Pro Forma[4]
Investor A Shares	Investor A Shares	1.35%	1.03%	1.03%
Investor C Shares	Investor C Shares	2.09%	1.82%	1.82%
Institutional Shares	Institutional Shares	1.10%	0.75%	0.75%

		Total Net Annual Portfolio Operating Expenses
Equity Dividend Target Fund Shares	Equity Dividend Acquiring Fund Shares Received	Equity Dividend Target Fund[5]	Equity Dividend Acquiring Fund[5]	Equity Dividend Combined Fund Pro Forma[6]
Investor A Shares	Investor A Shares	1.32%	0.97%	0.96%
Investor C Shares	Investor C Shares	2.05%	1.67%	1.67%
Institutional Shares	Institutional Shares	1.07%	0.71%	0.71%

[1]	As of April 30, 2019.
[2]	Calculated as if the Reorganization was consummated on May 1, 2018.
[3]	As of March 31, 2019.
[4]	Calculated as if the Reorganization was consummated on April 1, 2018.
[5]	As of January 31, 2019.
[6]	Calculated as if the Reorganization was consummated on February 1, 2018.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding valuation and Subchapter M compliance. As of April 30, 2019, all of the securities held by the International Target Fund comply with the compliance guidelines and/or investment restrictions of the

International Acquiring Fund. As of March 31, 2019, all of the securities held by the Capital Appreciation Target Fund comply with the compliance guidelines and/or investment restrictions of the Capital Appreciation Acquiring Fund. As of January 31, 2019, all of the securities held by the Equity Dividend Target Fund comply with the compliance guidelines and/or investment restrictions of the Capital Appreciation Acquiring Fund. It is not anticipated that the Acquiring Funds will sell any securities of the Target Funds acquired in the Reorganizations other than in the ordinary course of business.

The Reorganizations are expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by a Target Fund or its shareholders for U.S. federal income tax purposes as a result of a Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganizations or as a result of the transfer of certain assets). The aggregate tax basis of the applicable Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of the corresponding Target Fund held in its shares of such Target Fund immediately before the Reorganization.

Accounting Survivor: Each Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization.

Cost of Reorganizations: BlackRock or its affiliates will pay, directly or through waivers, each Acquiring Fund’s portion of the expenses incurred in connection with its respective Reorganization (including auditor and legal fees), which are estimated to be approximately $20,000 for the International Acquiring Fund, $20,000 for the Capital Appreciation Acquiring Fund and $20,000 for the Equity Dividend Acquiring Fund. Each Target Fund’s portion of the costs associated with the applicable Reorganization is estimated to be approximately $150,000 for the International Target Fund, $150,000 for the Capital Appreciation Target Fund and $150,000 for the Equity Dividend Target Fund (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with each Target Fund will be borne directly by the applicable Target Fund because it will benefit from the applicable Reorganization. The total estimated expenses of the Reorganizations are approximately $170,000 for the reorganization of the International Target Fund into the International Acquiring Fund, $170,000 for the reorganization of the Capital Appreciation Target Fund into the Capital Appreciation Acquiring Fund, and $170,000 for the reorganization of the Equity Dividend Target Fund into the Equity Dividend Acquiring Fund. The foregoing estimated expenses will be borne by BlackRock, either directly or through waivers (with respect to the Acquiring Funds), or by the Target Funds directly, as applicable, regardless of whether the Reorganizations are consummated.

Undistributed Net Investment Income, Undistributed Realized Gain and Capital Loss Carryforwards: Substantially all of the undistributed net investment income and undistributed realized gain, if any, of each Target Fund is expected to be distributed to such Target Fund’s shareholders prior to the Closing Date (as defined in Appendix II). As of (i) April 30, 2019 with respect to International Target Fund and International Acquiring Fund, (ii) March 31, 2019 with respect to Capital Appreciation Target Fund and Capital Appreciation Acquiring Fund, and (iii) January 31, 2019 with respect to Equity Dividend Target Fund and Equity Dividend Acquiring Fund, the amount of undistributed net investment income, undistributed realized gains and capital loss carryforwards for each Fund was as follows:

Undistributed Net Income
International Target Fund	International Acquiring Fund
$64,762	$1,720,262

Capital Appreciation Target Fund	Capital Appreciation Acquiring Fund
—	—

Equity Dividend Target Fund	Equity Dividend Acquiring Fund
$2,181	$32,013,192

Undistributed Realized Gains
International Target Fund	International Acquiring Fund
—	—

Capital Appreciation Target Fund	Capital Appreciation Acquiring Fund
$1,327,991	$136,454,071

Equity Dividend Target Fund	Equity Dividend Acquiring Fund
$479,190	$502,846,222
Capital Loss Carryforwards
International Target Fund	International Acquiring Fund
$(5,736,941)[1]	$(21,406,402)[2]

Capital Appreciation Target Fund	Capital Appreciation Acquiring Fund
—	—

Equity Dividend Target Fund	Equity Dividend Acquiring Fund
—	—

[1]	Capital loss carryforwards may be subject to limitation under Section 382 of the Internal Revenue Code of 1986, as amended.
[2]	$14,389,645 of capital loss carryforwards expire on October 31, 2019.

PART C. OTHER INFORMATION

Item 15.    Indemnification.

Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

Article IV, Section 1 of the Registrant’s By-Laws provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s By-Laws provides:

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s By-Laws provides:

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s By-Laws provides:

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Fifth Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 13(d).

Item 16.    Exhibits.

Exhibit Number	Description
1	— Articles of Incorporation

(a)	— Articles of Incorporation of the Registrant, dated April 29, 1992.(a)

(b)	— Articles of Amendment, dated July 7, 1992, to the Articles of Incorporation of the Registrant.(a)

(c)	— Articles of Amendment, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)

(d)	— Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)

(e)	— Articles Supplementary, dated October 17, 1994, to the Articles of Incorporation of the Registrant.(a)

(f)	— Articles Supplementary, dated April 5, 1999, to the Articles of Incorporation of the Registrant.(k)

(g)	— Articles Supplementary, dated November 17, 1999, to the Articles of Incorporation of the Registrant.(i)

(h)	— Articles Supplementary, dated October 20, 2000, to the Articles of Incorporation of the Registrant.(j)

(i)	— Articles Supplementary, dated December 11, 2001, to the Articles of Incorporation of the Registrant.(d)

(j)	— Articles of Amendment, dated May 3, 2002, to the Articles of Incorporation of the Registrant.(n)

Exhibit Number	Description

(k)	— Articles Supplementary, dated December 9, 2002, to the Articles of Incorporation of the Registrant.(n)

(l)	— Articles of Amendment, dated March 21, 2003, to the Articles of Incorporation of the Registrant.(o)

(m)	— Articles Supplementary, dated June 21, 2004, to the Articles of Incorporation of the Registrant.(k)

(n)	— Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock.(p)

(o)	— Form of Articles of Amendment changing the name of the Registrant to BlackRock Fundamental Growth Fund, Inc.(p)

(p)	— Articles Supplementary, dated February 10, 2010, to the Articles of Incorporation of the Registrant.(r)

(q)	— Articles of Amendment, dated November 4, 2016, to the Articles of Incorporation of the Registrant.(q)

(r)	— Articles Supplementary, dated November 28, 2018, Reclassifying Shares of Authorized Capital.(h)

2	— By-Laws

(a)	— Amended and Restated By-Laws of the Registrant, dated November 14, 2017.(s)

3	— Voting Trust Agreements

(a)	— Not applicable.

4	— Plan of Reorganization

(a)	— Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Information Statement.

5	— Instruments Defining Rights of Security Holders

(a)	— Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.(b)

6	— Investment Advisory Agreements

(a)	— Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (“BAL”).(p)

7	— Underwriting or Distribution Contracts

(a)	— Form of Distribution Agreement between the Registrant and BlackRock Investments, Inc. (“BRIL”).(c)

8	— Bonus or Profit Sharing Contracts

(a)	— None.

9	— Custodian Agreements

(a)	— Form of Custody Agreement between Registrant and The Bank of New York Mellon.(l)

10	— Rule 12b-1 and Rule 18f-3 Plans

(a)	— Form of Investor A Distribution Plan.(c)

Exhibit Number	Description

(b)	— Form of Investor C Distribution Plan.(c)

(c)	— Form of Class R Shares Distribution Plan.(c)

(d)	— Amended and Restated Plan pursuant to Rule 18f-3.(f)

11	— Legal Opinions

(a)	— Opinion of Miles & Stockbridge P.C. as to the legality of the securities.*

12	— Tax Opinions

(a)	— Form of Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.*

13	— Other Material Contracts

(a)	— Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc.(g)

(b)	— Form of Sixth Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(e)

(c)(1)

—   Form of Administration and Accounting Services Agreement between BlackRock Capital Appreciation Fund, Inc. and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.)(t)

(c)(2)

—   Form of Joinder and Amendment to Administration and Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.)(v)

(d)	— Form of Fifth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC.(m)

(e)	— Form of Amended and Restated Shareholders’ Administrative Services Agreement between the Registrant and BAL.(u)

(f)	— Form of Eighth Amended and Restated Expense Limitation Agreement, by and between the Registrant and BAL, among others.(w)

14	— Other Opinions and Consents

(a)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm.*

15	— Omitted Financial Statements

(a)	— Not applicable.

16	— Power of Attorney

(a)	— Power of Attorney.(x)

17	— Additional Exhibits

(a)	— Not applicable.

*	Filed herewith.
(a)

Re-filed on December 21, 1995, as an Exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) pursuant to the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) requirements.

(b)

Reference is made to Article II, Article IV, Article V (sections 2, 3, 4 and 6), Article VI, Article VII and Article IX of the Registrant’s Articles of Incorporation, as amended, filed as Exhibit (1) to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant’s Amended and Restated By-Laws filed as Exhibit (2) to the Registration Statement.

(c)

Incorporated by reference to the identically numbered Exhibits to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Advantage Global Fund, Inc. (formerly BlackRock Global SmallCap Fund, Inc.) (File No. 33-53399), filed on October 28, 2008.

(d)	Filed on December 11, 2001 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(e)	Incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 947 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on April 29, 2019.
(f)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of Managed Account Series (File No. 333-124463), filed on November 30, 2018.
(g)	Incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.
(h)	Filed on January 28, 2019 as an Exhibit to Post-Effective Amendment No. 40 to the Registration Statement.
(i)	Filed on December 1, 1999 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(j)	Filed on November 30, 2000 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(k)	Filed on December 28, 2004 as an Exhibit to Post-Effective Amendment No. 15 to the Registration Statement.
(l)

Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of BlackRock Bond Fund, Inc. (formerly BlackRock Total Return Fund, Inc.) (File No. 2-62329), filed on January 28, 2013.

(m)	Incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 923 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 25, 2019.
(n)	Filed on December 30, 2002 as an Exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement.
(o)	Filed on December 19, 2003 as Exhibit 1(k) to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement.
(p)	Filed on September 21, 2006 as an Exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement.
(q)	Filed on January 27, 2017 as an Exhibit to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement.
(r)	Filed on February 16, 2010 as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement.
(s)

Incorporated by reference to the identically-numbered Exhibit to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of the Registrant (File No. 33-47875), filed on January 26, 2018.

(t)	Incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File No. 33-47875), filed on January 28, 2013.
(u)	Incorporated by reference to Exhibit 8(i) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of BlackRock EuroFund (File No. 33-04026), filed on October 26, 2012.
(v)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.
(w)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 736 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on September 28, 2017.
(x)	Filed on May 21, 2019, as an Exhibit to Registrant’s Registration Statement on Form N-14.

Item 17.    Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on July 17, 2019.

BLACKROCK CAPITAL APPRECIATION FUND, INC. (REGISTRANT)

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Director, President and Chief Executive Officer (Principal Executive Officer)	July 17, 2019

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	July 17, 2019

BRUCE R. BOND* (Bruce R. Bond)	Director

SUSAN J. CARTER* (Susan J. Carter)	Director

COLLETTE CHILTON* (Collette Chilton)	Director

NEIL A. COTTY* (Neil A. Cotty)	Director

LENA G. GOLDBERG* (Lena G. Goldberg)	Director

ROBERT M. HERNANDEZ* (Robert M. Hernandez)	Director

HENRY R. KEIZER* (Henry R. Keizer)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

DONALD C. OPATRNY* (Donald C. Opatrny)	Director

JOSEPH P. PLATT* (Joseph P. Platt)	Director

MARK STALNECKER* (Mark Stalnecker)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

Signature	Title	Date

CLAIRE A. WALTON* (Claire A. Walton)	Director

ROBERT FAIRBAIRN* (Robert Fairbairn)	Director

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	July 17, 2019

EXHIBIT INDEX

Exhibit Number	Description

11(a)	— Opinion of Miles & Stockbridge P.C. as to the legality of the securities.

12(a)	— Form of Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.

14(a)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm.